As filed with the Securities and Exchange Commission on April 1, 2011

Securities Act File No.__________

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-14
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

Pre-Effective Amendment No. __
Post-Effective Amendment No. __
(Check appropriate box or boxes)

BLACKROCK FUNDSSM
(Exact Name of Registrant as Specified in the Charter)

100 Bellevue Parkway
Wilmington, Delaware 19809
(Address of Principal Executive Offices)

Telephone Number: (800) 441-7762
(Area Code and Telephone Number)

John Perlowski
President and Chief Executive Officer
55 East 52nd Street, New York, New York 10055
(Name and Address of Agent for Service)

Copies to:

John A. MacKinnon, Esq. Sidley Austin LLP 787 Seventh Avenue New York, New York 10019-6099	Ira P. Shapiro, Esq. BlackRock Advisors, LLC 55 East 52nd Street New York, New York 10055

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933.

Title of securities being registered: Shares of Beneficial Interest, par value $0.001 per Share. Calculation of Registration Fee under the Securities Act of 1933: No filing fee is required because of reliance on Section 24(f) and Rule 24f-2 under the Investment Company Act of 1940.

It is proposed that this filing will become effective May 1, 2011, pursuant to Rule 488 under the Securities Act of 1933.

EXPLANATORY NOTE

This Registration Statement is organized as follows:

1.	Letter to Shareholders of the BlackRock Small/Mid-Cap Growth Portfolio, a series of BlackRock FundsSM

2.	Questions and Answers for Shareholders of the BlackRock Small/Mid-Cap Growth Portfolio, a series of BlackRock FundsSM

3.	Notice of Special Meeting of Shareholders of the BlackRock Small/Mid-Cap Growth Portfolio, a series of BlackRock FundsSM

4.

Combined Prospectus/Proxy Statement regarding the proposed reorganization of the BlackRock Small/Mid-Cap Growth Portfolio, a series of BlackRock FundsSM, into the BlackRock Mid-Cap Growth Equity Portfolio, a series of BlackRock FundsSM

5.

Statement of Additional Information regarding the proposed reorganization of the BlackRock Small/Mid-Cap Growth Portfolio, a series of BlackRock FundsSM, into the BlackRock Mid-Cap Growth Equity Portfolio, a series of BlackRock FundsSM

6.	Part C Information

7.	Exhibits

March [__], 2011

Dear Shareholder:

You are cordially invited to attend a special meeting of shareholders (the “Special Meeting”) of BlackRock Small/Mid-Cap Growth Portfolio (the “Target Fund”), a series of BlackRock FundsSM (the “Trust”), to be held on Friday, June 24, 2011. Before the Special Meeting, I would like to provide you with additional background and ask for your vote on an important proposal affecting the Target Fund.

The proposal you will be asked to consider at the Special Meeting, as described in the enclosed Combined Prospectus/Proxy Statement, is a proposed reorganization of the Target Fund with BlackRock Mid-Cap Growth Equity Portfolio (the “Acquiring Fund”), also a series of the Trust. In this reorganization, the Target Fund shares would be exchanged for the same class of shares of the Acquiring Fund with the same aggregate net asset value of the Target Fund shares that you currently hold. It is currently anticipated that the reorganization of the Target Fund will be effected on a tax-free basis for federal income tax purposes.

BlackRock Advisors, LLC (“BlackRock Advisors”), each fund’s investment adviser, has proposed the reorganization involving the Target Fund, as well as a number of other reorganizations involving other funds advised by BlackRock Advisors or an affiliate, to eliminate certain redundancies and in an effort to achieve certain operating efficiencies.

The reorganization of the Target Fund is being proposed because BlackRock Advisors believes that the shareholders of the Target Fund generally will benefit more from the potential operating efficiencies and economies of scale that may be achieved by combining the Target Fund’s assets in the reorganization, than by continuing to operate the Target Fund separately. The Board of Trustees of the Trust believes the reorganization is in the best interests of the Target Fund, and recommends that you vote “for” the proposed reorganization.

I encourage you to carefully review the enclosed materials, which explain this proposal in more detail. As a shareholder, your vote is important, and we hope that you will respond today to ensure that your shares will be represented at the Special Meeting. You may vote using one of the methods below by following the instructions on your proxy card:

  By touchtone telephone;

  By Internet;

  By returning the enclosed proxy card in the postage-paid envelope; or

  In person at the Special Meeting.

If you do not vote using one of these methods, you may be called by [                  ] our proxy solicitor, to vote your shares.

As always, we appreciate your support.

Sincerely,

John Perlowski
President and Chief Executive Officer

BlackRock Funds
100 Bellevue Parkway Wilmington, DE 19809 (800) 441-7762

Please vote now. Your vote is important.

To avoid the wasteful and unnecessary expense of further solicitation, we urge you to promptly indicate your voting instructions on the enclosed proxy card, date and sign it and return it in the envelope provided (or vote by touchtone telephone or through the Internet, following the instructions on the enclosed proxy card), no matter how large or small your holdings may be. If you submit a properly executed proxy but do not indicate how you wish your shares to be voted, your shares will be voted “for” the reorganization. If your shares are held through a broker, you must provide voting instructions to your broker about how to vote your shares in order for your broker to submit your vote at the Special Meeting.

QUESTIONS & ANSWERS

     We recommend that you read the complete Combined Prospectus/Proxy Statement. For your convenience, we have provided a brief overview of the issue to be voted on.

Q:	Why is a shareholder meeting being held?

A:

You are being asked to approve an agreement and plan of reorganization (a “Reorganization Agreement”) between BlackRock Funds (the “Trust”), on behalf of the BlackRock Small/Mid-Cap Growth Portfolio (the “Target Fund”), and the Trust, on behalf of the BlackRock Mid-Cap Growth Equity Portfolio (the “Acquiring Fund”). Each Fund pursues a substantially similar investment objective. Each Fund also employs similar principal investment strategies to achieve its respective investment objective. If the proposed reorganization (“Reorganization”) relating to the Target Fund is approved and completed, an account at the Acquiring Fund will be set up in your name, you will become a shareholder of the Acquiring Fund, and the Target Fund will be terminated as a series of the Trust. Please refer to the Combined Prospectus/Proxy Statement for a detailed explanation of the proposed Reorganization relating to the Target Fund and for a more complete description of the Acquiring Fund.

Q:	How does the Board suggest that I vote?

A:

After careful consideration, the Board of Trustees of the Trust (the “Board”), including the Directors and Trustees who are not “interested persons” of the Trust (as defined in the 1940 Act) (the “Independent Board Members”) has determined that the proposed Reorganization is in the best interests of the Target Fund and that the Target Fund’s existing shareholders will not be diluted as a result of the Reorganization. Therefore, the Board recommends that you cast your vote “For” the proposed Reorganization. The Board has determined that shareholders of the Target Fund may benefit from the following:

(i) Shareholders of the Target Fund will remain invested in a diversified, open-end fund that has greater net assets;

(ii) The larger net asset size of the combined fund (the “Combined Fund”) is expected to give rise to possible operating efficiencies (e.g., certain fixed costs, such as printing shareholder reports and proxy statements, legal expenses, audit fees, mailing costs and other expenses, will be spread across a larger asset base, thereby potentially lowering the total expense ratio borne by shareholders of the Combined Fund); and

(iii) Assuming the Reorganization had been completed on September 30, 2010, the Combined Fund will have projected net annual fund operating expenses for each share class that are expected to be the same as or lower than those of the corresponding share classes of the Target Fund prior to the Reorganization as of September 30, 2010, after taking into account applicable contractual fee waivers and/or expense reimbursements (excluding the effects of certain fees and expenses) that BlackRock Advisors has agreed to implement for a certain period of time following the closing of the Reorganization.

Q:	How will the Reorganization affect me?

A:

If shareholders of the Target Fund approve the proposed Reorganization, all of the assets and certain stated liabilities of the Target Fund will be combined with those of the Acquiring Fund. You will receive the same class of shares of the Acquiring Fund as you currently hold of the Target Fund. The aggregate net asset value of the shares you receive in the Reorganization will equal the aggregate net asset value of the shares you own immediately prior to the Reorganization. As a result of the Reorganization, however, a shareholder of the Target Fund will hold a smaller percentage of ownership in the Combined Fund than he or she held in the Target Fund prior to the Reorganization.

Q:	In the Reorganization, will I receive the same class of shares of the Acquiring Fund as the shares of the Target Fund that I now hold?

A:	Yes. You will receive the same class of shares of the Acquiring Fund as the shares you own of your Target Fund.

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Q:	Will I own the same number of shares of the Acquiring Fund as I currently own of my Target Fund?

A:

No. You will receive shares of the Acquiring Fund with the same aggregate net asset value as the shares of the Target Fund you own prior to the Reorganization. However, the number of shares you receive will depend on the relative net asset value of the shares of the Target Fund and the Acquiring Fund as of the close of trading on the New York Stock Exchange on the business day immediately before the closing of the Reorganization (“Valuation Time”). Thus, if as of the Valuation Time the net asset value of a share of the Acquiring Fund is lower than the net asset value of the corresponding Share class of the Target Fund, you will receive a greater number of shares of the Acquiring Fund in the Reorganization than you held in the Target Fund before the Reorganization. On the other hand, if the net asset value of a Share of the Acquiring Fund is higher than the net asset value of the corresponding Share class of the Target Fund, you will receive fewer shares of the Acquiring Fund in the Reorganization than you held in the Target Fund before the Reorganization. The aggregate net asset value of your Combined Fund shares immediately after the Reorganization will be the same as the aggregate net asset value of your Target Fund shares immediately prior to the Reorganization.

Q:	Who will advise the Acquiring Fund once the Reorganization is completed?

A:

The Target Fund is advised by BlackRock Advisors, LLC (“BlackRock Advisors”). The Acquiring Fund is also advised by BlackRock Advisors and is expected to continue to be advised by BlackRock Advisors once the Reorganization is completed. Eileen O’Leary and Andrew Leger, two of the three portfolio managers of the Target Fund, also currently manage the Acquiring Fund, and will be the portfolio managers of the Combined Fund once the Reorganization is completed.

Q:	How will the Reorganization affect Fund fees and expenses?

A:

Assuming the Reorganization had occurred on September 30, 2010, the Combined Fund would have (i) total annual fund operating expenses for each of its share classes that are expected to be the same as or lower than those of the corresponding share classes of the Target Fund prior to the Reorganization, as of September 30, 2010, with the exception of the Target Fund Investor B share class; (ii) net annual fund operating expenses for each of its share classes that are expected to be the same as or lower than those of the corresponding share classes of the Target Fund prior to the Reorganization as of September 30, 2010, after taking into account applicable contractual fee waivers and/or expense reimbursements (excluding the effect of certain fees and expenses) that BlackRock Advisors has agreed to implement for a certain period of time following the closing of the Reorganization; (iii) contractual management fee rates for the Combined Fund that are expected to be the same as or lower than the contractual management fee rates for the Target Fund with the exception of the first breakpoint (based on aggregate average daily net assets of the Fund up to $1 billion) and effective management fee rates for the Combined Fund that are expected to be higher than those for the Target Fund.

Q:	Are there any differences in front-end sales loads or contingent deferred sales charges?

A:

The distribution and service fees and sales charges (including contingent deferred sales charges (“CDSCs”)) on the shares of the Acquiring Fund to be issued in the Reorganization (Investor A, Investor B, Investor C, Institutional, Service, and R share classes) to the holders of shares of the Target Fund will be identical to the corresponding charges on the shares of the Target Fund held by such shareholders immediately prior to the Reorganizations.

Q:	Will I have to pay any sales load, commission or other similar fee in connection with the Reorganization?

A:

No, you will not pay any sales load, commission or other similar fee in connection with the Reorganization. As more fully discussed in the Combined Prospectus/Proxy Statement, the holding period with respect to any contingent deferred sales charge that applies to shares of the Acquired Fund acquired by you in the Reorganization will be measured from the earlier of the time (i) you purchased your Target Fund shares or (ii) you purchased your shares of any other fund advised by BlackRock Advisors and subsequently exchanged them for shares of the Target Fund.

Q:	What happens to my shares if the Reorganization is approved? Will I have to take any action if the Reorganization is approved?

A:

If the Reorganization is approved, your shares automatically will be converted into shares of the Acquired Fund on the date of the completion of the Reorganization. You will receive written confirmation that this change has taken place. No certificates for shares will be issued in connection with the Reorganization. If you currently hold certificates representing your shares of the Target Fund, it is not necessary to surrender such certificates. You will receive the same class of shares of the Acquiring Fund as you currently hold of the Target Fund. The aggregate net asset value of the shares you receive in the Reorganization relating to the Target Fund will be equal to the aggregate net asset value of the shares you own in the Target Fund immediately prior to the Reorganization.

Q:	What happens if the Reorganization is not approved?

A:	If the Reorganization is not approved by shareholders of the Target Fund, the Reorganization will not occur, and the Board will consider alternatives.

Q:	Will the Reorganization create a taxable event for me?

A:

The Reorganization is expected to qualify as a tax-free “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended. If the Reorganization so qualifies, in general, the Target Fund will not recognize any gain or loss as a result of the transfer of all of its assets and substantially all of the liabilities in exchange for shares of the Acquiring Fund or as a result of its liquidation, and you will not recognize any gain or loss upon your receipt of shares of the Acquiring Fund in connection with the Reorganization.

The portfolio managers of the Acquiring Fund have reviewed the portfolio holdings of the Target Fund and anticipate disposing of or requesting the disposition of approximately 50% of the holdings of the Target Fund in preparation for, or as a result of, the Reorganization. Consequently, transaction costs in restructuring the portfolio holdings of the Combined Fund are anticipated to be incurred in connection with the Reorganization. The portfolio managers will evaluate the portfolio of the Combined Fund on a continuing basis and the foregoing statement is subject to change. Nothing, however, will require either the Target Fund or the Combined Fund to dispose of holdings in the portfolio if, in the reasonable judgment of the Board, on behalf of the Target Fund or the Combined Fund, or the investment adviser of the Target Fund, such disposition would adversely affect the tax-free nature of the Reorganization for federal income tax purposes. The tax impact of any such sales will depend on the difference between the price at which such portfolio assets are sold and the Target Fund’s basis in such assets. Any capital gains recognized in these sales on a net basis will be distributed to the Target Fund’s shareholders as capital gain dividends (to the extent of net realized long- term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale, and such distributions will be taxable to shareholders. In addition, prior to the Reorganization, the Target Fund will distribute to its shareholders all investment company taxable income, net tax-exempt income and net realized capital gains not previously distributed to shareholders, and such distribution of investment company taxable income and net realized capital gains will be taxable to shareholders.

Q:	What if I redeem my shares before the Reorganization takes place?

A:

If you choose to redeem your shares before the Reorganization takes place, then the redemption will be treated as a normal sale of shares and, generally, will be a taxable transaction and may be subject to any applicable CDSC.

Q:	Who will pay for the Reorganization?

A:

BlackRock Advisors or its affiliates will pay the Target Fund’s portion of the expenses incurred with the Reorganization. The Acquiring Fund’s portion of the costs associated with the Reorganization will be paid by the Acquiring Fund of which $4,942 is expected to be absorbed by BlackRock Advisors or its affiliates through Fund waivers. The estimated expenses of the Reorganization are $149,902 for the Target Fund and $91,500 for the Acquiring Fund. The foregoing estimated expenses will be borne by BlackRock Advisors and the Acquiring Fund regardless of whether the Reorganization is consummated.

Q:	How do I vote my shares?

A:

You can vote shares beneficially held through your account by mail, telephone or Internet or in person at the special meeting of the Target Fund (“Special Meeting”). To vote by mail, please mark your vote on the enclosed proxy card and sign, date and return the card in the postage-paid envelope provided. To vote by telephone or over the Internet, please have the proxy card in hand and call the telephone number or go to the website address listed on the card and follow the instructions. To vote at the Special Meeting, please attend the Special Meeting in person and have the proxy card on hand.

Q:	I have received other combined prospectus/proxy statements from other funds in the BlackRock mutual fund complex. Is this a duplicate combined prospectus/proxy statement?

A:

This is not a duplicate combined prospectus/proxy statement. If you are a shareholder of other BlackRock- advised funds, you may have separately received one or more other combined prospectuses/proxy statements and proxy cards relating to other reorganizations. Please read those documents carefully as well and cast your vote. You are being asked to vote separately for each fund in which you own shares that is a target fund in a reorganization. The proposals included here were not included in any other combined prospectus/proxy statement.

Q:	When will the Reorganization occur?

A:

If approved by shareholders, the Reorganization is expected to occur during the third quarter of 2011. The Reorganization will not take place if the Reorganization is not approved by the Target Fund’s shareholders.

Q:	How does the Board recommend that I vote?

A:	The Board recommends that shareholders vote “for” the proposal.

Q:	Whom do I contact if I have questions?

A:	You can contact your financial advisor for further information. Direct shareholders may contact the Funds at (800) 441-7762.

     Important additional information about the proposal is set forth in the accompanying Combined Prospectus/Proxy Statement. Please read it carefully.

BLACKROCK FUNDSSM
100 Bellevue Parkway
Wilmington, Delaware 19809
(800) 441-7762

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 24, 2011

To the Shareholders of the BlackRock Small/Mid Cap Growth Portfolio:

     This is to notify you that a Special Meeting of Shareholders (the “Special Meeting”) of the BlackRock Small/Mid Cap Growth Portfolio (“Target Fund”),a series of BlackRock Funds, a Massachusetts business trust (the “Trust”), will be held on Friday, June 24, 2011, at 10:00 a.m., Eastern Time, at the offices of BlackRock Advisors, LLC at 800 Scudders Mill Road, Plainsboro, NJ 08536, for the following purposes:

     1. The shareholders of the Target Fund are being asked to consider a proposal to approve an Agreement and Plan of Reorganization (“Reorganization Agreement”) relating to their Target Fund. Pursuant to the Reorganization Agreement, the Target Fund would transfer all of its assets to the BlackRock Mid-Cap Growth Equity Portfolio (the “Acquiring Fund”), a series of the Trust, in exchange for the assumption by the Acquiring Fund of certain stated liabilities of the Target Fund and shares of the Acquiring Fund, after which those shares will be distributed by the Target Fund to the holders of its shares; and

     2. To transact such other business as may properly be presented at the Special Meeting or any adjournment or postponement thereof.

     The Board of Trustees of the Trust has fixed the close of business on April 27, 2011 as the record date (the “Record Date”) for determination of shareholders of the Target Fund entitled to notice of, and to vote at, the Special Meeting and any adjournments or postponements thereof.

     Your vote is important regardless of the size of your holdings in the Target Fund. Whether or not you expect to be present at the Special Meeting, please complete and sign the enclosed proxy card and return it promptly in the enclosed envelope. You may also vote by telephone or over the Internet; please see pages [    ] of the enclosed Combined Prospectus/Proxy Statement for details. If you vote by proxy and then desire to change your vote or vote in person, you may revoke your proxy at any time prior to the votes being tallied at the Special Meeting. Please refer to the section of the enclosed Combined Prospectus/Proxy Statement entitled “Voting Information and Requirements—Manner of Voting” for more information.

By Order of the Board of Trustees,

/s/ Ira P. Shapiro

Ira P. Shapiro Secretary

[Wilmington, Delaware]
[            ], 2011

COMBINED PROSPECTUS/PROXY STATEMENT

BLACKROCK FUNDSSM
BlackRock Small/Mid-Cap Growth Portfolio

100 Bellevue Parkway
Wilmington, Delaware 19809
(800) 441-7762

     This Combined Prospectus/Proxy Statement is furnished to you as a shareholder of the BlackRock Small/Mid-Cap Growth Portfolio (the “Target Fund”), a series of BlackRock Funds, a Massachusetts business trust (the “Trust”). A special meeting of shareholders of the Target Fund (the “Special Meeting”) will be held at the offices of BlackRock Advisors, LLC at 800 Scudders Mill Road, Plainsboro, NJ 08536, on Friday, June 24, 2011 at 10:00 a.m., Eastern Time, to consider the items that are listed below and discussed in greater detail elsewhere in this Combined Prospectus/Proxy Statement. Shareholders of record of the Target Fund at the close of business on April 27, 2011 (the “Record Date”) are entitled to notice of, and to vote at, the Special Meeting or any adjournments or postponements thereof. This Combined Prospectus/Proxy Statement, proxy card and accompanying Notice of Special Meeting of Shareholders were first sent or given to shareholders of the Target Fund on or about _________, 2011. The Board of Trustees of the Trust (the “Board”) requests that shareholders vote their shares by completing and returning the enclosed proxy card or by following one of the other methods for voting specified on the proxy card.

The purposes of the Special Meeting are:

     1. The shareholders of the Target Fund are being asked to consider a proposal to approve an Agreement and Plan of Reorganization (“Reorganization Agreement”) relating to their Target Fund. Pursuant to the Reorganization Agreement, the Target Fund would transfer all of its assets to the BlackRock Mid-Cap Growth Equity Portfolio (the “Acquiring Fund”), a series of the Trust, in exchange for the assumption by the Acquiring Fund of certain stated liabilities of the Target Fund and shares of the Acquiring Fund, after which those shares will be distributed by the Target Fund to the holders of its shares; and

     2. To transact such other business as may properly be presented at the Special Meeting or any adjournment or postponement thereof.

     The Board has approved the reorganization (“Reorganization”) with respect to the Target Fund by which the Target Fund, a separate series of the Trust, an open-end management investment company, would be acquired by the Acquiring Fund. The Acquiring Fund pursues an investment objective substantially similar to that of the Target Fund. Both Funds seek capital appreciation. The Target Fund’s investment objective is the growth of capital and the Acquiring Fund’s investment objective is long-term capital appreciation. The Acquiring Fund also has certain strategies that are similar and compatible with those of the Target Fund. The Target Fund and the Acquiring Fund, however, employ certain differing investment strategies to achieve their respective objectives, as discussed in more detail below. For more information on each Fund’s investment strategies see “Summary – Investment Objectives and Principal Investment Strategies” below.

     If the Target Fund’s shareholders approve the Reorganization, the Target Fund will transfer its assets to the Acquiring Fund. The Acquiring Fund will assume certain stated liabilities of the Target Fund and will issue shares to the Target Fund in an amount equal to the aggregate net asset value of the outstanding shares of the Target Fund. Immediately thereafter, the Target Fund will distribute these shares of the Acquiring Fund to its shareholders. After distributing these shares, the Target Fund will be terminated as a series of the Trust. When the Reorganization is complete, the Target Fund’s shareholders will hold the same class of shares of the Acquiring Fund as they currently hold of the Target Fund. The aggregate net asset value of the Acquiring Fund shares received in the Reorganization will equal the aggregate net asset value of the Target Fund shares held by Target Fund shareholders immediately prior to the Reorganization. As a result of the Reorganization, however, a shareholder of the Target Fund will represent a smaller percentage of ownership in the Combined Fund than such shareholder’s percentage of ownership in the Target Fund prior to the Reorganization.

     This Combined Prospectus/Proxy Statement sets forth concisely the information shareholders of the Target Fund should know before voting on the Reorganization relating to their Fund and constitutes an offering of the shares of the Acquiring Fund being issued in the Reorganization. Please read it carefully and retain it for future reference.

     The following documents containing additional information about the Acquiring Fund and the Target Fund (together, the “Funds”), each having been filed with the Securities and Exchange Commission (the “SEC”), are incorporated by reference into (legally considered to be part of) this Combined Prospectus/Proxy Statement:

  the Statement of Additional Information dated [          ], 2011 (the “Reorganization SAI”), relating to this Combined Prospectus/Proxy Statement;

  the Prospectuses relating to Investor A, Investor B, Investor C, Institutional, Service, and R shares of the Target Fund, dated January 28, 2011, as supplemented;

  the Statement of Additional Information relating to the Target Fund, dated January 28, 2010, as supplemented, (the “Target Fund SAI”);

  the Annual Report to shareholders of the Target Fund for the fiscal year ended September 30, 2010; and

  the Statement of Additional Information relating to the Acquiring Fund, dated January 28, 2011, as supplemented (the “Acquiring Fund SAI”).

     The following documents each have been filed with the SEC, and are incorporated herein by reference into (each legally forms a part of) and also accompany this Combined Prospectus/Information Statement:

  the Prospectus relating to Investor A, Investor B, Investor C, Institutional, and R shares of the Acquiring Fund dated January 28, 2011, as supplemented; and

  the Annual Report to shareholders of the Acquiring Fund for the fiscal year ended September 30, 2010.

     Except as otherwise described herein, the policies and procedures set forth under “Account Information” in the Acquiring Fund’s Prospectuses (collectively, the “Acquiring Fund Prospectus”) will apply to the shares issued by the Acquiring Fund in connection with the Reorganization. The Funds are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the “1940 Act”), and in accordance therewith, file reports and other information, including proxy materials, with the SEC.

     Additional copies of the foregoing and any more recent reports filed after the date hereof may be obtained without charge by calling or writing:

BlackRock Small/Mid-Cap Growth Portfolio	BlackRock Mid-Cap Growth Equity Portfolio
BlackRock Funds	BlackRock Funds
100 Bellevue Parkway	100 Bellevue Parkway
Wilmington, Delaware 19809	Wilmington, Delaware 19809
(800) 441-7762	(800) 441-7762

     If you wish to request the Reorganization SAI, please ask for the “Reorganization SAI.” The Reorganization SAI may also be obtained without charge at (800) 441-7762.

You also may view or obtain these documents from the SEC:

In Person:	At the SEC’s Public Reference Room at 100 F Street, N.E., Washington, DC 20549.

By Phone:	(202) 551-8090

By Mail:	Public Reference Section Office of Consumer Affairs and Information Services Securities and Exchange Commission 100 F Street, N.E. Washington, DC 20549 (duplicating fee required)

By E-mail:	publicinfo@sec.gov (duplicating fee required)

By Internet:	www.sec.gov

     The Board knows of no business other than that discussed above that will be presented for consideration at the Special Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

     No person has been authorized to give any information or make any representation not contained in this Combined Prospectus/Proxy Statement and, if so given or made, such information or representation must not be relied upon as having been authorized. This Combined Prospectus/Proxy Statement does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

     Neither the SEC nor any state regulator has approved or disapproved of these securities or passed upon the adequacy of this Combined Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

     The date of this Combined Prospectus/Proxy Statement is [          ], 2011.

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SUMMARY

     The following is a summary of certain information contained elsewhere in this Combined Prospectus/Proxy Statement and is qualified in its entirety by reference to the more complete information contained herein. Shareholders should read the entire Combined Prospectus/Proxy Statement carefully.

     The Trust is an open-end management investment company registered with the SEC. Each of the Funds is a diversified, separate series of the Trust. The Trust is organized as a business trust under the laws of the Commonwealth of Massachusetts. The investment objective of each Fund is substantially similar. Each Fund has an investment objective to seek capital appreciation. The investment objective of each Fund is a non-fundamental objective, which means it may be changed without the approval of the Fund’s shareholders. Should a Fund’s Board determine that the investment objective of the Fund should be changed, the Fund’s shareholders must be given at least 30 days notice before any such change is implemented.

     The Acquiring Fund, following completion of the Reorganization, may be referred to as the “Combined Fund” in this Combined Prospectus/Proxy Statement.

     BlackRock Advisors, LLC (“BlackRock Advisors” or the “Adviser”) serves as the investment adviser of each of the Funds. The portfolio managers of the Target Fund are Andrew Thut, Eileen Leary, and Andrew Leger. Ms. Leary and Mr. Leger are the portfolio managers of the Acquiring Fund, and are expected to continue to be the portfolio managers of the Combined Fund following the closing of the Reorganization. Each of the Funds publicly offers its shares on a continuous basis, and shares may be purchased through each Fund’s distributor, BlackRock Investments, LLC (“BRIL” or the Distributor”), and numerous intermediaries.

Target Fund and Acquiring Fund. The Target Fund and the Acquiring Fund employ similar investment strategies to achieve their respective objectives, but there are certain differences. The Target Fund invests at least 80% of its assets in small- and mid-cap companies with market capitalizations comparable to companies in the Russell 2500 Growth Index. The Acquiring Fund invests at least 80% of its assets in mid-cap companies with market capitalizations comparable to companies in the Russell Midcap Growth Index. As a principal investment strategy, the Target Fund may continue to hold or buy additional shares of a company that no longer meets the Fund’s definition of small- or mid-capitalization company if Fund management continues to believe that those shares are an attractive investment. The Acquiring Fund does not have a similar principal investment strategy. As a principal investment strategy, the Target Fund may invest in warrants. The Acquiring Fund does not have a similar principal investment strategy, but may invest in warrants. The Target Fund may invest up to 20% of its total assets in other types of securities including value stocks or dividend-paying stocks. The Acquiring Fund does not have a similar investment strategy. As a principal investment strategy, the Acquiring Fund may buy or sell derivatives. The Target Fund may buy or sell derivatives as a non-principal investment strategy.

     The Board, including the Trustees who are not “interested persons” of the Trust (as defined in the 1940 Act) (the “Independent Board Members”), has approved each Reorganization. Subject to approval by the Target Fund shareholders, the Reorganization provides for:

  the transfer of all the assets of the Target Fund to the Acquiring Fund in exchange for the assumption by the Acquiring Fund of certain stated liabilities of the Target Fund and shares of the Acquiring Fund having an aggregate net asset value equal to the value of the assets of the Target Fund acquired by the Acquiring Fund reduced by the amount of such assumed liabilities;

  the distribution of such shares of the Acquiring Fund to the relevant Target Fund’s shareholders; and

  the termination of the Target Fund as a series of the Trust.

     If the proposed Reorganization is approved and completed, the Target Fund’s shareholders would hold shares of the same class of the Combined Fund as they currently hold of the Target Fund with an aggregate net asset value equal to the aggregate net asset value of Target Fund shares owned immediately prior to the Reorganization.

Background and Reasons for the Proposed Reorganizations

     BlackRock Advisors believes that the shareholders of each Fund will benefit more from the potential operating efficiencies and economies of scale that may be achieved by combining the Funds’ assets in the Reorganization, than by continuing to operate the Funds separately. BlackRock Advisors believes that the Acquiring Fund’s investment objective and strategies make it a compatible fund within the BlackRock-advised complex for a reorganization with the Target Fund. As a result of the substantially similar investment objectives and similar strategies of the Funds, there is substantial overlap in the portfolio securities currently owned by the Funds. Consistent with the flexibility permitted by each Fund’s investment strategies, the Acquiring Fund’s portfolio management team is generally managing the Acquiring Fund in a similar manner as the Target Fund’s portfolio management team is managing the Target Fund. In particular, as of September 30, 2010, 48% of the Target Fund’s portfolio is invested in securities that are also held by the Acquiring Fund.

     In approving the Reorganization, the Board, including the Independent Board Members, determined that participation in the Reorganization is in the best interests of the Target Fund and that the interests of the Target Fund’s shareholders will not be diluted as a result of the Reorganization. The Board considered the Reorganization proposal at meetings held on February 14-15, 2011 and March 14, 2011, and the entire Board, including the Independent Board Members, approved the Reorganization. The approval determinations were made on the basis of each Board member’s judgment after consideration of all of the factors taken as a whole, though individual Board members may have placed different weight on various factors and assigned different degrees of materiality to various conclusions.

     The factors considered by the Board with regard to the Reorganization include, but are not limited to, the following:

  that the investment objectives of the Target Fund and Acquiring Fund are substantially similar. The Board also considered that certain strategies of the Target Fund and the Acquiring Fund are similar and compatible, while others are different. The Board considered the principal differences in investment strategies between the Target Fund and the Acquiring Fund. See “Summary—Investment Objectives and Principal Investment Strategies.”

  that, assuming the Reorganization had occurred on September 30, 2010, the Combined Fund would have (i) total annual fund operating expenses for each of its share classes that are expected to be the same as or lower than those of the corresponding share classes of the Target Fund prior to the Reorganization, as of September 30, 2010, with the exception of the Target Fund Investor B share class; and (ii) net annual fund operating expenses for each of its share classes that are expected to be the same as or lower than those of the corresponding share classes of the Target Fund prior to the Reorganization as of September 30, 2010, after taking into account applicable contractual fee waivers and/or expense reimbursements (excluding the effect of certain fees and expenses) that BlackRock Advisors has agreed to continue for a certain period of time.

  that, if the Reorganization is approved, BlackRock Advisors has agreed to contractually waive fees and/or reimburse expenses following the closing of the Reorganization in order to limit the Combined Fund’s Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 1.39% (for Investor A shares), to 2.16% (for Investor B and Investor C shares), and to 1.11% (for Institutional shares) of average daily net assets until February 1, 2014. BlackRock Advisors has also agreed to contractually waive fees and/or reimburse expenses following the closing of the Reorganization in order to limit the Combined Fund’s Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain Fund expenses) to 1.58% (for Service shares) and to 1.65% (for Class R shares) of average daily net assets until February 1, 2012.

  that the contractual management fee rates for the Combined Fund that are expected to be the same as or lower than the contractual management fee rates for the Target Fund with the exception of the first breakpoint (based on aggregate average daily net assets of the Fund up to $1 billion) and effective management fee rates for the Combined Fund that are expected to be higher than those for the Target Fund.

  the expectation that the Combined Fund will achieve certain operating efficiencies from its larger net asset size and the potential for further reduced expense ratios by sharing certain fixed costs over a larger asset base.

  that two of the three members of the portfolio management team (as described below under “Comparison of the Funds—Management of the Funds) who currently manage the Target Fund are expected to manage the Combined Fund following the closing of the Reorganizations.

  the relative performance histories of each Fund. See “Comparison of the Funds—Performance Information.”

  that the Target Fund will not pay any sales charges in connection with the Reorganization.

  that there is expected to be no gain or loss recognized by shareholders for federal income tax purposes as a result of the Reorganization, as the Reorganizations is expected to be a tax-free transaction. In addition, prior to the Reorganization, the Target Fund will distribute to its shareholders all investment company taxable income, net tax-exempt income and net realized capital gains not previously distributed to shareholders, and such distribution of investment company taxable income and net realized capital gains will be taxable to shareholders.

  that the aggregate net asset value of the shares that shareholders of the Target Fund will receive in the Reorganization is expected to equal the aggregate net asset value of the shares that shareholders of the Target Fund own immediately prior to the Reorganization, and that shareholders of the Target Fund will not be diluted as a result of the Reorganization.

  that the costs associated with the Reorganization for the Target Fund will be paid by BlackRock Advisors or its affiliates, and will not be borne by the Target Fund’s shareholders.

     The Board, including the Independent Board Members, concluded that, based upon the factors and determinations summarized above, completion of the Reorganization is advisable and in the best interests of the Target Fund and that the interests of the shareholders of the Target Fund will not be diluted with respect to net asset value as a result of the Reorganization. The Board of the Acquiring Fund concluded that completion of the Reorganization is advisable and in the best interests of the Acquiring Fund and that the interests of the shareholders of the Acquiring Fund will not be diluted with respect to net asset value as a result of the Reorganization. The determinations were made on the basis of each Board member’s business judgment after consideration of all of the factors taken as a whole, though individual Board members may have placed different weight on various factors and assigned different degrees of materiality to various conclusions.

     If a Reorganization is not approved by shareholders of the Target Fund, the Board will consider other alternatives.

     The Board, including the Independent Board Members, recommends that you vote “For” the Reorganization.

Investment Objectives and Principal Investment Strategies

     Comparison of the Target Fund and the Acquiring Fund

     Investment Objectives. The investment objectives of the Target Fund and the Acquiring Fund are substantially similar. The investment objective of the Target Fund is growth of capital. The investment objective of the Acquiring Fund is long-term capital appreciation. The investment objective of each of the Funds is a non-fundamental objective, which means it may be changed without the approval of the Fund’s shareholders. Should a Fund’s Board of Trustees determine that the investment objective of the Fund should be changed, Fund shareholders must be given at least 30 days notice before any such change is implemented.

     Principal Investment Strategies. The Target Fund and the Acquiring Fund employ similar principal strategies in achieving their respective objectives. The similarities and differences of the principal investment strategies of the Funds are described in the chart below.

Target Fund	Acquiring Fund
  Under normal market conditions, the Fund invests at least 80% of its total assets in small- capitalization and mid-capitalization companies.

  The Fund views small- and mid-capitalization companies as those that are less mature and appear to have the potential for rapid growth.

  The Fund generally defines small- and mid-capitalization companies, at the time of the Fund’s investment, as those with market capitalizations comparable in size to the companies in the Russell 2500 Growth Index (between approximately $39 million and $5.192 billion as of June 30, 2010, the most recent rebalance date) or a similar index. In the future, the Fund may define small- or mid-capitalization companies using a different index or classification system.

  Mid-Cap Growth Equity normally invests at least 80% of its net assets (which means net assets plus any borrowings for investment purposes) in equity securities issued by U.S. mid-capitalization companies which Fund management believes have above average earnings growth potential. Equity securities consist primarily of common stock, preferred stock, securities convertible into common stock and securities or other instruments whose price is linked to the value of common stock.

  The Fund generally defines these companies, at the time of the Fund’s investment, as those with market capitalizations comparable in size to the companies in the Russell Midcap Growth Index (between approximately $1.089 billion and $13.668 billion as of June 30, 2010, the most recent rebalance date). In the future, the Fund may define mid-capitalization companies using a different index or classification system.

The Fund’s stock investments may include common and preferred stocks, convertible securities, and warrants.	The Fund primarily buys common stock but also can invest in preferred stock and convertible securities. Investing in warrants is not identified as a principal investment strategy.
The Fund may continue to hold or buy additional shares of a company that no longer is of comparable size if Fund management continues to believe that those shares are an attractive investment.	No similar strategy.
From time to time the Fund may invest in shares of companies through “new issues” or initial public offerings (“IPOs”).	From time to time the Fund may invest in shares of companies through “new issues” or IPOs.
The Fund reserves the right to invest up to 20% of its total assets in other types of securities including value stocks or dividend-paying stocks.	No similar strategy.
The Fund may invest up to 10% of its assets in companies located in countries other than in the United States.	The Fund may invest up to 10% of its assets in companies located in countries other than in the United States.
Non-principal strategy.
  The Fund may, when consistent with the Fund’s investment goal, buy or sell options or futures on a security or an index of securities. The primary purpose of using derivatives is to attempt to reduce risk to the Fund as a whole (hedge), but they may also be used to maintain liquidity and commit cash pending investment. Fund management also may, but under normal market conditions generally does not intend to, use derivatives for speculation to increase returns.

     Comparison. Each of the Funds is classified as a diversified open-end management investment company under the Investment Company Act. Because of their substantially similar investment objectives and similar investment strategies, the Funds are subject to similar principal investment risks associated with an investment in the relevant Fund. The differences in the primary investment strategies are (i) the Target Fund invests 80% of its assets in both small and mid-capitalization companies, while the Acquiring Fund invests 80% of its assets exclusively in mid-capitalization companies and (ii) the Target Fund may invest in other types of securities, including value or dividend-paying stocks, and it may continue to hold or buy additional shares of a company that is no longer of comparable size if Fund management continues to believe that those shares are an attractive investment, while the Acquiring Fund does not have similar strategies. The differences in principal risks of each Fund are (i) derivatives risk is a principal risk of the Acquiring Fund but is a non-principal risk of the Target Fund; (ii) small-cap securities risk is a principal risk of the Target Fund but not of the Acquiring Fund; and (iii) warrants risk is a principal risk of the Target Fund but not of the Acquiring Fund.

     Notwithstanding the differences in the investment strategies of the Funds, as noted above, because of the substantially similar investment objectives and similar strategies there is overlap in the portfolio securities currently owned by the Funds. Consistent with the flexibility permitted by each Fund’s investment strategies, the respective portfolio management teams of each fund are generally managing the Funds in a substantially similar manner and the portfolio management team expected to manage the Combined Fund after the Reorganization is the same portfolio management team for the Acquiring Fund and consists of two of the three members of the portfolio management team of the Target Fund. In particular, as noted above, as of September 30, 2010, 48% of the Target Fund’s portfolio is invested in securities that are also held by the Acquiring Fund and 52% of the Acquiring Fund's portfolio is invested in securities that are also held by the Target Fund. The proposed Reorganization is expected to cause some portfolio turnover and transaction expenses associated with the sale of securities held by Target Fund. If such disposition occurs prior to the Reorganization the related transaction costs will be borne by the Target Fund. If such disposition occurs after the Reorganization, the related transaction costs will be borne by the Combined Fund.

Fees and Expenses

     If a Reorganization is approved and completed, holders of Target Fund shares will receive the class of shares indicated in the following chart:

Target Fund	Acquiring Fund
Institutional	Institutional
Investor A	Investor A
Investor B	Investor B
Investor C	Investor C
Class R	Class R

Fee Tables as of September 30, 2010 (unaudited)

     The fee tables below provide information about the fees and expenses attributable to each class of shares of the Funds, assuming the Reorganization had taken place on September 30, 2010 and the estimated pro forma fees and expenses attributable to each class of shares of the Pro Forma Combined Fund. The percentages presented in the fee tables are based on fees and expenses incurred during the 12-month period ended September 30, 2010. Future fees and expenses may be greater or less than those indicated below. For information concerning the net assets of each Fund as of September 30, 2010, see “Other Information — Capitalization.” You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the BlackRock-advised fund complex. More information about these and other discounts is available from your financial professional and in the “Details About the Share Classes” section of the Acquiring Fund Prospectus, which accompanies this Combined Prospectus/Information Statement and is incorporated herein by reference and in the “Purchase of Shares” section of the Acquiring Fund SAI, which is incorporated herein by reference.

	Small/Mid Cap Growth Investor A Shares		Mid Cap Growth Investor A Shares		Pro-Forma Combined Investor A Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	5.25%		5.25%		5.25%
Maximum Deferred Sales Charge (Load) (as percentage of offering price or redemption proceeds, whichever is lower)	None	(1)	None	(1)	None	(1)
Annual Fund Operating Expenses (Expenses that are deducted from Fund assets)
Management Fee	0.75%		0.80%		0.80%
Distribution (12b-1) and/or Service fees	0.25%		0.25%		0.25%
Other Expenses	0.55%		0.53%		0.49%
Acquired Fund Fees and Expenses	0.01	%(2)	0.01	%(2)	0.01%
Total Annual Fund Operating Expenses	1.56	%(2)	1.59	%(2)	1.55%
Fee Waivers and/or Expense Reimbursements	(0.16	)%(3)	—	%(4)	(0.15	)%(5)
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.40	%(3)	1.59	%(4)	1.40	%(5)

	Small/Mid Cap Growth Investor B Shares		Mid Cap Growth Investor B Shares		Pro-Forma Combined Investor B Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	None		None		None
Maximum Deferred Sales Charge (Load) (as percentage of offering price or redemption proceeds, whichever is lower)	4.50	%(6)	4.50	%(6)	4.50	%(6)
Annual Fund Operating Expenses
(Expenses that are deducted from Fund assets)
Management Fee	0.75%		0.80%		0.80%
Distribution (12b-1) and/or Service fees	1.00%		1.00%		1.00%
Other Expenses	0.67%		0.68%		0.65%
Acquired Fund Fees and Expenses	0.01	%(2)	0.01	%(2)	0.01%
Total Annual Fund Operating Expenses	2.43	%(2)	2.49	%(2)	2.46%
Fee Waivers and/or Expense Reimbursements	(0.26	)%(3)	(0.08	)%(4)	(0.29	)%(5)
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	2.17	%(3)	2.41	%(4)	2.17	%(5)

	Small/Mid Cap Growth Investor C Shares		Mid Cap Growth Investor C Shares		Pro-Forma Combined Investor C Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	None		None		None
Maximum Deferred Sales Charge (Load) (as percentage of offering price or redemption proceeds, whichever is lower)	1.00	%(7)	1.00	%(7)	1.00	%(7)
Annual Fund Operating Expenses (Expenses that are deducted from Fund assets)
Management Fee	0.75%		0.80%		0.80%
Distribution (12b-1) and/or Service fees	1.00%		1.00%		1.00%
Other Expenses	0.61%		0.53%		0.51%
Acquired Fund Fees and Expenses	0.01	%(2)	0.01	%(2)	0.01%
Total Annual Fund Operating Expenses	2.37	%(2)	2.34	%(2)	2.32%
Fee Waivers and/or Expense Reimbursements	(0.20	)%(3)	—	%(4)	(0.15	)%(5)
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	2.17	%(3)	2.34	%(4)	2.17	%(5)

	Small/Mid Cap Growth Institutional Shares		Mid Cap Growth Institutional Shares		Pro-Forma Combined Institutional Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	None		None		None
Maximum Deferred Sales Charge (Load) (as percentage of offering price or redemption proceeds, whichever is lower)	None		None		None
Annual Fund Operating Expenses (Expenses that are deducted from Fund assets)
Management Fee	0.75%		0.80%		0.80%
Distribution (12b-1) and/or Service fees	None		None		None
Other Expenses	0.71%		0.35%		0.34%
Acquired Fund Fees and Expenses	0.01	%(2)	0.01	%(2)	0.01%
Total Annual Fund Operating Expenses	1.47	%(2)	1.16	%(2)	1.15%
Fee Waivers and/or Expense Reimbursements	(0.33	)%(3)	—	%(4)	(0.03	)%(5)
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.14	%(3)	1.16	%(4)	1.12	%(5)

	Small/Mid Cap Growth Class R Shares		Mid Cap Growth Class R Shares		Pro-Forma Combined Class R Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	None		None		None
Maximum Deferred Sales Charge (Load) (as percentage of offering price or redemption proceeds, whichever is lower)	None		None		None
Annual Fund Operating Expenses (Expenses that are deducted from Fund assets)
Management Fee	0.75%		0.80%		0.80%
Distribution (12b-1) and/or Service fees	0.50%		0.50%		0.50%
Other Expenses	0.70%		0.67%		0.65%
Acquired Fund Fees and Expenses	0.01	%(2)	0.01	%(2)	0.01%
Total Annual Fund Operating Expenses	1.96	%(2)	1.98	%(2)	1.96%
Fee Waivers and/or Expense Reimbursements	(0.27	)%(3)	(0.32	)%(4)	(0.30	)%(5)
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.69	%(3)	1.66	%(4)	1.66	%(5)

(1)

A contingent deferred sales charge (“CDSC”) of 1.00% is assessed on certain redemptions of Investor A shares made within 18 months after purchase where no initial sales charge was paid at time of purchase as part of an investment of $1,000,000 or more.

(2)

The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets given in the Fund’s most recent annual report which does not include the Acquired Fund Fees and Expenses.

(3)

BlackRock Advisors has contractually agreed to waive and/or reimburse fees or expenses in order to limit Small/Mid Cap Growth Portfolio’s Total Annual Fund Operating Expenses After Fee Waivers and Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 1.39% (for Investor A Shares), 2.16% (for Investor B and Investor C Shares), 1.13% (for Institutional Shares) and 1.68% (for Class R Shares) of average daily net assets until February 1, 2012. The Fund may have to repay some of these waivers and reimbursements to BlackRock Advisors in the following two years. The agreement may be terminated upon 90 days’ notice by a majority of the Independent Board Members of the Trust or by a vote of a majority of the outstanding voting securities of the Fund.

(4)

BlackRock Advisors has contractually agreed to waive and/or reimburse fees or expenses in order to limit Mid Cap Growth Portfolio’s Total Annual Fund Operating Expenses After Fee Waivers and Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 1.63% (for Investor A Shares), 2.40% (for Investor B and Investor C Shares), 1.27% (for Institutional Shares) and 1.65% (for Class R Shares) of average daily net assets until February 1, 2012. The Fund may have to repay some of these waivers and reimbursements to BlackRock Advisors in the following two years. The agreement may be terminated upon 90 days’ notice by a majority of the Independent Board Members of the Trust or by a vote of a majority of the outstanding voting securities of the Fund.

(5)

If the Reorganization relating to Small/Mid Cap Growth Portfolio is approved, the Mid Cap Growth Portfolio’s fee waiver and/or expense limitation agreement for the Service and Class R shares will remain in place with the Combined Fund following the closing of the Reorganization. In addition, BlackRock Advisors has contractually agreed to waive and/or reimburse fees or expenses in order to limit the Combined Fund’s Total Annual Fund Operating Expenses After Fee Waivers and Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 1.39% (for Investor A Shares), 2.16% (for Investor B and Investor C Shares), and 1.11% (for Institutional Shares) of average daily net assets until February 1, 2014. The Fund may have to repay some of these waivers and reimbursements to BlackRock Advisors in the following two years. The agreement may be terminated upon 90 days’ notice by a majority of the Independent Board Members of the Trust or by a vote of a majority of the outstanding voting securities of the Fund.

(6)

The CDSC is 4.50% if shares are redeemed in less than one year. The CDSC for Investor B shares decreases for redemptions made in subsequent years. After six years there is no CDSC on Investor B shares.

(7)	There is no CDSC on Investor C shares after one year.

EXAMPLE:

This Example is intended to help you compare the cost of investing in the relevant Fund with the cost of investing in other mutual funds. This Example assumes that you invest $10,000 in the Fund for the time periods indicated (for the periods ended September 30, 2010) and then redeem all of your shares at the end of those periods. This Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

Target Fund into Acquiring Fund

	1 Year	3 Years	5 Years	10 Years
Small/Mid Cap Growth A Shares	$660	$ 977	$1,316	$2,271
Mid-Cap Growth A Shares	$678	$1,001	$1,345	$2,315
Pro-Forma Combined Fund A Shares	$660	$ 960	$1,298	$2,249

Small/Mid Cap Growth B Shares	$670	$1,083	$1,472	$2,531
Mid-Cap Growth B Shares	$694	$1,118	$1,518	$2,598
Pro-Forma Combined Fund B Shares	$670	$1,060	$1,457	$2,525

Small/Mid Cap Growth C Shares	$320	$ 720	$1,247	$2,691
Mid-Cap Growth C Shares	$337	$ 730	$1,250	$2,676
Pro-Forma Combined Fund C Shares	$320	$ 695	$1,212	$2,632

Small/Mid Cap Growth Institutional	$116	$ 432	$ 771	$1,729
Mid-Cap Growth Institutional	$118	$ 368	$ 638	$1,409
Pro-Forma Combined Fund Institutional	$114	$ 359	$ 627	$1,392

Small/Mid Cap Growth R Shares	$172	$ 589	$1,032	$2,264
Mid-Cap Growth R Shares	$169	$ 590	$1,038	$2,281
Pro-Forma Combined Fund R Shares	$169	$ 586	$1,030	$2,261

Expenses if you did not redeem your shares:

Small/Mid Cap Growth B Shares	$220	$ 733	$1,272	$2,531
Mid-Cap Growth B Shares	$244	$ 768	$1,318	$2,598
Pro-Forma Combined Fund B Shares	$220	$ 710	$1,257	$2,525

Small/Mid Cap Growth C Shares	$220	$ 720	$1,247	$2,691
Mid-Cap Growth C Shares	$237	$ 730	$1,250	$2,676
Pro-Forma Combined Fund C Shares	$220	$ 695	$1,212	$2,632

Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect a Fund's performance. During its most recent fiscal year, each Fund had the following portfolio turnover rate:

Fund	Fiscal Year End	Rate
Target Fund	9/30/10	106%
Acquiring Fund	9/30/10	76%

Federal Tax Consequences

     The Reorganization is expected to qualify as a tax-free “reorganization” for U.S. federal income tax purposes. If the Reorganization so qualifies, in general, the Target Fund and the Acquiring Fund will not recognize gain or loss for U.S. federal income tax purposes in the transactions contemplated by the Reorganization (except for any gain or loss that may be required to be recognized solely as a result of the close of a Target Fund’s taxable year due to the Reorganization or as a result of the transfer of certain assets). As a condition to the closing of the Reorganization, the Trust, on behalf of the Acquiring Fund, and the Trust, on behalf of each Target Fund, will receive an opinion from Willkie Farr & Gallagher LLP to that effect. An opinion of counsel is not binding on the Internal Revenue Service (the “IRS”) or any court and thus does not preclude the IRS from asserting, or a court from rendering, a contrary position.

     With respect to any of the portfolio assets of the Target Fund that are sold (or deemed sold by reason of marking to market of certain assets upon the termination of the Target Fund’s taxable year or as a result of the transfer of an interest in a passive foreign investment company) by the Target Fund in connection with the Reorganization, the tax impact of such sales (or deemed sales) will depend on the difference between the price at which such portfolio assets are sold and the Target Fund’s basis in such assets. Any gains will be distributed to the Target Fund’s shareholders as either capital gain dividends (to the extent of long-term capital gains) or ordinary dividends (to the extent of short-term capital gains) during or with respect to the year of sale (or deemed sale), and such distributions will be taxable to shareholders.

     At any time prior to the consummation of the Reorganization, a shareholder may redeem shares of the Target Fund, likely resulting in recognition of gain or loss to such shareholder for U.S. federal and state income tax purposes. For more information about the U.S. federal income tax consequences of the Reorganization, see “Material U.S. Federal Income Tax Consequences of the Reorganization.”

Purchase, Exchange, Redemption and Valuation of Shares

     Procedures for the purchase, exchange, redemption and valuation of shares of the Target Fund and the Acquiring Fund are identical.

COMPARISON OF THE FUNDS

Principal Investment Risks

Risks of the Funds

     Because of their substantially similar investment objectives and similar principal investment strategies, the Target Fund and the Acquiring Fund are subject to similar principal investment risks associated with an investment in the relevant Fund. The principal risks of each Fund (including any corresponding non-principal risk in the other Fund) are set out in the table below.

Risk	Target Fund	Acquiring Fund
Convertible Securities Risk	Principal Risk	Principal Risk
Derivatives Risk	Non-Principal Risk	Principal Risk
Equity Securities Risk	Principal Risk	Principal Risk
Investment Style Risk	Principal Risk	Principal Risk
Market Risk and Selection Risk	Principal Risk	Principal Risk
Mid-Cap Securities Risk	Principal Risk	Principal Risk
“New Issues” Risk	Principal Risk	Principal Risk
Small-Cap Securities Risk	Principal Risk	N/A
Warrants Risk	Principal Risk	N/A

Target Fund and Acquiring Fund

     The principal risks of the Target Fund and the Acquiring Fund are similar, except that (i) derivatives risk is a principal risk of the Acquiring Fund but is a non-principal risk of the Target Fund; (ii) small-cap securities risk is a principal risk of the Target Fund but not of the Acquiring Fund; and (iii) warrants risk is a principal risk of the Target Fund but not of the Acquiring Fund. The other principal risks of each Fund are as follows: convertible securities risk, equity securities risk, investment style risk, market risk and selection risk, mid-cap securities risk, and “new issues” risk.

Combined Fund

     There is no guarantee that shares of the Combined Fund will not lose value. This means that as shareholders of the Combined Fund, the Target Fund shareholders could lose money. Shares of the Combined Fund are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any Fund, the value of the Combined Fund’s investments, and, therefore, the value of the Combined Fund’s shares, may fluctuate. In addition, there are specific factors that may affect the value of a particular security. Also, the Combined Fund may invest in securities that underperform the markets, the relevant indices or securities selected by other funds with similar investment objectives and investment strategies.

     The following discussion describes the principal risks that may affect the Acquiring Fund and, therefore, the Combined Fund. You will find additional descriptions of specific risks in the Acquiring Fund Prospectus, which accompanies this Combined Prospectus/Proxy Statement and is incorporated herein by reference.

     Convertible Securities Risk — The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risk as apply to the underlying common stock.

     Derivatives Risk — The Fund’s use of derivatives may reduce the Fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets.

     Equity Securities Risk — Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

     Investment Style Risk — Under certain market conditions, growth investments have performed better during the later stages of economic expansion. Therefore, this investment style may over time go in and out of favor. At times when the investment style used by the Fund is out of favor, the Fund may underperform other equity funds that use different investment styles.

     Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

     Mid-Cap Securities Risk — The securities of mid-cap companies generally trade in lower volumes and are generally subject to greater and less predictable price changes than the securities of larger capitalization companies.

     “New Issues” Risk — “New Issues” are initial public offerings of U.S. equity securities. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the initial public offering.

Fundamental Investment Restrictions

     The Funds have nearly identical fundamental investment restrictions, as indicated on Appendix I. The only difference is that the Acquiring Fund is restricted from writing or selling options on currencies, while the Target Fund is not. Generally, neither of the Funds may: (i) purchase securities of any one issuer if more than 5% of the value of the Fund’s total assets would be invested in the securities of such issuer, or more than 10% of the issuer’s outstanding voting securities would be owned by the Fund or the Trust (with certain exceptions); (ii) purchase any securities which would cause 25% or more of the value of the Fund’s total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry (with certain exceptions); (iii) borrow money or issue senior securities (with certain exceptions); (iv) Purchase or sell real estate (with certain exceptions); (v) acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets or where otherwise permitted by the Investment Company Act; (vi) act as an underwriter of securities within the meaning of the Securities Act of 1933 (with certain exceptions); (vii) write or sell options (with certain exceptions); (viii) purchase securities of companies for the purpose of exercising control; (ix) purchase securities on margin, make short sales of securities or maintain a short position (with certain exceptions); (x) purchase or sell commodity contracts, or invest in oil, gas or mineral exploration or development programs (with certain exceptions); (xi) make loans (with certain exceptions); or (xii) purchase or sell commodities (with certain exceptions).

Performance Information

     The following bar charts and tables illustrate the past performance of an investment in each Fund for the periods shown. The information shows you how each Fund’s performance has varied year by year and provides some indication of the risks of investing in each Fund. Past performance is not predictive of future performance. On January 31, 2005, the Small/Mid-Cap Growth Portfolio reorganized with the State Street Research Emerging Growth Fund (the “SSR Fund”), which had investment goals and strategies substantially similar to the Fund. For periods prior to January 31, 2005, the chart and the table show performance information for the SSR Fund. Prior to the Small/Mid-Cap Growth Portfolio and Mid-Cap Growth Portfolio Class R shares inception date of October 2, 2006, the returns for Class R shares are based on the performance of the Institutional shares adjusted to reflect Class R share fees. Sales charges are not reflected in the bar charts. If they were, returns would be less than those shown. However, the tables include all applicable fees and sales charges. For more information concerning the performance of each Fund, please refer to the each Fund’s Prospectus and Annual Report. As shareholders of a Fund, you have already received a copy of the Prospectus and Annual Report. You may request copies of the Prospectus and Annual Report at no charge by calling (800) 441-7762 or writing the Fund. The returns would have been lower if BlackRock Advisors and its affiliates had not waived or reimbursed certain expenses during these periods.

Investor A Shares
ANNUAL TOTAL RETURNS1
BlackRock Small/Mid-Cap Growth Portfolio
(Target Fund)
As of 12/31

During the ten-year period shown in the bar chart, the highest return for a quarter was 26.95% (quarter ended June 30, 2003) and the lowest return for a quarter was –28.63% (quarter ended December 31, 2008).

As of 12/31/10 Average Annual Total Returns	1 Year	5 Years[1]	10 Years[1]

BlackRock Small/Mid-Cap Growth Portfolio — Investor A
Return Before Taxes	11.54%	0.67%	3.08%
Return After Taxes on Distributions	11.54%	(0.09)%	2.61%
Return After Taxes on Distributions and Sale of Shares	7.50%	0.55%	2.64%

BlackRock Small/Mid-Cap Growth Portfolio — Investor B
Return Before Taxes	12.37%	0.65%	3.04%

BlackRock Small/Mid-Cap Growth Portfolio — Investor C
Return Before Taxes	15.86%	0.97%	2.89%

BlackRock Small/Mid-Cap Growth Portfolio — Institutional
Return Before Taxes	18.04%	2.03%	3.93%

BlackRock Small/Mid-Cap Growth Portfolio — Class R
Return Before Taxes	17.36%	1.48%	3.33%

Russell 2500™ Growth Index
(Reflects no deduction for fees, expenses or taxes)	28.86%	5.63%	4.19%

[1]	A portion of the Fund’s total return was attributable to proceeds received in the fiscal year ended September 30, 2009 in settlement of litigation.

Investor A Shares
ANNUAL TOTAL RETURNS1
BlackRock Mid-Cap Growth Equity Portfolio
(Acquiring Fund)
As of 12/31

During the ten-year period shown in the bar chart, the highest return for a quarter was 20.97% (quarter ended June 30, 2009) and the lowest return for a quarter was –28.87% (quarter ended December 31, 2008).

As of 12/31/10 Average Annual Total Returns	1 Year	5 Years[1]	10 Years[1]

BlackRock Mid-Cap Growth Equity Portfolio — Investor A
Return Before Taxes	8.99%	1.91%	(1.07)%
Return After Taxes on Distributions	8.99%	1.91%	(1.09)%
Return After Taxes on Distributions and Sale of Shares	5.84%	1.63%	(0.90)%

BlackRock Mid-Cap Growth Equity Portfolio — Investor B
Return Before Taxes	9.53%	1.86%	(1.12)%

BlackRock Mid-Cap Growth Equity Portfolio — Investor C
Return Before Taxes	13.14%	2.25%	(1.27)%

BlackRock Mid-Cap Growth Equity Portfolio — Institutional
Return Before Taxes	15.47%	3.49%	(0.08)%

BlackRock Mid-Cap Growth Equity Portfolio — Class R
Return Before Taxes	14.94%	2.98%	(0.59)%

BlackRock Mid-Cap Growth Equity Portfolio — Service
Return Before Taxes	15.01%	3.15%	(0.38)%

Russell Midcap® Growth Index
(Reflects no deduction for fees, expenses or taxes)	26.38%	4.88%	3.12%

[1]	A portion of the Fund’s total return was attributable to proceeds received in the fiscal year ended September 30, 2009 in settlement of litigation.

     After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor A shares only, and the after-tax returns for Investor B, Investor C, Institutional, R, and Service shares will vary.

     The accounting survivor of each Reorganization will be the Acquiring Fund. As a result, the Combined Fund will continue the performance history of the Acquiring Fund after the closing of the Reorganization.

     The Russell 2500™ Growth Index is an index that contains those securities with greater-than-average growth orientations, generally having higher price-to-book and price-to-earnings ratios.

     The Russell Midcap® Growth Index is an index that consists of the bottom 800 securities of the Russell 1000 Index with less-than-average growth orientation as ranked by total market capitalization. Securities in this index generally have higher price-to-book and price-to-earnings ratios, lower dividend yields and higher forecasted growth values.

Management of the Funds

     BlackRock Advisors, located at 100 Bellevue Parkway, Wilmington, Delaware 19809, manages each Fund’s investments and its business operations subject to the oversight of the Board. While BlackRock Advisors is ultimately responsible for the management of the Funds, it is able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. BlackRock Advisors is a wholly owned subsidiary of BlackRock, Inc. BlackRock Advisors and its affiliates had approximately $[             ] trillion in investment company and other portfolio assets under management as of [________, 2011.]

     Eileen Leary, CFA, Andrew Leger, and Andrew Thut are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Target Fund. Ms. Leary and Mr. Leger are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Acquiring Fund. Ms. Leary and Mr. Leger are expected to serve as the portfolio managers of the Combined Fund following the completion of the Reorganization.

Portfolio Managers of the Combined Fund	Primary Role	Since	Title and Recent Biography
Eileen Leary, CFA	Jointly and primarily responsible for the day-to-day management of the Acquiring Fund’s portfolio including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2002	Managing Director of BlackRock, Inc. since 2005; Head of BlackRock’s small and mid-cap growth equity team; Portfolio Manager for State Street Research & Management from 2002 to 2005

Andrew Leger	Jointly and primarily responsible for the day-to-day management of the Acquiring Fund’s portfolio including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2005	Director of BlackRock, Inc. since 2007; Vice President of BlackRock, Inc. from 2002 to 2006

     The Acquiring Fund’s Statement of Additional Information provides additional information about the compensation of the portfolio managers, other accounts managed by such managers and such managers’ ownership of securities in the Acquiring Fund and other funds managed by BlackRock Advisors.

Investment Advisory and Management Agreement

     The Trust, on behalf of each of the Funds, has entered into a management agreement with BlackRock Advisors (the “Management Agreement”), pursuant to which BlackRock Advisors receives for its services to each Fund a management fee at the following annual rates that decrease as the total assets of the relevant Fund increase above the following levels:

Small/Mid-Cap Growth (T)		Mid-Cap Growth shares (A)		Pro Forma Combined
First $1 billion	0.750%	First $1 billion	0.800%	First $1 billion	0.800%
$1 billion - $2 billion	0.700%	$1 billion - $2 billion	0.700%	$1 billion - $2 billion	0.700%
$2 billion - $3 billion	0.675%	$2 billion - $3 billion	0.650%	$2 billion - $3 billion	0.650%
Greater than $3 billion	0.650%	Greater than $3 billion	0.625%	Greater than $3 billion	0.625%

     The Management Agreement with respect to the Acquiring Fund will remain in place following the Reorganization and the management fee rate of the Combined Fund under the Management Agreement will be identical to the current management fee rate applicable to the Acquiring Fund. The Combined Fund’s management fee at the first breakpoint (aggregated daily net assets at $1 billion) will be five basis points higher than the Target Fund’s current management fee at the same breakpoint).

     BlackRock Advisors has currently agreed to cap net expenses (excluding (i) interest, taxes, dividends tied to short sales, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) expenses incurred directly or indirectly by a Fund as a result of investments in other investment companies and pooled investment vehicles; (iii) other expenses attributable to, and incurred as a result of, a Fund’s investments; and (iv) other extraordinary expenses (including litigation expenses) not incurred in the ordinary course of a Fund’s business, if any), of each Share class of each Fund at the levels shown below. (Items (i), (ii), (iii), and (iv) in the preceding sentence are referred to in this Combined Prospectus/Proxy Statement as “Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and Certain Other Fund Expenses.”) To achieve these caps, BlackRock Advisors has agreed to contractually waive or reimburse fees or expenses if these operating expenses exceed a certain limit.

Fund	Contractual Caps on Total Annual Fund Operating Expenses* (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses)	Total Annual Fund
Operating
Expenses* after giving
effect
to all applicable expense
limitation provisions
(excluding Dividend
Expense, Interest Expense,
Acquired (underlying)
Fund Fees and Expenses
and Certain Other Fund
Expenses)**

Target Fund[1]
Investor A	1.39%	1.39%
Investor B	2.16%	2.16%
Investor C	2.16%	2.16%
Institutional	1.13%	1.11%
Service***	1.39%	N/A
Class R	1.68%	1.68%
Acquiring Fund[1,2]
Investor A	1.63%	1.58%
Investor B	2.40%	2.38%
Investor C	2.40%	2.33%
Institutional	1.27%	1.15%
Service	1.58%	1.58%
Class R	1.65%	1.65%
Pro Forma Combined Fund2,****
Investor A	1.39%	1.39%
Investor B	2.16%	2.16%
Investor C	2.16%	2.16%
Institutional	1.11%	1.11%
Service	1.58%	1.58%
Class R	1.65%	1.65%

*	As a percentage of average daily net assets.

**	Includes expenses net of contractual fee waivers, any class-level voluntary waivers, and waivers that may be imposed upon shares as a result of an equal reduction of fund-level fees for all classes.

***	The Service class of the Target Fund is currently inactive and has no assets.

*****	Assumes the Reorganization had taken place on September 30, 2010.

[1]	The contractual waivers or reimbursements are in effect until February 1, 2012.

[2]

If the Reorganization is approved, BlackRock Advisors has agreed to place the contractual waiver or reimbursement in effect for the Combined Fund until February 1, 2014 for the Investor A, Investor B, Investor C, and Institutional shares. In addition, the Acquiring Fund’s waiver or reimbursement will remain in effect for the Service and Class R shares of the Combined Fund until February 1, 2012.

     The Combined Fund may have to repay some of these contractual waivers and reimbursements to BlackRock in the following two years. The contractual fee waiver and/or expense reimbursement agreement may be terminated upon 90 days’ notice by a majority of the Independent Board Members or by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the relevant Fund.

     A discussion of the Board’s approval of the Management Agreement with BlackRock Advisors on behalf of each Fund is included in the Fund’s annual or semi-annual report for the fiscal period ended on the date indicated in the following chart:

Fund	Report for Fiscal Period
Acquiring Fund	9/30/10
Target Fund	9/30/10

     BlackRock Advisors will manage the Combined Fund as investment manager, pursuant to the Management Agreement, the principal terms of which are described below.

     Terms of the Management Agreement. The Management Agreement generally provides that, subject to the oversight of the Board, BlackRock Advisors will (a) act as investment adviser for and supervise and manage the investment and reinvestment of the Funds’ assets, (b) supervise continuously the investment of the Funds, (c) arrange for the purchase and sale of securities and other assets held in the investment portfolio of the Funds; and (d) provide investment research to the Funds. BlackRock Advisors will provide the services in accordance with the Funds’ respective investment objectives, policies and restrictions as stated in their registration statements and the resolutions of the Board.

     Under the Management Agreement, BlackRock Advisors will comply with (i) the provisions of the 1940 Act and the Investment Advisers Act of 1940 and all applicable rules and regulations of the SEC, (ii) any other applicable provision of law and (iii) the provisions of the Funds’ organizational documents as such are amended from time to time. BlackRock Advisors will place orders either directly with the issuer or with any broker or dealer and will attempt to obtain the best price and the most favorable execution of its orders. In placing orders, BlackRock Advisors will consider the experience and skill of the firm’s securities traders as well as the firm’s financial responsibility and administrative efficiency.

     The Management Agreement provides that BlackRock Advisors may, to the extent permitted by applicable law, appoint one or more sub-advisers, including affiliates of BlackRock Advisors, to perform investment advisory services with respect to the Funds.

     Under the Management Agreement, BlackRock Advisors is not liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of the Management Agreement. Under the Management Agreement, BlackRock Advisors is liable for a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties or from reckless disregard of its duties and obligations thereunder. The Management Agreement is terminable as to the Funds by vote of the Board or by the holders of a majority of the outstanding voting securities of the Funds, at any time without penalty, on 60 days’ written notice to BlackRock Advisors. BlackRock Advisors may also terminate its advisory relationship with respect to a Fund on 60 days’ written notice to such Fund. Finally, BlackRock Advisors is liable for the acts and omissions of any sub-adviser as it is for its own acts and omissions.

Administration Agreement

     BlackRock Advisors and BNY Mellon Investment Servicing (US) Inc. (“BNYM”) (formerly, PNC Global Investment Servicing (U.S.) Inc.) serve as the Trust’s co-administrators pursuant to an administration agreement (the “Administration Agreement”). Under the Administration Agreement, the Trust pays to BlackRock Advisors and BNYM, on behalf of each Fund, a fee, computed daily and payable monthly, at an aggregate annual rate of (i) 0.075% of the first $500 million of each Fund’s average daily net assets, 0.065% of the next $500 million of average daily net assets and 0.055% of the average daily net assets in excess of $1 billion and (ii) 0.025% of the first $500 million of average daily net assets of each respective class of shares of each Fund, 0.015% of the next $500 million of such average daily net assets and 0.005% of the average daily nets assets of each respective class of shares of each Fund in excess of $1 billion. The Administration Agreement will remain in place following the closing of the Reorganization with respect to the Combined Fund.

Other Service Providers

	Target Fund	Acquiring Fund
Accounting Services Provider	BNYM 301 Bellevue Parkway Wilmington, DE 19809	BNYM 301 Bellevue Parkway Wilmington, DE 19809
Custodian	PFPC Trust Company 8800 Tinicum Boulevard Philadelphia, PA 19153	PFPC Trust Company 8800 Tinicum Boulevard Philadelphia, PA 19153
Transfer Agent	BNYM 301 Bellevue Parkway Wilmington, DE 19809	BNYM 301 Bellevue Parkway Wilmington, DE 19809
Independent Registered Public Accounting Firm	Deloitte & Touche LLP 1700 Market Street Philadelphia, PA 19103	Deloitte & Touche LLP 1700 Market Street Philadelphia, PA 19103
Legal Counsel	Sidley Austin LLP 787 Seventh Avenue New York, NY 10019	Sidley Austin LLP 787 Seventh Avenue New York, NY 10019

     Combined Fund. Following the closing of the Reorganization, the Acquiring Fund’s current service providers will serve the Combined Fund.

Distributor; Distribution and Service Fees

     BlackRock Investments, LLC (“BRIL”), 40 East 52nd Street, New York, New York 10022, an affiliate of BlackRock Advisors, acts as each Fund’s distributor and will act as distributor for the Combined Fund following the closing of the Reorganization.

     The Share classes of each Fund are subject to annual service and/or distribution fees at the following rates, expressed as a percentage of a Fund’s average daily net assets attributable to the Share class:

Share Class	Annual Service Fee Rate	Annual Distribution Rate
Investor A	0.25%	None
Investor B	0.25%	0.75%
Investor C	0.25%	0.75%
Institutional	None	None
Class R	0.25%	0.25%

     Combined Fund. Following the closing of the Reorganization, the Acquiring Fund’s distribution and service fees will be applied to investors.

Dividends and Distributions

     The Acquiring Fund will distribute net investment income, if any, and net capital gains, if any, at least annually. The Acquiring Fund’s Board may change the timing of such dividend payments. The Acquiring Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements. Following the closing of the Reorganization, the Acquiring Fund’s dividends and distributions policy will be continued by the Combined Fund.

Purchase, Exchange, Redemption and Valuation of Shares

     Shareholders should refer to the Acquiring Fund Prospectus (a copy of which accompanies this Combined Prospectus/Proxy Statement) for the specific procedures applicable to purchases, exchanges and redemptions of shares. The following discussion describes the policies and procedures related to the purchase, exchange, redemption and valuation of shares of the Acquiring Fund, which policies and procedures will be the same for the Combined Fund following the closing of the Reorganization except as noted below.

     Purchasing Shares. The Acquiring Fund offers its shares to the public on a continuous basis. Investor A, Investor C, Institutional, and R shares may be purchased through orders placed with its distributor, BRIL, or the shareholders’ intermediaries. Investor B shares are offered on a very limited basis. Class R shares are available only to certain retirement plans and other similar plans. Only certain investors are eligible to buy Institutional Shares. Shareholders of the Acquiring Fund may purchase their shares at Net Asset Value (“NAV”), which is computed as of the close of trading on the New York Stock Exchange (“NYSE”) on any day the NYSE is open for trading, through written or telephone instructions. The order must be placed before the close of regular trading on the NYSE, which is normally 4:00 p.m., Eastern Time. Orders made after the close of trading will be priced based on the next calculation of NAV per share.

     Exchanging Shares. Acquiring Fund shareholders have the right to exchange their shares for shares of the same class of another fund in the BlackRock Advisors mutual fund complex, provided that the share class and fund is available and open to new investors, or in which the shareholder has a current account if the fund is closed to new investors, except as noted below. There is a minimum required amount for exchanges of Acquiring Fund Investor A, Investor B or Investor C shares of $1,000 and none for Institutional shares. Shares are exchanged at NAV. No exchange privilege is available for R shares.

     Redeeming Shares. The Acquiring Fund does not charge a redemption fee.1 Class R shares and Institutional shares are redeemed at NAV, while Investor A, Investor B, Investor C shares are redeemed at NAV, adjusted for any applicable deferred sales charges. Investor A shares do not have a CDSC, except there is a CDSC of 1.00% for redemption of an investment of $1 million or more when the redemption is made within 18 months after the investment, where no initial sales charge was paid at the time of purchase. Investor B shares have a CDSC of 4.50% for redemption of an investment within one year, and the CDSC for Investor B shares decreases for redemptions made in subsequent years, with no CDSC after six years. Investor C shares have a CDSC of 1.00% for redemption of an investment within 12 months after the investment, and there is no CDSC for Investor C shares after one year. Investor A, Investor C, and Institutional shares may be redeemed through orders placed with its distributor, BRIL, or the shareholders’ intermediaries. NAV of the Acquiring Fund is computed as of the close of trading on the NYSE on any day the NYSE is open for trading, through written or telephone instructions. The order must be placed before the close of regular trading on the NYSE, which is normally 4:00 p.m., Eastern Time. Orders made after the close of trading will be priced based on the next calculation of NAV per share.

     Comparison of Valuation Policies. The valuation policies of the Funds are identical. The Funds use current market quotations to value its portfolio securities, if such quotations are readily available and reflect the fair value of the security. In the absence of current market quotations, or if current market quotations are available but, in the judgment of the Fund’s adviser, do not reflect the fair value of a security, each Fund uses fair valuation policies to determine the value of a security. The Board of the Funds has designated a separate pricing/valuation committee with the responsibility for day-to-day determinations of fair value. The Funds’ policies also provide for the use of independent pricing services to assist in the determination of fair value.

1 Redemption fees have been eliminated effective April 1, 2011.

     Combined Fund. The Combined Fund’s valuation policies will be those of the Acquiring Fund, which are identical to those of the Target Fund.

Payments to Broker/Dealers and Other Financial Intermediaries

     If you purchase shares of a Fund through a broker-dealer or other financial intermediary, the Fund and BRIL, or its affiliates may pay the intermediary for the sale of Fund shares and other services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your financial intermediary's website for more information.

Disclosure of Portfolio Holdings

     For a discussion of the Acquiring Fund’s policies and procedures regarding the selective disclosure of its portfolio holdings, please see the Acquiring Fund’s Statement of Additional Information. The Fund makes its top ten holdings available on a monthly basis at www.blackrock.com generally within 5 business days after the end of the month to which the information applies.

Market Timing Trading Policies and Procedures

     The Funds have identical market timing policies. See the Acquiring Fund’s Prospectus — “Account Information—Short-Term Trading Policy.”

FINANCIAL HIGHLIGHTS

     The financial highlights tables for the existing Share classes of the Acquiring Fund that are contained in the Acquiring Fund’s Prospectus, a copy of which accompanies this Combined Prospectus/Proxy Statement, have been derived from the financial statements audited by Deloitte & Touche LLP. Financial highlights tables from the Share classes of the Target Fund may be found in the Target Fund’s Prospectus, Annual Report, and Semi-Annual Report, which are available without charge by calling (800) 441-7762.

INFORMATION ABOUT THE REORGANIZATION

     The following summary of the Reorganization Agreement does not purport to be complete and is qualified in its entirety by reference to the form of Reorganization Agreement, a copy of which is attached as Appendix II and is incorporated herein by reference.

General

     Under the Reorganization Agreement, the Target Fund will transfer its assets to the Acquiring Fund in exchange for certain stated liabilities of the Target Fund and shares of the Acquiring Fund. The Reorganization Agreement is attached as Appendix II— “Form of Agreement and Plan of Reorganization.” The shares of the Acquiring Fund issued to each Target Fund will have an aggregate net asset value (“NAV”) equal to the aggregate NAV of the Target Fund’s shares outstanding as of the close of trading on the NYSE on the business day immediately prior to the Closing Date (as defined in Appendix II) of the Reorganization (the “Valuation Time”). Upon receipt by a Target Fund of the shares of the Acquiring Fund, the Target Fund will distribute the shares to its shareholders, and thereafter the Target Fund will be terminated as a series of the Trust under Massachusetts state law.

     The distribution of Acquiring Fund shares to each Target Fund’s shareholders will be accomplished by opening new accounts on the books of the Acquiring Fund in the names of each Target Fund’s shareholders and transferring to those shareholder accounts the shares of the Acquiring Fund. Such newly-opened accounts on the books of the Acquiring Fund will represent the respective pro rata number of shares that each Target Fund is to receive under the terms of the Reorganization Agreement. See “Terms of the Reorganization Agreement” below.

     As a result of a Reorganization, the relevant Target Fund shareholder will own the same class of shares of the Acquiring Fund, as indicated in the table below. A Target Fund shareholder will receive shares of the Acquiring Fund with an aggregate net asset value equal to the aggregate net asset value of the shares of the Target Fund that the shareholder owned immediately prior to the Reorganization.

Target Fund Shares	Combined Fund Shares
Investor A	Investor A
Investor B	Investor B
Investor C	Investor C
Institutional	Institutional
Class R	Class R

     No sales charge or fee of any kind will be assessed to either Target Fund shareholders in connection with their receipt of shares of the Acquiring Fund in the Reorganization.

Terms of the Reorganization Agreement

     Pursuant to the Reorganization Agreement, the Acquiring Fund will acquire the assets of the Target Fund on the Closing Date in consideration for the assumption of certain stated liabilities of the Target Fund and shares of the Acquiring Fund.

     On the Closing Date, the Target Fund will transfer to the Acquiring Fund its assets in exchange solely for the shares of the Acquiring Fund that are equal in value to the value of the net assets of the Target Fund transferred to the Acquiring Fund as of the Closing Date, as determined in accordance with the Acquiring Fund’s valuation procedures or such other valuation procedures as shall be mutually agreed upon by the Funds, and the assumption by the Acquiring Fund of certain stated liabilities of the Target Fund. In order to minimize any potential for undesirable federal income and excise tax consequences in connection with each Reorganization, the Target Fund will distribute on or before the Closing Date all of its undistributed net investment income and net capital gains as of such date.

     The Target Fund expects to distribute the shares of the Acquiring Fund to the shareholders of the Target Fund promptly after the Closing Date. Upon distribution of such shares, all outstanding shares of the Target Fund will be redeemed in accordance with applicable state law and the charter of the Target Fund. Thereafter, the relevant Target Fund will be terminated as a series of the Trust under Massachusetts law.

     Each Fund has made certain standard representations and warranties to each other regarding capitalization, status and conduct of business.

     Unless waived in accordance with the applicable Reorganization Agreement, the obligations of the Acquiring Fund and Target Fund, respectively, are conditioned upon, among other things:

  the approval of the Reorganization by the Target Fund’s shareholders;

  the absence of any rule, regulation, order, injunction or proceeding preventing or seeking to prevent the consummation of the transactions contemplated by the Reorganization Agreement;

  the receipt of all necessary approvals, consents, registrations and exemptions under federal, state and local laws;

  the truth in all material respects as of the Closing Date of the representations and warranties of the Funds and performance and compliance in all material respects with the Funds’ agreements, obligations and covenants required by the Reorganization Agreement;

  the effectiveness under applicable law of the registration statement of which this Combined Prospectus/Proxy Statement forms a part and the absence of any stop orders under the Securities Act of 1933 pertaining thereto;

  the declaration of a dividend by the Target Fund to distribute all of its undistributed net investment income and net capital gains; and

  the receipt of opinions of counsel relating to, among other things, the tax-free nature of the Reorganization for U.S. federal income tax purposes.

     Each Reorganization Agreement may be terminated or amended by the mutual consent of the Funds, either before or after approval thereof by the shareholders of the Target Fund.

     The Board, including Independent Board Members, recommends that you vote to approve the Reorganization, as it believes the Reorganization is in the best interests of the Target Fund (as described more fully in “Reasons for the Reorganizations” below) and that the interests of existing shareholders of the Target Fund will not be diluted as a result of consummation of the proposed Reorganization.

Reasons for the Reorganizations

     The factors considered by the Board with regard to the Reorganization include, but are not limited to, the following:

  that the investment objectives of the Target Fund and Acquiring Fund are substantially similar. The Board also considered that certain strategies of the Target Fund and the Acquiring Fund are similar and compatible, while others are different. The Board considered the principal differences in investment strategies between the Target Fund and the Acquiring Fund. See “Summary—Investment Objectives and Principal Investment Strategies.”

  that, assuming the Reorganization had occurred on September 30, 2010, the Combined Fund would have (i) total annual fund operating expenses for each of its share classes that are expected to be the same as or lower than those of the corresponding share classes of the Target Fund prior to the Reorganization, as of September 30, 2010, with the exception of the Target Fund Investor B share class; and (ii) net annual fund operating expenses for each of its share classes that are expected to be the same as or lower than those of the corresponding share classes of the Target Fund prior to the Reorganization as of September 30, 2010, after taking into account applicable contractual fee waivers and/or expense reimbursements (excluding the effect of certain fees and expenses) that BlackRock Advisors has agreed to implement until February 1, 2014 for Investor A, Investor B, and Investor C, and Institutional share classes and until February 1, 2012 for the Service and Class R shares.

  that, if the Reorganization is approved, BlackRock Advisors has agreed to contractually waive fees and/or reimburse expenses following the closing of the Reorganization in order to limit the Combined Fund’s Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 1.39% (for Investor A shares) and to 2.16% (for Investor B and Investor C shares) and to 1.11% (for Institutional shares) until February 1, 2014, and to 1.58% (for Service shares) and 1.65% (for Class R shares) until February 1, 2012, of average daily net assets.

  the expectation that the Combined Fund will achieve certain operating efficiencies from its larger net asset size and the potential for further reduced expense ratios by sharing certain fixed costs over a larger asset base.

  that two of the three members of the portfolio management team (as described above under “Comparison of the Funds—Management of the Funds) who currently manage the Target Fund are expected to manage the Combined Fund following the closing of the Reorganizations.

  the relative performance histories of each Fund. See “Comparison of the Funds—Performance Information.”

  that the Target Fund will not pay any sales charges in connection with the Reorganization. Shareholders of the Target Fund will receive shares of the Acquiring Fund, as indicated above in “Information about the Reorganization—General.”

  that there is expected to be no gain or loss recognized by shareholders for federal income tax purposes as a result of the Reorganization, as the Reorganization is expected to be a tax-free transaction. In addition, prior to the Reorganization, the Target Fund will distribute to its shareholders all investment company taxable income, net tax-exempt income and net realized capital gains not previously distributed to shareholders, and such distribution of investment company taxable income and net realized capital gains will be taxable to shareholders.

  that the aggregate net asset value of the shares that shareholders of the Target Fund will receive in the Reorganization is expected to equal the aggregate net asset value of the shares that shareholders of the Target Fund own immediately prior to the Reorganization, and that shareholders of the Target Fund will not be diluted as a result of the Reorganization.

  that the costs associated with the Reorganization for the Target Fund will be paid by BlackRock Advisors or its affiliates, and will not be borne by the Target Fund’s shareholders, regardless of whether the Reorganization is consummated.

     The Board, including Independent Board Members, concluded that, based upon the factors and determinations summarized above, completion of the Reorganization is advisable and in the best interests of the Target Fund and that the interests of the shareholders of the Target Fund will not be diluted with respect to net asset value as a result of the Reorganization. The Board of the Acquiring Fund concluded that completion of the Reorganization is advisable and in the best interests of the Acquiring Fund and that the interests of the shareholders of the Acquiring Fund will not be diluted with respect to net asset value as a result of the Reorganization. The determinations were made on the basis of each Board member’s business judgment after consideration of all of the factors taken as a whole, though individual Board members may have placed different weight on various factors and assigned different degrees of materiality to various conclusions.

     If a Reorganization is not approved by shareholders of the Target Fund, the Board may consider other alternatives.

Material U.S. Federal Income Tax Consequences of the Reorganization

     The following is a general summary of the material anticipated U.S. federal income tax consequences of the Reorganization. The discussion is based upon the Code, Treasury regulations, court decisions, published positions of the IRS and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). The discussion is limited to U.S. persons who hold shares of the Target Fund as capital assets for U.S. federal income tax purposes. This summary does not address all of the U.S. federal income tax consequences that may be relevant to a particular shareholder or to shareholders who may be subject to special treatment under federal income tax laws. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects described below. Shareholders should consult their own tax advisers as to the U.S. federal income tax consequences of a Reorganization, as well as the effects of state, local and non-U.S. tax laws.

     It is a condition to the closing of each Reorganization that each Fund receive an opinion from Willkie Farr & Gallagher LLP, special tax counsel to each Fund, dated as of the Closing Date, that the Reorganization will be a “reorganization” within the meaning of Section 368(a) of the Code and that the Target Fund and the Acquiring Fund each will be a “party to a reorganization” within the meaning of Section 368(b) of the Code. As a “reorganization” within the meaning of Section 368(b) of the Code, the U.S. federal income tax consequences of each Reorganization can be summarized as follows:

  No gain or loss will be recognized by the Target Fund or by the Acquiring Fund upon the transfer of substantially all of the assets of the Target Fund to the Acquiring Fund solely in exchange for the shares of the Acquiring Fund and the assumption by the Acquiring Fund of certain liabilities of the Target Fund except for (A) any gain or loss that may be recognized on “Section 1256 contracts” as defined in Section 1256(b) of the Code as a result of the closing of the tax year of the Target Fund, (B) any gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (C) any other gain or loss that may be required to be recognized as a result of the closing of the tax year of the Target Fund.

  No gain or loss will be recognized by a shareholder of the Target Fund who exchanges all of his, her or its shares of the Target Fund solely for the shares of the Acquiring Fund pursuant to the Reorganization.

  The tax basis of the shares of the Acquiring Fund received by a shareholder of the Target Fund pursuant to the Reorganization (including any fractional Share) will be the same as the tax basis of the shares of the Target Fund surrendered in exchange therefor.

  The holding period of the shares of the Acquiring Fund received by a shareholder of the Target Fund pursuant to the Reorganization (including any fractional Share) will include the holding period of the shares of the Target Fund surrendered in exchange therefor.

  The Acquiring Fund’s tax basis in assets of the Target Fund received by the Acquiring Fund pursuant to the Reorganization will, in each instance, equal the tax basis of such assets in the hands of the Target Fund immediately prior to the Reorganization increased by the amount of gain or decreased by the amount of loss, if any, recognized by the Target Fund upon the transfer, and the Acquiring Fund’s holding period for such assets will, in each instance, include the period during which the assets were held by the Target Fund except for any assets which may be marked to market for federal income tax purposes on the termination of the Target Fund’s taxable year or on which gain was recognized upon the transfer to the Acquiring Fund.

     The opinion of Willkie Farr & Gallagher LLP relating to the Reorganization will be based on U.S. federal income tax law in effect on the Closing Date. In rendering each opinion, Willkie Farr & Gallagher LLP will also rely upon certain representations of the management of the Acquiring Fund and the Target Fund and assume, among other things, that the applicable Reorganization will be consummated in accordance with the operative documents. Each opinion will not express an opinion as to the tax effects to the respective Target Fund or the Acquiring Fund from the marking to market of certain categories of assets as of the closing of the taxable year of the Target Fund at the time of the Reorganization or as a result of the transfer of certain types of assets. An opinion of counsel is not binding on the IRS or any court.

     The Acquiring Fund intends to continue to be taxed under the rules applicable to regulated investment companies as defined in Section 851 of the Code, which are the same rules currently applicable to the Target Fund and its shareholders.

     Prior to the Closing Date, the Target Fund will declare a distribution to its shareholders that, together with all previous distributions, will have the effect of distributing to its shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid), net tax-exempt income and net realized capital gains, if any, through the Closing Date (after reduction for any capital loss carryforward).

     A portion of the portfolio assets of the Target Fund may be sold in connection with the Reorganization, and a portion of such assets may be required to be marked to market as a result of the termination of the Target Fund’s taxable year or as a result of the transfer of certain assets in the Reorganization. The tax impact of any such sales (or deemed sales) will depend on the difference between the price at which such portfolio assets are sold and the Target Fund’s basis in such assets. Any capital gains recognized in these sales (or deemed sales) on a net basis will be distributed to the Target Fund shareholders as capital gain dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale (or deemed sale) and prior to or on the date of the Reorganization, and such distributions will be taxable to shareholders of the Target Fund.

     The capital loss carryforwards of the Acquiring Fund and the Target Fund should not be limited by reason of the Reorganization. It is possible that shareholders of the Acquiring Fund would receive taxable distributions of capital gains earlier than they would have in the absence of the reorganization. For five years beginning after the Closing Date of the Reorganization, the Combined Fund will not be allowed to offset certain pre-Reorganization built-in gains attributable to the Acquiring Fund (if any) with capital loss carryforwards attributable to the Target Fund.

     Shareholders of the Target Fund may redeem their shares at any time prior to the closing of the Reorganization. Generally, these are taxable transactions. Shareholders must consult with their own tax advisers regarding potential transactions.

Expenses of the Reorganization

     BlackRock Advisors or its affiliates will pay the Target Fund’s portion of the expenses incurred with the Reorganization. The Acquiring Fund’s portion of the costs associated with the Reorganization will be paid by the Acquiring Fund other than $4,942 which is expected to be absorbed by BlackRock Advisors or its affiliates through Fund waivers. The estimated expenses of the Reorganization are $149,902 for the Target Fund and $91,500 for the Acquiring Fund. The foregoing estimated expenses will be borne by BlackRock Advisors and the Acquiring Fund regardless of whether the Reorganization is consummated.

     The Reorganization expenses include, but are not limited to, costs and expenses (including legal fees) related to the preparation and distribution of materials to the Board, attending the Board meeting and preparing the minutes of the Board meeting, obtaining an opinion of counsel as to certain tax matters, the preparation of this Reorganization Agreement and the Registration Statement, fees of the SEC and any state securities commission, transfer agency fees, auditing fees associated with each Fund's financial statements, portfolio transfer taxes (if any), expenses relating to preparing, printing and mailing the Combined Prospectus/Proxy Statement included in the Registration Statement and any other proxy materials to be used in connection with the meeting of shareholders to consider the Reorganization, expenses incurred in connection with the solicitation of proxies to be voted at that meeting, and any other legal and auditing fees in connection with the foregoing.

Continuation of Shareholder Accounts and Plans; Share Certificates

     Upon consummation of the Reorganization, the Acquiring Fund will establish a position for the Target Fund shareholder on the books of the Acquiring Fund containing the appropriate number of shares of the Acquiring Fund to be received in the Reorganization. If you currently hold certificates representing your shares of the Target Fund, it is not necessary to surrender such certificates. No certificates for shares of the Acquiring Fund will be issued in connection with the Reorganization.

Legal Matters

     Certain legal matters concerning the federal income tax consequences of each Reorganization will be passed on by Willkie Farr & Gallagher LLP, special tax counsel to the Funds. Certain matters concerning the issuance of shares of the Acquiring Fund will be passed on by Bingham McCutchen LLP, which serves as Massachusetts counsel to the Trust.

OTHER INFORMATION

Capitalization

     The following table sets forth as of September 30, 2010: (i) the unaudited capitalization of the Target Fund; (ii) the unaudited capitalization of the Acquiring Fund; and (iii) the unaudited pro forma combined capitalization of the Combined Fund assuming the Reorganization has been completed. The capitalizations are likely to be different when a Reorganization is scheduled to be completed as a result of daily Share purchase and redemption activity.

Fund	Net assets	Net asset value	Shares outstanding
Small/Mid-Cap Growth Portfolio
Investor A	$97,713,344	$10.57	9,248,561
Investor B	$4,289,184	$ 8.90	482,185
Investor C	$7,596,993	$ 8.91	852,983
Institutional	$12,674,848	$11.37	1,115,027
Class R	$2,760,411	$10.42	264,933
Total	$125,034,780	$10.45	11,963,689

Fund	Net assets	Net asset value	Shares outstanding
Mid-Cap Growth Equity Portfolio
Investor A	$180,501,383	$10.27	17,583,321
Investor B	$8,209,206	$ 9.05	906,913
Investor C	$12,577,583	$ 9.05	1,389,193
Institutional	$24,420,939	$11.18	2,184,193
Class R	$4,138,364	$10.25	403,719
Service	$330,237	$10.60	31,140
Total	$230,177,712	$10.23	22,498,479

Fund	Net assets	Net asset value	Shares outstanding
Pro Forma Adjustments
Investor A	$(71,753)		263,074
Investor B	$(3,263)		(8,697)
Investor C	$(5,000)		(14,448)
Institutional	$(36,745)		15,317
Class R	$(1,645)		4,199
Service	$(131)		—
Total	$(118,537)		259,445

Fund	Net assets	Net asset value	Shares outstanding
Pro Forma Combined(1),(2)
Investor A	$278,142,974	$10.27	27,094,956
Investor B	$12,495,127	$ 9.05	1,380,401
Investor C	$20,169,576	$ 9.05	2,227,728
Institutional	$37,059,042	$11.18	3,314,537
Class R	$6,897,130	$10.25	672,851
Service	$330,106	$10.60	31,140
Total	$355,093,955	$10.23	34,721,613

(1)

Reflects the distribution of undistributed investment income of $27,037 attributable to the Mid-Cap Growth Equity Portfolio and the charge for estimated reorganization expenses of $91,500 attributable to the Small/Mid-Cap Growth Portfolio.

(2)	Assumes the Reorganization had taken place on September 30, 2010.

Shareholder Information

     As of the Record Date there were [___________] shares of the Target Fund outstanding. [As of such date, the Board members and officers of the Trust as a group owned less than 1% of the shares of each Target Fund.] As of such date, no person was known by the Target Fund to own beneficially or of record 5% or more of any class of shares of the Target Fund except as follows:

Name	Address	Shares

     As of the Record Date there were [_________________] shares of the Acquiring Fund outstanding. [As of such date, the Board members and officers of the Trust as a group owned less than 1% of the shares of the Acquiring Fund.] As of such date, no person was known by the Acquiring Fund to own beneficially or of record 5% or more of any class of shares of the Acquiring Fund except as follows:

Name	Address	Shares

Shareholder Rights and Obligations

     Each Fund is a series of BlackRock FundsSM, a business trust organized under the laws of the Commonwealth of Massachusetts. Under the Trust’s organizational documents, each Fund is authorized to issue an unlimited number of shares of beneficial interest, with a par value of $0.001 per Share.

     With respect to each Fund, shares of the same class within such Fund have equal dividend, distribution, liquidation, and voting rights, and fractional shares have those rights proportionately. Each Fund and class of shares within such Fund bears its own expenses related to its distribution of shares (and other expenses such as shareholder or administrative services), and have exclusive voting rights with respect to matters relating to the class’ account maintenance and/or distribution expenditures.

     There are no preemptive rights in connection with shares of the Target Fund or the Acquiring Fund. When issued in accordance with the provisions of their respective prospectuses (and, in the case of shares of the Acquiring Fund, issued in the connection with the Reorganization), all shares are fully paid and non-assessable.

Shareholder Proposals

     The Funds do not hold regular annual meetings of shareholders. As a general matter, the Acquiring Fund does not intend to hold future regular annual or special meetings of its shareholders unless the election of directors is required by the 1940 Act. In the event the Reorganization is not completed, the Target Fund does not intend to hold future regular annual or special meetings of its shareholders unless required by the 1940 Act. Any shareholder who wishes to submit proposals for consideration at a meeting of shareholders of a Target Fund should send such proposal to the BlackRock FundsSM, Attn: Secretary, 100 Bellevue Parkway, Wilmington, Delaware 19809. Any shareholder who wishes to submit proposals for consideration at a meeting of shareholders of the Acquiring Fund should send such proposal to the BlackRock Funds, Attn: Secretary, 100 Bellevue Parkway, Wilmington, Delaware 19809. To be considered for presentation at a shareholders’ meeting, rules promulgated by the SEC require that, among other things, a shareholder’s proposal must be received at the offices of a Fund a reasonable time before a solicitation is made. Timely submission of a proposal does not necessarily mean that such proposal will be included.

     Under the Target Fund’s by-laws or Code of Regulations, in order for a shareholder proposal to be considered for presentation at a shareholders’ meeting, other than a proposal presented under rules promulgated by the SEC, the shareholder making the proposal must meet the requirements set out in the by-laws or Code of Regulations including with respect to the timeliness of submission. To be timely, a shareholder’s notice to the Secretary must be delivered or mailed and received at the principal executive offices of the Target Fund not later than the close of business on the fifth (5th) day following the day on which notice of the date of the meeting was mailed or public disclosure of the date of the meeting was made, whichever first occurs.

     To be considered for presentation at a shareholders’ meeting, rules promulgated by the SEC require that, among other things, a shareholder’s proposal must be received at the offices of a Fund a reasonable time before a solicitation is made. Timely submission of a proposal does not necessarily mean that such proposal will be included.

Solicitation of Proxies

     Solicitations of proxies are being made on behalf of the Target Fund and the Board primarily by the mailing of the Notice of Special Meeting of Shareholders and this Combined Prospectus/Proxy Statement with its enclosures on or about [__________], 2011. Target Fund shareholders whose shares are held by nominees such as brokers can vote their proxies by contacting their respective nominee. In addition to the solicitation of proxies by mail, employees of the Target Fund and its affiliates as well as dealers or their representatives may, without additional compensation, solicit proxies in person or by mail, telephone, facsimile or oral communication. The Target Fund has retained [________________]), located at [________________], a professional proxy solicitation firm, to assist with the solicitation of proxies. In addition, [Broadridge Financial Solutions, Inc. (“Broadridge”), located at 51 Mercedes Way, Edgewood, New York 11717,] will assist the Target Fund in the distribution of proxy materials and the tabulation of proxies. Target Fund shareholders may receive a telephone call from [__________] asking them to vote. The proxy mailing, tabulation and solicitation expenses in connection with the combination of the Target Fund with the Acquiring Fund are estimated to be approximately $[_____], which will be borne by BlackRock Advisors or its affiliates.

     Brokerage firms and others will be reimbursed for their expenses in forwarding solicitation material to the beneficial owners of shares of the Target Fund. Representatives of BlackRock Advisors and its affiliates and other representatives of the Target Fund may also solicit proxies. Questions about the proposal should be directed to [_________] at [phone number].

     [_________] [and/or Broadridge] will assist with the mailing and tabulation effort and may also solicit proxies by contacting shareholders by telephone.

VOTING INFORMATION AND REQUIREMENTS

General

     This Combined Prospectus/Proxy Statement is furnished in connection with the proposed Reorganization of the Target Fund into the Acquiring Fund and the solicitation of proxies by and on behalf of the Board for use at the Special Meeting. The Special Meeting will be held on Friday, June 24, 2011 at 10:00 a.m., Eastern Time, at the offices of BlackRock Advisors, LLC at 800 Scudders Mill Road, Plainsboro, NJ 08536, or at such later time as is made necessary by adjournment or postponement.

     As of the Record Date, the Target Fund had the following number of shares outstanding:

Share Class	Number of shares
Investor A
Investor B
Investor C
Institutional
BlackRock

     Only shareholders of record on April 27, 2011 will be entitled to notice of and to vote at the Special Meeting. Each Share is entitled to one vote, with fractional shares voting proportionally.

Shareholder Approval

     Approval by the Target Fund of the proposed Reorganization will require the affirmative vote of a majority of the shares outstanding and entitled to vote at the respective Target Fund’s Special Meeting, as defined in the 1940 Act. The 1940 Act defines such a vote as the lesser of (i) 67% or more of the total number of shares of all classes of the Target Fund present or represented by proxy at the Special Meeting, voting together as a single class, if holders of more than 50% of the outstanding shares of all classes, taken as a single class, are present or represented by proxy at the Special Meeting; or (ii) more than 50% of the total number of outstanding shares of all classes of the Target Fund, voting together as a single class. If the shareholders fail to approve the proposed Reorganization, the Reorganization will not occur. The Board has fixed the close of business on April 27, 2011 as the Record Date for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting.

     If a proxy authorization (“Proxy”) is properly given in time for a vote at the Special Meeting (either by returning the paper proxy card or by submitting a Proxy by telephone or over the internet), the shares of the Target Fund represented thereby will be voted at the Special Meeting in accordance with the shareholder’s instructions. The Proxy grants discretion to the persons named therein, as proxies, to take such further action as they may determine appropriate in connection with any other matter, which may properly come before the Special Meeting, or any adjournments or postponements thereof.

     A majority of the outstanding shares of the Target Fund entitled to vote on a proposal must be present in person or by proxy to have a quorum to conduct business at the Special Meeting.

     The chairman of the meeting or the persons named as proxies may, whether or not a quorum is present, propose one or more adjournments of the Special Meeting on behalf of the Target Fund without further notice to permit further solicitation of Proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares of the Target Fund present in person or by Proxy and entitled to vote at the session of the Special Meeting to be adjourned or postponed. Those Proxies that are instructed to vote in favor of the applicable Reorganization will vote in favor of any such adjournment, and those Proxies that are instructed to vote against the applicable Reorganization, will vote against any such adjournment, as applicable.

     All properly executed Proxies received prior to the Special Meeting will be voted in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, properly executed Proxies will be voted “for” the approval of the Reorganization. Abstentions and broker non-votes (i.e., where a nominee such as a broker holding shares for beneficial owners may vote on certain matters pursuant to discretionary authority or instructions from beneficial owners, but with respect to one or more proposals does not receive instructions from beneficial owners or does not exercise discretionary authority) will be counted as present for purposes of a quorum. Abstentions and broker non-votes have the same effect as votes against the Reorganization.

     Broker-dealer firms holding shares in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on the Reorganization before the Special Meeting. The NYSE has taken the position that broker-dealers that are members of the NYSE and that have not received instructions from a customer prior to the date specified in the broker-dealers’ request for voting instructions may not vote such customer’s shares on the Reorganization. A signed proxy card or other authorization by a beneficial owner of shares of the Target Fund that does not specify how the beneficial owner’s shares are to be voted on the proposed Reorganization may be deemed to be an instruction to vote such shares in favor of the Reorganization.

Manner of Voting

     Target Fund shareholders may vote by appearing in person at the Special Meeting, by returning the enclosed proxy card or by casting their vote via touchtone telephone or the internet using the instructions provided on the enclosed proxy card. Any shareholder who has given a Proxy, whether in written form, by telephone or over the internet, may revoke it at any time prior to its exercise by submitting a subsequent written, telephonic or electronic vote, by giving written notice of revocation to the Secretary of the Trust, or by voting in person at the Special Meeting.

     Voting by Mail. To vote by mail, you should date and sign the proxy card included with this Combined Prospectus/Proxy Statement, indicate your vote on the proposal, and return the card in the envelope provided.

     Voting by Telephone. You may use the automated touch-tone voting method by calling the toll-free number provided on the proxy card. At the prompt, follow the menu. Prior to calling, you should read this Combined Prospectus/Proxy Statement and have your proxy card at hand.

     Internet Voting. To vote over the internet, please log on to the website listed on your proxy card and click on the proxy voting button. Prior to logging on, you should read this Combined Prospectus/Proxy Statement and have your proxy card at hand. After logging on, follow the instructions on the screen. If you receive more than one proxy card, you may vote them during the same session.

     Additional Information. Shareholders voting their Proxies by telephone or internet need not return their proxy card by mail.

     A person submitting votes by telephone or internet is deemed to represent that he or she is authorized to vote on behalf of all owners of the account, including spouses or other joint owners. By using the telephone or the internet to submit voting instructions, the shareholder is authorizing [___________,] a tabulation agent, and its agents, to execute a Proxy to vote the shareholder’s shares at the Special Meeting as the shareholder has indicated.

     Each Target Fund believes that the procedures for authorizing the execution of a Proxy by telephone or internet set forth above are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately recorded.

     You are requested to fill in, sign and return the enclosed proxy card promptly. No postage is necessary if mailed in the United States.

March [__], 2011

APPENDIX I

FUNDAMENTAL INVESTMENT RESTRICTIONS

The Target Fund may not:

1. Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or certificates of deposit for any such securities) if more than 5% of the value of the Fund’s total assets would (taken at current value) be invested in the securities of such issuer, or more than 10% of the issuer’s outstanding voting securities would be owned by the Fund or the Trust, except that up to 25% of the value of the Fund’s total assets may (taken at current value) be invested without regard to these limitations. For purposes of this limitation, a security is considered to be issued by the entity (or entities) whose assets and revenues back the security. A guarantee of a security shall not be deemed to be a security issued by the guarantors when the value of all securities issued and guaranteed by the guarantor, and owned by the Fund, does not exceed 10% of the value of the Fund’s total assets.

2. Purchase any securities which would cause 25% or more of the value of the Fund’s total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to (i) instruments issued or guaranteed by the United States and tax exempt instruments issued by any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and (ii) repurchase agreements secured by the instruments described in clause (i); (b) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services; for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

3. Borrow money or issue senior securities, except that each Fund may borrow from banks and enter into reverse repurchase agreements for temporary purposes in amounts up to one-third of the value of its total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and then in amounts not in excess of one-third of the value of the Fund’s total assets at the time of such borrowing. No Fund will purchase securities while its aggregate borrowings (including reverse repurchase agreements and borrowings from banks) in excess of 5% of its total assets are outstanding. Securities held in escrow or separate accounts in connection with a Fund’s investment practices are not deemed to be pledged for purposes of this limitation.

4. Purchase or sell real estate, except that each Fund may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate.

5. Acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets or where otherwise permitted by the Investment Company Act.

6. Act as an underwriter of securities within the meaning of the Securities Act of 1933, as amended, except to the extent that the purchase of obligations directly from the issuer thereof, or the disposition of securities, in accordance with the Fund’s investment objective, policies and limitations may be deemed to be underwriting.

7. Write or sell put options, call options, straddles, spreads, or any combination thereof, except for transactions in options on securities and securities indices, futures contracts, options on futures contracts and currencies.

8. Purchase securities of companies for the purpose of exercising control.

9. Purchase securities on margin, make short sales of securities or maintain a short position, except that (a) this investment limitation shall not apply to a Fund’s transactions in futures contracts and related options or a Fund’s sale of securities short against the box, and (b) a Fund may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

10. Purchase or sell commodity contracts, or invest in oil, gas or mineral exploration or development programs, except that each Fund may, to the extent appropriate to its investment policies, purchase securities of companies engaging in whole or in part in such activities and may enter into futures contracts and related options.

The Target Fund may not:

11. Make loans, except that each Fund may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies and may lend portfolio securities.

12. Purchase or sell commodities except that each Fund may, to the extent appropriate to its investment policies, purchase securities of companies engaging in whole or in part in such activities, may engage in currency transactions and may enter into futures contracts and related options.

The Acquiring Fund may not:

1. Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or certificates of deposit for any such securities) if more than 5% of the value of the Fund’s total assets would (taken at current value) be invested in the securities of such issuer, or more than 10% of the issuer’s outstanding voting securities would be owned by the Fund or the Trust, except that up to 25% of the value of the Fund’s total assets may (taken at current value) be invested without regard to these limitations. For purposes of this limitation, a security is considered to be issued by the entity (or entities) whose assets and revenues back the security. A guarantee of a security shall not be deemed to be a security issued by the guarantors when the value of all securities issued and guaranteed by the guarantor, and owned by the Fund, does not exceed 10% of the value of the Fund’s total assets.

2. Purchase any securities which would cause 25% or more of the value of the Fund’s total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to (i) instruments issued or guaranteed by the United States and tax exempt instruments issued by any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and (ii) repurchase agreements secured by the instruments described in clause (i); (b) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services; for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

3. Borrow money or issue senior securities, except that each Fund may borrow from banks and enter into reverse repurchase agreements for temporary purposes in amounts up to one-third of the value of its total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and then in amounts not in excess of one-third of the value of the Fund’s total assets at the time of such borrowing. No Fund will purchase securities while its aggregate borrowings (including reverse repurchase agreements and borrowings from banks) in excess of 5% of its total assets are outstanding. Securities held in escrow or separate accounts in connection with a Fund’s investment practices are not deemed to be pledged for purposes of this limitation.

4. Purchase or sell real estate, except that each Fund may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate.

5. Acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets or where otherwise permitted by the Investment Company Act.

6. Act as an underwriter of securities within the meaning of the Securities Act of 1933, as amended, except to the extent that the purchase of obligations directly from the issuer thereof, or the disposition of securities, in accordance with the Fund’s investment objective, policies and limitations may be deemed to be underwriting.

The Acquiring Fund may not:

7. Write or sell put options, call options, straddles, spreads, or any combination thereof, except for transactions in options on securities and securities indices, futures contracts and options on futures contracts.

8. Purchase securities of companies for the purpose of exercising control.

9. Purchase securities on margin, make short sales of securities or maintain a short position, except that (a) this investment limitation shall not apply to a Fund’s transactions in futures contracts and related options or a Fund’s sale of securities short against the box, and (b) a Fund may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

10. Purchase or sell commodity contracts, or invest in oil, gas or mineral exploration or development programs, except that each Fund may, to the extent appropriate to its investment policies, purchase securities of companies engaging in whole or in part in such activities and may enter into futures contracts and related options.

11. Make loans, except that each Fund may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies and may lend portfolio securities.

12. Purchase or sell commodities except that each Fund may, to the extent appropriate to its investment policies, purchase securities of companies engaging in whole or in part in such activities, may engage in currency transactions and may enter into futures contracts and related options.

APPENDIX II

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this [       ] day of [                    ], 2011, by and between BlackRock FundsSM, a registered investment company and a Massachusetts business trust (the “Target Company”), on behalf of BlackRock Small/Mid-Cap Growth Portfolio, a separate series of the Target Company (the “Target Fund”), and BlackRock FundsSM, a registered investment company and a Massachusetts business trust (the “Acquiring Company”), on behalf of BlackRock Mid-Cap Growth Equity Portfolio, a separate series of the Acquiring Company (the “Acquiring Fund”).

     This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder. The reorganization will consist of: (i) the transfer of substantially all of the assets of the Target Fund to the Acquiring Fund, in exchange for the assumption by the Acquiring Fund of the Stated Liabilities (as defined in paragraph 1.3) of the Target Fund and shares of the Acquiring Fund (“Acquiring Fund Shares”) having an aggregate net asset value equal to the value of the assets of the Target Fund acquired by the Acquiring Fund reduced by the Stated Liabilities; (ii) the distribution, on or as soon as practicable after the Closing Date (as defined in paragraph 3.1), of the Acquiring Fund Shares to the shareholders of the Target Fund, and (iii) the termination, dissolution and complete liquidation of the Target Fund, all upon the terms and conditions set forth in this Agreement (the “Reorganization”);

     WHEREAS, the Target Company and the Acquiring Company is an open-end, registered management investment company within the meaning of the Investment Company Act of 1940 (the “1940 Act”);

     WHEREAS, each of the Acquiring Fund and the Target Fund qualifies as a “regulated investment company” under Subchapter M of the Code;

     WHEREAS, the Acquiring Fund is authorized to issue the Acquiring Fund Shares;

     WHEREAS, the Board of Trustees of the Acquiring Company has determined that the Reorganization is in the best interests of the Acquiring Fund;

     WHEREAS, the Board of Trustees of the Target Fund has determined that the Reorganization is in the best interests of the Target Fund and determined that the Reorganization is advisable and directed that the Reorganization be submitted for consideration at a special meeting of the Target Fund shareholders as of the record date for determining the Target Fund shareholders entitled to vote at such meeting (the “Shareholder Meeting Record Date”);

     NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

THE REORGANIZATION

     1.1 THE EXCHANGE. Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Target Fund, agrees to convey, transfer and deliver substantially all of the assets of the Target Fund free and clear of all liens, encumbrances and claims whatsoever to the Acquiring Fund. In exchange, the Acquiring Fund, agrees: (a) to deliver to the Target Fund, the number of full and fractional Acquiring Fund Shares, determined by dividing: (i) the aggregate value of the Target Fund’s assets with respect to each class of the Target Fund, net of the Stated Liabilities (as defined in paragraph 1.3) of the Target Fund with respect to each class of the Target Fund, computed in the manner and as of the time and date set forth in paragraph 2.1, by (ii) the net asset value of one share of the corresponding class of the Acquiring Fund computed in the manner and as of the time and date set forth in paragraph 2.2; and (b) to assume the Stated Liabilities of the Target Fund described in paragraph 1.3. Such transactions shall take place at the closing (the “Closing”) provided for in paragraph 3.1. For the purposes of this Agreement, the Investor A shares of the Target Fund correspond to the

Investor A shares of the Acquiring Fund, Investor B shares of the Target Fund correspond to Investor B shares of the Acquiring Fund, Investor C shares of the Target Fund correspond to Investor C shares of the Acquiring Fund, Institutional shares of the Target Fund correspond to Institutional shares of the Acquiring Fund, Class R shares of the Target Fund correspond to Class R shares of the Acquiring Fund, and Service shares of the Target Fund correspond to Service shares of the Acquiring Fund, and the term “Acquiring Fund shares” should be read to include each such class of shares of the Acquiring Fund unless the context otherwise requires.

     1.2 ASSETS TO BE ACQUIRED. The assets of the Target Fund to be acquired by the Acquiring Fund shall consist of all property owned by the Target Fund, including, without limitation, all cash, securities, commodities, interests in futures and other financial instruments, claims (whether absolute or contingent, known or unknown), receivables (including dividends, interest, principal, subscriptions and other receivables), goodwill and other intangible property, all books and records belonging to the Target Fund, any deferred or prepaid expenses shown as an asset on the books of the Target Fund on the Closing Date, and all interests, rights, privileges and powers, other than cash in an amount necessary to pay dividends and distributions as provided in paragraph 7.2 and other than the Target Fund’s rights under this Agreement (the “Assets”).

     1.3 LIABILITIES TO BE ASSUMED. The Target Fund, will endeavor to identify and discharge, to the extent practicable, all of its liabilities and obligations of the Target Fund, including all liabilities relating to operations, before the Closing Date. The Acquiring Fund shall assume only those accrued and unpaid liabilities of the Target Fund set forth in the Target Fund’s statement of assets and liabilities as of the Closing Date delivered by the Target Fund to the Acquiring Fund pursuant to paragraph 5.2 (the “Stated Liabilities”). The Acquiring Fund shall assume only the Stated Liabilities and shall not assume any other debts, liabilities or obligations of the Target Fund.

     1.4 STATE FILINGS. Prior to the Closing Date, (i) the Target Company shall make any filings with the Commonwealth of Massachusetts that are required under the laws of the Commonwealth of Massachusetts to be made prior to the Closing Date and (ii) the Acquiring Company shall make any filings with the Commonwealth of Massachusetts that are required under the laws of the Commonwealth of Massachusetts.

     1.5 LIQUIDATION AND DISTRIBUTION. On or as soon as practicable after the Closing Date, (i) the Target Fund will distribute in complete liquidation of the Target Fund, pro rata to its shareholders of record, determined as of the close of business at the Valuation Time (as defined below) (the “Target Fund Shareholders”), all of the Acquiring Company Shares received by the Target Company. Such distribution will be accomplished by the transfer on the books of the Acquiring Fund of Acquiring Fund Shares credited to the account of the Target Fund to open accounts on the share records of the Acquiring Fund in the name of the Target Fund Shareholders, and representing the respective pro rata number and class of Acquiring Fund Shares due Target Fund Shareholders and (ii) the Target Fund will dissolve as a separate series of the Target Company. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such transfer.

     1.6 OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent (the “Acquiring Fund Transfer Agent”).

     1.7 TRANSFER TAXES. Any transfer taxes payable upon the issuance of Acquiring Fund Shares in a name other than the registered holder of the Target Fund shares on the books of the Target Fund as of that time shall, as a condition of such transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

     1.8 REPORTING RESPONSIBILITY. Any reporting responsibility of the Target Company, on behalf of the Target Fund, including, without limitation, the responsibility for filing of regulatory reports, tax returns or other documents with the Securities and Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Target Company, on behalf of the Target Fund.

     1.9 BOOKS AND RECORDS. Immediately after the Closing Date, the share transfer books relating to the Target Fund shall be closed and no transfer of shares shall thereafter be made on such books. All books and records of the Target Fund, including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder transferred to the Acquiring Fund, shall be made available to the Target Fund from and after the Closing Date at the Acquiring Fund’s cost of producing such books and records until at least the date through which such books and records must be maintained under applicable law.

     1.10 ACTION BY THE ACQUIRING COMPANY; ACTION BY TARGET COMPANY. The Acquiring Company shall take all actions expressed herein as being the obligations of the Acquiring Company, on behalf of the Acquiring Fund. The Target Company shall take all actions expressed herein as being the obligations of the Target Company, on behalf of the Target Fund.

ARTICLE II

VALUATION

     2.1 VALUATION OF ASSETS. The gross value of the Assets to be acquired by the Acquiring Fund hereunder shall be the gross value of such Assets as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the business day prior to the Closing Date (the “Valuation Time”), after the payment of the dividends pursuant to Section 7.2, using the Acquiring Fund’s valuation procedures or such other valuation procedures as shall be mutually agreed upon by the parties.

     2.2 VALUATION OF SHARES. Full Acquiring Fund Shares, and to the extent necessary, fractional Acquiring Fund Shares, of an aggregate net asset value equal to the gross value of the Assets of the Target Fund acquired, determined as hereinafter provided, reduced by the amount of Stated Liabilities of the Target Fund assumed by the Acquiring Fund, shall be issued by the Acquiring Fund in exchange for such Assets of the Target Fund. The net asset value per share of the Investor A, Investor B, Investor C, Institutional, Class R, and Service Acquiring Fund Shares shall be the net asset value per share for the Investor A, Investor B, Investor C, Institutional, Class R, and Service Shares, respectively, of the Target Fund computed as of the Valuation Time, using the Acquiring Fund’s valuation procedures or such other valuation procedures as shall be mutually agreed upon by the parties.

ARTICLE III

CLOSING AND CLOSING DATE

     3.1 CLOSING DATE. Subject to the terms and conditions set forth herein, the Closing shall occur in the third quarter of 2011, or such other date as the parties may agree to in writing (the “Closing Date”). Unless otherwise provided, all acts taking place at the Closing shall be deemed to take place as of 7:00 a.m. on the Closing Date. The Closing shall be held at the offices of Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019, or at such other time and/or place as the parties may agree.

     3.2 CUSTODIAN’S CERTIFICATE. The Target Fund shall instruct its custodian (the “Target Fund Custodian”), to deliver at the Closing a certificate of an authorized officer stating that: (a) the Assets have been delivered in proper form to the Acquiring Fund on the Closing Date; and (b) all necessary taxes including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment shall have been made, in conjunction with the delivery of Assets by the Target Fund. The Target Fund’s Assets represented by a certificate or other written instrument shall be presented by the Target Fund Custodian to the custodian for the Acquiring Fund (the “Acquiring Fund Custodian”) for examination no later than five (5) business days preceding the Closing Date and all Assets of the Target Fund at the Valuation Time shall be transferred and delivered by the Target Fund as of the Closing Date for the account of the Acquiring Fund, duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof free and clear of all liens, encumbrances and claims whatsoever, in accordance with the custom of brokers. The Target Fund’s Assets deposited with a securities depository (as defined in Rule 17f-4 under the 1940 Act) or other permitted counterparties or a futures commission merchant (as defined in Rule 17f-6 under the 1940 Act) shall be delivered as of the Closing Date by book entry in accordance with the customary practices of such depositories and futures commission merchants and the Target Fund Custodian. The cash to be transferred by the Target Fund shall be transferred and delivered by the Target Fund as of the Closing Date for the account of the Acquiring Fund.

     3.3 EFFECT OF SUSPENSION IN TRADING. In the event that, as of the Valuation Time, either: (a) the NYSE or another primary exchange on which the portfolio securities of the Acquiring Fund or the Target Fund are purchased or sold shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Target Fund is impracticable, the Closing shall be postponed until the business day after the day when trading is fully resumed and reporting is restored or such other date as the parties may agree to.

     3.4 TRANSFER AGENT’S CERTIFICATE. The Target Fund shall instruct the Target Fund’s transfer agent, (the “Target Fund transfer agent”), to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of Target Fund Shareholders as of the Valuation Time, and the number and percentage ownership (to four decimal places) of outstanding shares of the Target Fund owned by each Target Fund Shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver, or instruct the “Acquiring Fund transfer agent” to issue and deliver, a confirmation evidencing Acquiring Fund Shares to be credited on the Closing Date to the Target Fund, or provide evidence reasonably satisfactory to the Target Fund that such Acquiring Fund Shares have been credited to the Target Fund Shareholders’ accounts on the books of the Acquiring Fund.

     3.5 DELIVERY OF ADDITIONAL ITEMS. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, assumption of liabilities, receipts and other documents, if any, as such other party or its counsel may reasonably request.

     3.6 FAILURE TO DELIVER ASSETS. If the Target Fund is unable to make delivery pursuant to paragraph 3.2 hereof to the Acquiring Fund Custodian of any of the Assets of the Target Fund for the reason that any of such Assets have not yet been delivered to it by the Target Fund’s broker, dealer or other counterparty, then, in lieu of such delivery, the Target Fund shall deliver, with respect to said Assets, executed copies of an agreement of assignment and due bills executed on behalf of said broker, dealer or other counterparty, together with such other documents as may be required by the Acquiring Fund or the Acquiring Fund Custodian, including brokers’ confirmation slips.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

     4.1 REPRESENTATIONS OF THE TARGET COMPANY ON BEHALF OF THE TARGET FUND. The Target Company, on behalf of the Target Fund, represents and warrants to the Acquiring Company, on behalf of the Acquiring Fund, as follows:

     (a) The Target Company is a voluntary association with transferable shares commonly referred to as a Massachusetts business trust that is existing under the laws of the Commonwealth of Massachusetts and is duly authorized to exercise in the Commonwealth of Massachusetts all of the powers recited in the Target Company’s declaration of trust. The Target Company has filed the necessary certificates required to be filed under Chapter 182 of the General Laws of the Commonwealth of Massachusetts and paid the necessary fees due thereon. The Target Company is duly authorized to transact business in the Commonwealth of Massachusetts and is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Target Company or the Target Fund. The Target Fund is a legally designated, separate series of the Target Company. The Target Company, on behalf of the Target Fund, has all material federal, state and local authorizations necessary to own all of its properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Target Fund.

     (b) The Target Company is registered as an open-end management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect. The Target Company is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder with respect to the Target Fund.

     (c) The Registration Statement on Form N-14 of the Acquiring Company and the Combined Prospectus/Proxy Statement contained therein relating to the transactions contemplated by the Agreement that is filed with the SEC and becomes effective, as such Registration Statement may be amended or supplemented subsequent to the effective date of the Registration Statement (the “Registration Statement”), as of such effective date and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to the Target Company and the Target Fund based on information provided in writing by the Target Fund for inclusion therein, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not include, as it relates to the Target Company and the Target Fund based on information provided in writing by the Target Fund for inclusion therein, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Any written information furnished by the Target Fund with respect to the Target Company or the Target Fund for use in the Registration Statement or any other materials provided by the Target Fund in connection with the Reorganization, as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

     (d) The Target Company’s prospectus, statement of additional information and shareholder reports, in each case relating to the Target Fund and to the extent incorporated by reference in the Registration Statement, are accurate and complete in all material respects and comply in all material respects with federal securities and other applicable laws and regulations, and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances in which such statements were made, not misleading.

     (e) The Target Fund is not in violation of, and, subject to the satisfaction of the conditions precedent set forth in Articles VI and VIII of this Agreement, the execution, delivery and performance of this Agreement in accordance with its terms by the Target Company on behalf of the Target Fund will not result in the violation of Massachusetts law, or any provision of the Target Company’s declaration of trust or of any material agreement, indenture, note, mortgage, instrument, contract, lease or other undertaking to which the Target Company is a party on behalf of the Target Fund or by which the Target Fund is bound, nor will the execution, delivery and performance of this Agreement by the Target Company result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease or other undertaking to which the Target Company is a party, on behalf of the Target Fund, or by which the Target Fund is bound.

     (f) The Target Fund has no material contracts, agreements or other commitments that will not be terminated without liability to it before the Closing Date, other than liabilities, if any, to be discharged prior to the Closing Date or reflected as Stated Liabilities or in the statement of assets and liabilities as provided in paragraph 5.2 hereof.

     (g) No litigation, claims, actions, suits, proceedings or investigations of or before any court or governmental body are pending or to the Target Company’s knowledge threatened against the Target Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect the Target Fund’s financial condition, the conduct of its business or which would prevent or hinder the ability of the Target Fund to carry out the transactions contemplated by this Agreement. The Target Company knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

     (h) The audited financial statements of the Target Fund as of September 30, 2010 and for the fiscal year then ended have been prepared in accordance with accounting principles generally accepted in the United States of America consistently applied (“GAAP”) and have been audited by Deloitte & Touche LLP, and such statements (true and complete copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition and the results of operations of the Target Fund as of such date and the results of operations and changes in net assets for the periods indicated, and there are no material liabilities of the Target Fund whether actual or contingent and whether or not determined or determinable as of such date that are required to be disclosed but are not disclosed in such statements.

     (i) There have been no changes in the financial position of the Target Fund as reflected in the audited financial statements as of September 30, 2010, other than those occurring in the ordinary course of business consistent with past practice in connection with the purchase and sale of portfolio assets, the issuance and redemption of Target Fund shares and the payment of normal operating expenses, dividends and capital gains distributions. Since the date of the financial statements referred to in paragraph 4.1(h) above, there has been no material adverse change in the Target Fund’s financial condition, assets, liabilities or business, results of operations or the manner of conducting business of the Target Fund (other than changes occurring in the ordinary course of business). For the purposes of this paragraph 4.1(i), a decline in the net asset value of the Target Fund due to declines in the value of the Target Fund’s Assets, the discharge of the Target Fund’s liabilities or the redemption of Target Fund shares by Target Fund Shareholders shall not constitute a material adverse change.

     (j) Since September 30, 2010 there has not been (i) any pending or to the knowledge of the Target Company threatened litigation, which has had or may have a material adverse effect on the business, results of operations, assets or financial condition of the Target Fund; (ii) any option to purchase or other right to acquire shares of the Target Fund issued or granted by or on behalf of the Target Fund to any person other than subscriptions to purchase shares at net asset value in accordance with the terms in the current prospectus for the Target Fund; (iii) any contract or agreement or amendment or termination of any contract or agreement entered into by or on behalf of the Target Fund, except as otherwise contemplated by this Agreement; (iv) any indebtedness incurred, other than in the ordinary course of business, by or on behalf of the Target Fund for borrowed money or any commitment to borrow money by or on behalf of the Target Fund; (v) any amendment of the Target Company’s organizational documents in a manner materially affecting the Target Fund; and (vi) any grant or imposition of any lien, claim, charge or encumbrance (other than encumbrances arising in the ordinary course of business with respect to covered options) upon any asset of the Target Fund other than a lien for taxes not yet due and payable.

     (k) As of the date hereof and at the Closing Date, all federal and other tax returns and reports of the Target Fund required by law to be filed have or shall have been timely and duly filed by such dates (including any extensions) and are or will be correct in all material respects, and all federal and other taxes required to be paid pursuant to such returns and reports have been paid. To the best of the Target Fund’s knowledge after reasonable investigation, no such return is currently under audit or examination, and no assessment or deficiency has been asserted with respect to any such returns.

     (l) The Target Company is authorized to issue an unlimited number of shares of beneficial interest, par value $0.001 per share of the Target Fund. All issued and outstanding shares of beneficial interest of the Target Fund have been offered and sold in compliance in all material respects with applicable registration requirements of the Securities Act of 1933 (“1933 Act”) and applicable state securities laws and are, and on the Closing Date will be, duly authorized and validly issued and outstanding, fully paid and nonassessable, and are not subject to preemptive or dissenter’s rights. All of the issued and outstanding shares of the Target Fund will, at the Valuation Time, be held by the persons and in the amounts set forth in the records of the Target Fund transfer agent as provided in paragraph 3.4. The Target Fund has no outstanding options, warrants or other rights to subscribe for or purchase any of the Target Fund shares and has no outstanding securities convertible into any of the Target Fund shares.

     (m) At the Closing Date, the Target Fund will have good and marketable title to the Assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2, and full right, power and authority to sell, assign, transfer and deliver such Assets hereunder, free of any lien or other encumbrance, except those liens or encumbrances as to which the Acquiring Fund has received notice and which have been taken into account in the net asset valuation of the Target Fund, and, upon delivery of the Assets and the filing of any documents that may be required under Massachusetts state law, the Acquiring Fund will acquire good and marketable title to the Assets, subject to no restrictions on their full transfer, other than such restrictions as might arise under the 1933 Act, and other than as disclosed to and accepted in writing by the Acquiring Fund.

     (n) Subject to the requisite approval of this Agreement by the Target Fund shareholders as of the Shareholder Meeting Record Date, (i) the Target Company on behalf of the Target Fund has the power to enter into this Agreement and to consummate the transactions contemplated herein; (ii) the execution, delivery and performance of this Agreement and consummation of the transactions contemplated herein have been duly authorized by all necessary action on the part of the Trustees of the Target Company; and (iii) this Agreement constitutes a valid and binding obligation of the Target Fund, enforceable in accordance with its terms, and no other action or proceedings by the Target Company on behalf of the Target Fund are necessary to authorize this Agreement and the transactions contemplated herein, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

     (o) The information to be furnished by the Target Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other applicable laws and regulations.

     (p) The Target Fund has elected to qualify and has qualified as a “regulated investment company” under the Code (a “RIC”) as of and since its first taxable year; has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; qualifies and will continue to qualify as a RIC under the Code for its taxable year through the date of Reorganization; and has satisfied the distribution requirements imposed by the Code for each of its taxable years.

     (q) Except for the Registration Statement and the requisite approval of this Agreement by the Target Fund shareholders as of the Shareholder Meeting Record Date, no consent, approval, authorization or order under any federal or state law or of any court or governmental authority is required for the consummation by the Target Fund of the transactions contemplated herein, except those that have already been obtained. No consent of or notice to any third party or entity is required for the consummation by the Target Fund of the transactions contemplated by this Agreement.

     (r) The Target Company has called a special meeting of Target Fund shareholders as of the Shareholder Meeting Record Date to consider and act upon this Agreement and the transactions contemplated hereby and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein. Such meeting shall be scheduled for no later than June 24, 2011 (or such other date as the parties may agree to in writing).

     (s) Prior to the valuation of the Assets as of the Valuation Time, the Target Fund shall have declared a dividend, dividends or other distribution or distributions, with a record and ex-dividend date prior to the Valuation Time, which, together with all previous dividends and distributions, shall have the effect of distributing to the Target Fund Shareholders all of the Target Fund’s investment company taxable income for all taxable periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), if any, plus the excess of its interest income, if any, excludable from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods ending on or before the Closing Date and all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any capital loss carry forward).

     4.2 REPRESENTATIONS OF THE ACQUIRING COMPANY, ON BEHALF OF THE ACQUIRING FUND. The Acquiring Company, on behalf of the Acquiring Fund, represents and warrants to the Target Company, on behalf of the Target Fund, as follows:

     (a) The Acquiring Company is a voluntary association with transferable shares commonly referred to as a Massachusetts business trust that is existing under the laws of the Commonwealth of Massachusetts and is duly authorized to exercise in the Commonwealth of Massachusetts all of the powers recited in the Acquiring Company’s declaration of trust. The Acquiring Company has filed the necessary certificates required to be filed under Chapter 182 of the General Laws of the Commonwealth of Massachusetts and paid the necessary fees due thereon. The Acquiring Company is duly authorized to transact business in the Commonwealth of Massachusetts and is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquiring Company or the Acquiring Fund The Acquiring Fund is a legally designated, separate series of the Acquiring Company. The Acquiring Company, on behalf of the Acquiring Fund, has all material federal, state and local authorizations necessary to own all of its properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquiring Fund.

     (b) The Acquiring Company is registered as an open-end management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect. The Acquiring Company is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder with respect to the Acquiring Fund.

     (c) The Registration Statement as of its effective date and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to the Acquiring Company and the Acquiring Fund, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not include, as it relates to the Acquiring Company and the Acquiring Fund, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that no representations and warranties in this paragraph 4.2(c) apply to statements or omissions made in reliance upon and in conformity with written information concerning Target Company or the Target Fund furnished to the Acquiring Company by the Target Fund. Any written information furnished by the Acquiring Company with respect to the Acquiring Company or the Acquiring Fund for use in the Registration Statement or any other materials provided by the Acquiring Fund in connection with the Reorganization, as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

     (d) The prospectus, statement of additional information and shareholder reports of the Acquiring Company, in each case relating to the Acquiring Fund, and to the extent incorporated by reference in the Registration Statement, are accurate and complete in all material respects and comply in all material respects with federal securities and other applicable laws and regulations, and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances in which such statements were made, not misleading.

     (e) The Acquiring Fund is not in violation of, and, subject to the satisfaction of the conditions precedent set forth in Articles VII and VIII of this Agreement, the execution, delivery and performance of this Agreement in accordance with its terms by the Acquiring Company, on behalf of the Acquiring Fund, will not result in the violation of, Massachusetts law or any provision of the Acquiring Company’s declaration of trust or bylaws or of any material agreement, indenture, note, mortgage, instrument, contract, lease or other undertaking to which the Acquiring Company is a party, on behalf of the Acquiring Fund, or by which the Acquiring Fund is bound, nor will the execution, delivery and performance of this Agreement by the Acquiring Company, on behalf of the Acquiring Fund, result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Company is a party, on behalf of the Acquiring Fund, or by which the Acquiring Fund is bound.

     (f) No litigation, claims, actions, suits, proceedings or investigations of or before any court or governmental body are pending or to the Acquiring Company’s knowledge threatened against the Acquiring Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect the Acquiring Fund’s financial condition, the conduct of its business or which would prevent or hinder the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Company knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

     (g) The audited financial statements of the Acquiring Fund as of September 30, 2010 and for the fiscal year then ended have been prepared in accordance with consistently applied GAAP and have been audited by Deloitte & Touche LLP, and such statements (true and complete copies of which have been furnished to the Target Fund) fairly reflect the financial condition and the results of operations of the Acquiring Fund as of such date and the results of operations and changes in net assets for the periods indicated, and there are no material liabilities of the Acquiring Fund whether actual or contingent and whether or not determined or determinable as of such date that are required to be disclosed but are not disclosed in such statements.

     (h) There have been no changes in the financial position of the Acquiring Fund as reflected in the audited financial statements of the Acquiring Fund as of September 30, 2010, other than those occurring in the ordinary course of business consistent with past practice in connection with the purchase and sale of portfolio assets, the issuance and redemption of Acquiring Fund shares and the payment of normal operating expenses, dividends and capital gains distributions. Since the date of the financial statements referred to in paragraph 4.2(g) above, there has been no material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business, results of operations or the manner of conducting business of the Acquiring Fund (other than changes occurring in the ordinary course of business). For the purposes of this paragraph 4.2(h), a decline in the net asset value of the Acquiring Fund due to declines in the value of Acquiring Fund’s assets, the discharge of Acquiring Fund’s liabilities or the redemption of Acquiring Fund shares by Acquiring Fund shareholders shall not constitute a material adverse change.

     (i) Since September 30, 2010, there has not been (i) any pending or to the knowledge of the Acquiring Company threatened litigation, which has had or may have a material adverse effect on the business, results of operations, assets or financial condition of the Acquiring Fund; (ii) any option to purchase or other right to acquire shares of the Acquiring Fund issued or granted by or on behalf of the Acquiring Fund to any person other than subscriptions to purchase shares at net asset value in accordance with the terms in the current prospectus for the Acquiring Fund; (iii) any contract or agreement or amendment or termination of any contract or agreement entered into by or on behalf of the Acquiring Fund, except as otherwise contemplated by this Agreement; (iv) any indebtedness incurred, other than in the ordinary course of business, by or on behalf of the Acquiring Fund for borrowed money or any commitment to borrow money by or on behalf of the Acquiring Fund; (v) any amendment of the Acquiring Fund’s organizational documents in a manner materially affecting the Acquiring Fund; and (vi) any grant or imposition of any lien, claim, charge or encumbrance (other than encumbrances arising in the ordinary course of business with respect to covered options) upon any asset of the Acquiring Fund other than a lien for taxes not yet due and payable.

     (j) As of the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to be filed have or shall have been timely and duly filed by such dates (including any extensions) and are or will be correct in all material respects, and all federal and other taxes required to be paid pursuant to such returns and reports have been paid. To the best of the Acquiring Fund’s knowledge after reasonable investigation, no such return is currently under audit or examination, and no assessment or deficiency has been asserted with respect to any such returns.

     (k) The Acquiring Company is authorized to issue an unlimited number of shares of beneficial interest, par value $0.001 per share. All issued and outstanding shares of beneficial interest of the Acquiring Fund have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act, and applicable state securities laws and are, and on the Closing Date will be, duly authorized and validly issued and outstanding, fully paid and nonassessable, and are not subject to preemptive or dissenter’s rights. The Acquiring Fund has no outstanding options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund shares and has no outstanding securities convertible into any of the Acquiring Fund shares.

     (l) At the Closing Date, the Acquiring Fund will have good and marketable title to all of its assets, and full right, power and authority to sell, assign, transfer and deliver such assets, free of any lien or other encumbrance, except those liens or encumbrances as to which the Target Fund has received notice at or prior to the Closing Date, and which have been taken into account in the net asset valuation of the Acquiring Fund.

     (m) The Acquiring Company on behalf of the Acquiring Fund has the power to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement and consummation of the transactions contemplated herein have been duly authorized by all necessary action on the part of the Trustees of the Acquiring Company. This Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, and no other action or proceedings by the Acquiring Company, on behalf of the Acquiring Fund are necessary to authorize this Agreement and the transactions contemplated herein, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

     (n) The Acquiring Fund Shares to be issued and delivered to the Target Fund for the account of the Target Fund Shareholders pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized. When so issued and delivered, the Acquiring Fund Shares will be duly and validly issued and will be fully paid and nonassessable (except as disclosed in the Acquiring Fund’s prospectus).

     (o) The information to be furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other applicable laws and regulations.

     (p) The Acquiring Fund has elected to qualify and has qualified as a RIC as of and since its first taxable year; has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; qualifies and will continue to qualify as a RIC under the Code for its taxable year through the date of Reorganization; and has satisfied the distribution requirements imposed by the Code for each of its taxable years.

     (q) Except for the Registration Statement, no consent, approval, authorization or order under any federal or state law or of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except those that have already been obtained. No consent of or notice to any third party or entity is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement.

ARTICLE V

COVENANTS OF THE ACQUIRING COMPANY, ON BEHALF OF THE ACQUIRING FUND, AND THE
TARGET COMPANY, ON BEHALF OF THE TARGET FUND

     5.1 OPERATION IN ORDINARY COURSE. Subject to paragraphs 7.2 and 7.6, each of the Acquiring Fund and the Target Fund will operate its business in the ordinary course of business between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business will include customary dividends and shareholder purchases and redemptions. No party shall take any action that would, or would reasonably be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect.

     5.2 STATEMENT OF ASSETS AND LIABILITIES. The Target Fund will prepare and deliver to the Acquiring Fund at least five business days prior to the Closing Date a statement of the assets and the liabilities of the Target Fund as of such date for review and agreement by the parties to determine that the assets and the liabilities of the Target Fund are being correctly determined in accordance with the terms of this Agreement. The Target Fund will deliver at the Closing (1) a statement of Assets and Stated Liabilities of the Target Fund as of the Valuation Time and (2) a list of the Target Fund’s Assets as of the Closing Date showing the tax costs of each of its assets by lot and the holding periods of such Assets, and certified by the Treasurer or Assistant Treasurer of the Target Company.

     5.3 ACCESS TO BOOKS AND RECORDS. Upon reasonable notice, the Target Fund shall make available to the Acquiring Company’s officers and agents all books and records of the Target Fund, and the Acquiring Fund shall make available to the Target Company’s officers and agents all books and records of the Acquiring Company relating to the Acquiring Fund.

     5.4 ADDITIONAL INFORMATION. The Target Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Target Fund’s shares.

     5.5 CONTRACT TERMINATION. The Target Company, on behalf of the Target Fund, will terminate all agreements to which the Target Company on behalf of the Target Fund, is a party (other than this Agreement), effective as of the Closing Date without any liability not paid prior to the Closing Date other than as accrued as part of the Stated Liabilities.

     5.6 FURTHER ACTION. Subject to the provisions of this Agreement, the Acquiring Fund and the Target Fund will take or cause to be taken all action and do or cause to be done all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date. In particular, the Target Company on behalf of the Target Fund covenants that it will, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund’s title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

     5.7 PREPARATION OF REGISTRATION STATEMENT. The Acquiring Company, on behalf of the Acquiring Fund, will prepare and file with the Commission the Registration Statement relating to the Acquiring

Fund Shares to be issued to shareholders of the Target Fund. The Registration Statement shall include a combined prospectus/proxy statement relating to the transactions contemplated by this Agreement. At the time the Registration Statement becomes effective, at the time of the meeting of the shareholders of the Target Fund contemplated by Section 4.1(r) and at the Closing Date, the Registration Statement shall be in compliance in all material respects with the 1933 Act, the Securities Exchange Act of 1934, as amended, and the 1940 Act, as applicable. Each party will provide the materials and information necessary to prepare the Registration Statement, for inclusion therein, in connection with such meeting of the shareholders of the Target Fund to consider the approval of this Agreement and the transactions contemplated herein. If at any time prior to the Closing Date a party becomes aware of any untrue statement of material fact or omission to state a material fact required to be stated therein or necessary to make the statements made not misleading in light of the circumstances under which they were made, the party discovering the item shall notify the other party and the parties shall cooperate in promptly preparing, and filing with the Commission and, if appropriate, distributing to shareholders appropriate disclosure with respect to the item.

     5.8 TAX STATUS OF REORGANIZATION. The intention of the parties is that the transaction contemplated by this Agreement will qualify as a reorganization within the meaning of Section 368(a) of the Code.

     Neither the Acquiring Fund (nor the Acquiring Company on behalf of the Acquiring Fund) nor the Target Fund (nor the Target Company on behalf of the Target Fund) shall take any action or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the Acquiring Fund and the Target Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable Willkie Farr & Gallagher LLP, special United States federal income tax counsel to the Acquiring Fund and the Target Fund, to render the tax opinion required herein (including, without limitation, each party’s execution of representations reasonably requested by and addressed to Willkie Farr & Gallagher LLP).

     5.9 REASONABLE BEST EFFORTS. Each of the Acquiring Company and the Target Fund shall use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement.

     5.10 AUTHORIZATIONS. The Acquiring Company, on behalf of the Acquiring Fund, agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and any state blue sky or securities laws as it may deem appropriate in order to operate in the normal course of business after the Closing Date.

     5.11 STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, the Target Company shall furnish to the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Target Fund for U.S. federal income tax purposes, as well as any capital loss carryovers and items that the Acquiring Fund will succeed to and take into account as a result of Section 381 of the Code.

     5.12 PROXY. The Target Company, on behalf of the Target Fund, agrees to mail to its respective shareholders of record entitled to vote at the special meeting of shareholders at which action is to be considered regarding this Agreement, in sufficient time to comply with requirements as to notice thereof, the combined prospectus/proxy statement contained in the Registration Statement, which complies in all material respects with the applicable provisions of Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TARGET
COMPANY, ON BEHALF OF THE TARGET FUND

     The obligations of the Target Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Company, on behalf of the Acquiring Fund, of all the obligations to be performed by the Acquiring Fund (or the Acquiring Company, on behalf of the Acquiring Fund), pursuant to this Agreement on or before the Closing Date and, in addition, subject to the following conditions:

     6.1 All representations, covenants and warranties of the Acquiring Company, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

     6.2 The Board of Trustees of the Target Company has approved this Agreement, with respect to the Target Fund.

     6.3 The shareholders of the Target Fund have approved this Agreement in the manner specified in the Combined Prospectus/Proxy Statement included in the Registration Statement.

     6.4 As of the Closing Date, there shall have been no material change in the investment objectives, policies and restrictions nor any material increase in the investment management fee rate or other fee rates the Acquiring Fund is currently contractually obligated to pay for services provided to the Acquiring Fund nor any material reduction in the fee waiver or expense reduction undertakings (either voluntary or contractual) from those described in the Registration Statement, if any.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING COMPANY, ON BEHALF OF THE ACQUIRING FUND

     The obligations of the Acquiring Company Portfolio to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Target Fund of all the obligations to be performed by the Target Fund pursuant to this Agreement on or before the Closing Date and, in addition, shall be subject to the following conditions:

     7.1 All representations, covenants and warranties of the Target Company, on behalf of the Target Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

     7.2 Except to the extent prohibited by Rule 19b-1 under the 1940 Act, prior to the valuation of the Assets as of the Valuation Time, the Target Fund shall have declared a dividend, dividends or other distribution or distributions, with a record and ex-dividend date prior to the valuation of the Assets, which, together with all previous dividends and distributions, shall have the effect of distributing to the Target Fund Shareholders all of the Target Fund’s investment company taxable income for all taxable periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), if any, plus the excess of its interest income, if any, excludable from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods ending on or before the Closing Date and all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any capital loss carryforward).

     7.3 The Board of Trustees of the Acquiring Company has approved this Agreement with respect to the Acquiring Fund.

     7.4 The shareholders of the Target Fund have approved this Agreement in the manner specified in the combined prospectus/proxy statement contained in the Registration Statement.

     7.5 As of the Closing Date, there shall have been no material change in the investment objectives, policies and restrictions or any material increase in the investment management fee rate or other fee rates the Target Fund is currently contractually obligated to pay for services provided to the Target Fund nor any material reduction in the fee waiver or expense reduction undertakings (either voluntary or contractual) from those described in the Registration Statement.

     7.6 The Target Company, on behalf of the Target Fund, shall have taken all steps required to terminate all agreements to which the Target Fund is a party (other than this Agreement) and pursuant to which the Target Fund has outstanding or contingent liabilities, unless such liabilities have been accrued as part of the Stated Liabilities.

ARTICLE VIII

     FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH OF THE ACQUIRING COMPANY,
ON BEHALF OF THE ACQUIRING FUND, AND THE TARGET COMPANY, ON BEHALF OF THE TARGET FUND

     If any of the conditions set forth below shall not have been satisfied on or before the Closing Date or shall not remain satisfied with respect to the Target Company, the Target Fund, the Acquiring Company or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

     8.1 This Agreement and the transactions contemplated herein, with respect to the Target Fund, shall have been approved by the requisite vote of the Target Fund shareholders as of the Shareholder Meeting Record Date in accordance with the provisions of the Target Company’s declaration of trust and bylaws, applicable Massachusetts law and the 1940 Act. Evidence of such approval shall have been delivered to the Acquiring Fund in such form as shall be reasonably acceptable to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Company, on behalf of the Acquiring Fund, nor the Target Company, on behalf of the Target Fund, may waive the condition set forth in this paragraph 8.1.

     8.2 The Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act.

     8.3 All third party consents and all consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state securities authorities, including any necessary “no-action” positions and exemptive orders from such federal authorities) in each case required to permit consummation of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order or permit would not reasonably be expected to have a material adverse effect on the assets or properties of the Acquiring Fund or the Target Fund, provided that any party hereto may waive any such conditions for itself.

     8.4 The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act. The registration statement of the Acquiring Fund on Form N-1A under the 1933 Act covering the sale of shares of the Acquiring Fund shall be effective.

     8.5 As of the Closing Date, there shall be no pending litigation brought by any person against the Target Fund, the Acquiring Fund, the Target Company or the Acquiring Company or any of the investment advisers, directors, trustees or officers of the foregoing, as applicable, arising out of, or seeking to prevent completion of the transactions contemplated by, this Agreement. Furthermore, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

     8.6 The Acquiring Company, on behalf of the Acquiring Fund, and the Target Company, on behalf of the Target Fund, each shall have received an opinion of Willkie Farr & Gallagher LLP, special United States tax counsel to the Acquiring Fund, and the Target Company, on behalf of the Target Fund, substantially to the effect that, based on certain facts, assumptions and representations of the parties, for federal income tax purposes:

     (a) the transfer of the Assets of the Target Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Stated Liabilities of the Target Fund followed by the distribution of Acquiring Fund Shares to the Target Fund Shareholders in complete dissolution and liquidation of the Target Fund, all pursuant to the Agreement, will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the Acquiring Fund and the Target Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

     (b) under Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Fund upon the receipt of the Assets of the Target Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Stated Liabilities of the Target Fund;

     (c) under Section 361 and 357(a) of the Code, no gain or loss will be recognized by the Target Fund upon the transfer of the Assets of the Target Fund to the Acquiring Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Stated Liabilities of the Target Fund or upon the distribution of Acquiring Fund Shares to Target Fund Shareholders in exchange for such shareholders’ shares of the Target Fund in liquidation of the Target Fund, except for any gain or loss that may be required to be recognized solely or as a result of the close of the Target Fund’s taxable year due to the Reorganization or as a result of the transfer of any stock in a passive foreign investment company as defined in Section 1297(a) of the Code;

     (d) under Section 354 of the Code, no gain or loss will be recognized by the Target Fund Shareholders upon the exchange of their Target Fund shares solely for Acquiring Fund Shares pursuant to the Reorganization;

     (e) under Section 358 of the Code, the aggregate tax basis of Acquiring Fund Shares received by each Target Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Target Fund shares exchanged therefor by such shareholder;

     (f) under Section 1223(1) of the Code, the holding period of Acquiring Fund Shares to be received by each Target Fund Shareholder pursuant to the Reorganization will include the period during which the Target Fund shares exchanged therefor were held by such shareholder, provided such Target Fund shares are held as capital assets at the time of the Reorganization;

     (g) under Section 362(b) of the Code, the tax basis of the Assets acquired by the Acquiring Fund will be the same as the tax basis of such Assets to the Target Fund immediately before the Reorganization, except for certain adjustments that may be required to be made solely as a result of the close of the Target Fund’s taxable year due to the Reorganization or as a result of gain recognized on the transfer of certain assets of the Target Fund; and

     (h) under Section 1223(2) of the Code, the holding period of the Assets in the hands of the Acquiring Fund will include the period during which those Assets were held by the Target Fund except for any assets which may be marked to market for U.S. federal income tax purposes on the termination of the Target Fund’s taxable year or on which gain was recognized upon the transfer to the Acquiring Fund.

     Such opinion shall be based on customary assumptions and such representations as Willkie Farr & Gallagher LLP may reasonably request, and each of the Target Fund and Acquiring Fund will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, neither the Acquiring Company, on behalf of the Acquiring Fund, nor the Target Company, on behalf of the Target Fund, may waive the conditions set forth in this paragraph 8.6.

     The Tax Opinion will not express an opinion as to the effect of the Reorganization on the Target Fund with respect to the recognition of any unrealized gain or loss for any Asset that is required to be marked to market for U.S. federal income tax purposes upon termination of the Target Fund’s taxable year or as a result of the transfer of certain assets of the Target Fund.

ARTICLE IX

EXPENSES

     The Target Fund and the Acquiring Fund (for purposes of this Article IX only, a “Fund”) will bear expenses incurred in connection with the Reorganization, including but not limited to, costs related to the preparation and distribution of materials distributed to each Fund’s Board of Trustees, The Reorganization expenses include, but are not limited to, costs and expenses (including legal fees) related to the preparation and distribution of materials to the Board, attending the Board meeting and preparing the minutes of the Board meeting, obtaining an opinion of counsel as to certain tax matters, the preparation of this Reorganization Agreement and the Registration Statement, fees of the Commission and any state securities commission, transfer agency fees, auditing fees associated with each Fund's financial statements, portfolio transfer taxes (if any), expenses relating to preparing, printing and mailing the Combined Prospectus/Proxy Statement included in the Registration Statement and any other proxy materials to be used in connection with the meeting of shareholders to consider the Reorganization, expenses incurred in connection with the solicitation of proxies to be voted at that meeting, and any other legal and auditing fees in connection with the foregoing, which expenses will be borne directly by the respective Fund incurring the expense or allocated among the Funds based upon methodology as appropriate, unless BlackRock Advisors, LLC or one of its affiliates has agreed to bear the expenses of a particular Fund pursuant to a separate arrangement between BlackRock Advisors, LLC and such Fund. Neither the Funds nor the investment adviser will pay any expenses of shareholders arising out of or in connection with the Reorganization.

ARTICLE X

ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

     10.1 The Acquiring Company, on behalf of the Acquiring Fund, and the Target Company, on behalf of the Target Fund, agree that no party has made to the other party any representation, warranty and/or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

     10.2 The representations and warranties of the parties hereto set forth in this Agreement shall not survive the consummation of the transactions contemplated herein.

ARTICLE XI

TERMINATION

     11.1 This Agreement may be terminated by the mutual agreement of the Acquiring Company on behalf of the Acquiring Fund the Target Company on behalf of the Target Fund. In addition, the Acquiring Company or the Target Company may at its option terminate this Agreement at or before the Closing Date due to:

      (a) a material breach by the other of any representation, warranty or agreement contained herein to be performed at or before the Closing Date, if not cured within 30 days; or

     (b) a condition herein expressed to be precedent to the obligations of the terminating party or both parties that has not been met if it reasonably appears that it will not or cannot be met.

     11.2 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of a party, or its Board of Trustees, or officers, as applicable, to the other party or its Board of Trustees. In the event of willful default, all remedies at law or in equity of the party adversely affected shall survive.

ARTICLE XII

AMENDMENTS

     This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the officers of the Acquiring Company and the Target Company as specifically authorized by their respective Board of Trustees provided, however, that, following the meeting of the Target Fund shareholders called by the Target Company pursuant to paragraph 4.1(r) of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Target Fund Shareholders under this Agreement to the detriment of such Target Fund Shareholders without their further approval.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

     13.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     13.3 This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

     13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     13.5 It is expressly agreed that the obligations of the Acquiring Fund or Target Fund hereunder shall not be binding upon any of the BlackRock FundsSM Trustees, shareholders, nominees, officers, agents or employees of BlackRock FundsSM personally, but shall bind only the property of the Acquiring Fund and Target Fund, as provided in BlackRock FundsSM declaration of trust and bylaws. Moreover, no series of BlackRock FundsSM other than the Target Fund shall be responsible for the obligations of the Target Fund hereunder, and all persons shall look only to the assets of the Target Fund to satisfy the obligations of the Target Fund hereunder. No series of BlackRock FundsSM other than the Acquiring Fund shall be responsible for the obligations of the Acquiring Fund hereunder, and all persons shall look only to the assets of the Acquiring Fund to satisfy the obligations of the Acquiring Fund hereunder. The execution and delivery of this Agreement have been authorized by the Board of Trustees of BlackRock FundsSM on behalf of the Acquiring Fund and the Target Fund and signed by authorized officers of the BlackRock FundsSM, acting as such. Neither the authorization by such Board of Trustees nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the BlackRock FundsSM as provided in the Acquiring Company’s declaration of trust.

ARTICLE XIV

NOTICES

     Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by FedEx or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the applicable party: to the Target Fund, 100 Bellevue Parkway, Wilmington, Delaware 19809, Attention: John M. Perlowski, Chief Executive Officer, or to the Acquiring Fund, 100 Bellevue Parkway, Wilmington, Delaware 19809, Attention: John M. Perlowski,, Chief Executive Officer, or to any other address that the Target Fund or the Acquiring Fund shall have last designated by notice to the other party.

     IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

BlackRock FundsSM, on behalf of its series, BlackRock Small/Mid-Cap Growth Portfolio

By:

Name:
Title:

BlackRock FundsSM, on behalf of its series, BlackRock Mid-Cap Growth Equity Portfolio

By:

Name:
Title:

BLACKROCK FUNDSSM
BlackRock Small/Mid-Cap Growth Portfolio
BlackRock Mid-Cap Growth Equity Portfolio

PART B

STATEMENT OF ADDITIONAL INFORMATION

[_______], 2011

     This Statement of Additional Information (the “SAI”) relates to the proposed reorganization (“Reorganization”) of the BlackRock Small/Mid-Cap Growth Portfolio (the “Target Fund”), a series of BlackRock FundsSM (the “Trust”), into the BlackRock Mid-Cap Growth Equity Portfolio (the “Acquiring Fund,” and together with the Target Fund, the “Funds”), a series of the Trust.

     This SAI contains information that may be of interest to shareholders of the Target Fund relating to the Reorganization, but which is not included in the Combined Prospectus/Proxy Statement dated [______], 2011 (the “Combined Prospectus/Proxy Statement”). As described in the Combined Prospectus/Proxy Statement, the Reorganization would involve the transfer of the assets of the Target Fund in exchange for the assumption of certain stated liabilities of the Target Fund and shares of the Acquiring Fund. The Target Fund will distribute the Acquiring Fund shares it receives to its shareholders in complete liquidation of the Target Fund.

     This SAI is not a prospectus, and should be read in conjunction with the Combined Prospectus/Proxy Statement. The Combined Prospectus/Proxy Statement has been filed with the Securities and Exchange Commission, and is available upon request and without charge by writing to the Acquiring Fund, 100 Bellevue Parkway, Wilmington, Delaware 19809, or by calling (800) 441-7762.

     Capitalized terms used in this SAI and not otherwise defined herein have the meanings given them in the Combined Prospectus/Proxy Statement.

*	The accompanying notes are an integral part of the pro forma condensed combined financial statements and schedule.

ADDITIONAL INFORMATION ABOUT
THE TARGET FUND AND THE ACQUIRING FUND

     For the Target Fund: Incorporates by reference the Annual Report to Shareholders for the fiscal year ended September 30, 2010, filed December 7, 2010 (SEC Accession No. 0001193125-10-275548), as filed with the Securities and Exchange Commission (the “SEC”).

     For the Acquiring Fund: Incorporates by reference the Statement of Additional Information included in the Registration Statement on Form N-1A of the Acquiring Fund dated January 28, 2010 as supplemented (SEC Accession No. 0000891092-11-000522) and the Annual Report for the fiscal year ended September, 2010, filed December 7, 2010 (SEC Accession No. 0001193125-10-275548), as filed with the SEC.

FINANCIAL STATEMENTS

     This SAI incorporates by reference (i) the Annual Report to Shareholders of the Target Fund for the fiscal year ended September 30, 2010; and (ii) the Annual Report to Shareholders of the Acquiring Fund for the fiscal year ended September 30, 2010, both of which have been filed with the SEC. Each of these reports contains historical financial information regarding the Funds. The financial statements therein, and, in the case of the Annual Reports, the reports of independent registered public accountants therein, are incorporated herein by reference.

     Pro forma condensed combined financial statements of the Target Fund and Acquiring Fund are provided on the following pages.

     The unaudited pro forma condensed combined schedule of investments and pro forma condensed combined statement of assets and liabilities reflect financial positions as if the Reorganization occurred on September 30, 2010. The unaudited pro forma condensed combined statement of operations reflects expenses for the twelve months ended September 30, 2010. The pro forma condensed combined financial statements give effect to the proposed exchange assets of the Target Fund in consideration for the assumption of certain stated liabilities of the Target Fund and shares of the Acquiring Fund, with the Acquiring Fund being the surviving entity in each case. Each proposed Reorganization will be accounted for as a tax-free reorganization in accordance with accounting principles generally accepted in the United States. The historical cost basis of the investments is carried over to the surviving entity. The Acquiring Fund anticipates it will dispose of or request the disposition of approximately 50% of the holdings of the target Fund in preparation for, or as a result of, the Reorganization. The portfolio managers will evaluate the portfolio of the Combined Fund on a continuing basis and the foregoing statement is subject to change. Nothing, however, will require either the Target Fund or the Combined Fund to dispose of holdings in the Target Fund portfolio if, in the reasonable judgment of the Board, on behalf of the Target Fund or the Combined Fund, or the investment adviser of the Target Fund, such disposition would adversely affect the tax-free nature of the Reorganization for federal income tax purposes.

Pro Forma Condensed Combined Schedule of Investments for
BlackRock Small/Mid-Cap Growth Portfolio and BlackRock Mid-Cap Growth Equity Portfolio
As of September 30, 2010 (Unaudited)
(Percentages shown are based on Combined Net Assets)

	BlackRock Small/Mid-Cap Growth Portfolio		BlackRock Mid-Cap Growth Equity Portfolio		BlackRock Mid-Cap Growth Equity Portfolio Pro Forma Combined
Common Stocks	Shares	Value	Shares	Value	Shares	Value
Aerospace & Defense — 3.3%
BE Aerospace, Inc.(a)	60,600	$1,836,786	149,900	$4,543,469	210,500	$6,380,255
Orbital Sciences Corp.(a)	95,200	1,456,560	—	—	95,200	1,456,560
Precision Castparts Corp.	—	—	29,000	3,693,150	29,000	3,693,150

		3,293,346		8,236,619		11,529,965

Air Freight & Logistics — 0.9%
Atlas Air Worldwide Holdings, Inc.(a)	44,700	2,248,410	—	—	44,700	2,248,410
Forward Air Corp.	33,303	865,878	—	—	33,303	865,878

		3,114,288		—		3,114,288

Airlines — 1.5%
Alaska Air Group, Inc.(a)	28,200	1,439,046	—	—	28,200	1,439,046
Delta Air Lines, Inc.(a)	72,600	845,064	267,000	3,107,880	339,600	3,952,944

		2,284,110		3,107,880		5,391,990

Auto Components — 1.6%
Lear Corp.(a)	19,000	1,499,670	51,000	4,025,430	70,000	5,525,100

Beverages — 0.4%
Heckmann Corp.(a)	399,600	1,558,440	—	—	399,600	1,558,440

Biotechnology — 4.0%
BioMarin Pharmaceutical, Inc.(a)	33,200	742,020	—	—	33,200	742,020
Biospecifics Technologies Corp.(a)	45,000	1,211,400	—	—	45,000	1,211,400
Celgene Corp.(a)	—	—	30,500	1,757,105	30,500	1,757,105
Cubist Pharmaceuticals, Inc.(a)	87,100	2,037,269	—	—	87,100	2,037,269
Dendreon Corp.(a)(b)	—	—	48,600	2,001,348	48,600	2,001,348
Gentium SpA - ADR(a)	78,255	554,828	—	—	78,255	554,828
Genzyme Corp.(a)	—	—	21,100	1,493,669	21,100	1,493,669
Human Genome Sciences, Inc.(a)	52,900	1,575,891	88,500	2,636,415	141,400	4,212,306
Pharmasset, Inc.(a)	2,120	62,423	—	—	2,120	62,423

		6,183,831		7,888,537		14,072,368

Building Products — 0.3%
Griffon Corp.(a)	84,700	1,032,493	—	—	84,700	1,032,493

Capital Markets — 1.9%
Greenhill & Co., Inc.	—	—	29,600	2,347,872	29,600	2,347,872
Och-Ziff Capital Management Group LLC - Class A	127,000	1,892,300	179,121	2,668,903	306,121	4,561,203

		1,892,300		5,016,775		6,909,075

Chemicals — 4.3%
Agrium, Inc.	23,100	1,732,269	54,300	4,071,957	77,400	5,804,226
Ashland, Inc.	—	—	26,300	1,282,651	26,300	1,282,651
Celanese Corp. - Series A	70,000	2,247,000	127,000	4,076,700	197,000	6,323,700
Georgia Gulf Corp.(a)	60,100	982,034	—	—	60,100	982,034
Solutia, Inc.(a)	49,600	794,592	—	—	49,600	794,592

		5,755,895		9,431,308		15,187,203

Commercial Banks — 0.7%
SVB Financial Group(a)	30,900	1,307,688	27,400	1,159,568	58,300	2,467,256

Pro Forma Condensed Combined Schedule of Investments for
BlackRock Small/Mid-Cap Growth Portfolio and BlackRock Mid-Cap Growth Equity Portfolio
As of September 30, 2010 (Unaudited)
(Percentages shown are based on Combined Net Assets)

	BlackRock Small/Mid-Cap Growth Portfolio		BlackRock Mid-Cap Growth Equity Portfolio		BlackRock Mid-Cap Growth Equity Portfolio Pro Forma Combined
Common Stocks	Shares	Value	Shares	Value	Shares	Value
Commercial Services & Supplies — 0.8%
Clean Harbors, Inc.(a)	19,800	$1,341,450	—	$—	19,800	$1,341,450
SYKES Enterprises, Inc.(a)	118,684	1,611,729	—	—	118,684	1,611,729

		2,953,179		—		2,953,179

Communications Equipment — 1.4%
Harris Corp.(b)	—	—	52,281	2,315,525	52,281	2,315,525
Polycom, Inc.(a)	—	—	56,600	1,544,048	56,600	1,544,048
Riverbed Technology, Inc.(a)	—	—	27,500	1,253,450	27,500	1,253,450

		—		5,113,023		5,113,023

Computers & Peripherals — 1.5%
NetApp, Inc.(a)	—	—	51,500	2,564,185	51,500	2,564,185
Western Digital Corp.(a)	—	—	97,600	2,770,864	97,600	2,770,864

		—		5,335,049		5,335,049

Construction & Engineering — 3.5%
Chicago Bridge & Iron Co. NV(a)	73,400	1,794,630	—	—	73,400	1,794,630
Fluor Corp.	28,700	1,421,511	80,900	4,006,977	109,600	5,428,488
Quanta Services, Inc.(a)	89,600	1,709,568	187,300	3,573,684	276,900	5,283,252

		4,925,709		7,580,661		12,506,370

Consumer Finance — 0.6%
Dollar Financial Corp.(a)	93,899	1,959,672	—	—	93,899	1,959,672

Containers & Packaging — 1.1%
Owens-Illinois, Inc.(a)	64,300	1,804,258	75,800	2,126,948	140,100	3,931,206

Diversified Consumer Services — 1.0%
DeVry, Inc.	—	—	44,300	2,180,003	44,300	2,180,003
Grand Canyon Education, Inc.(a)	69,300	1,519,749	—	—	69,300	1,519,749

		1,519,749		2,180,003		3,699,752

Diversified Financial Services — 1.8%
CME Group, Inc.	—	—	11,400	2,969,130	11,400	2,969,130
MSCI, Inc. - Class A(a)	43,900	1,457,919	57,700	1,916,217	101,600	3,374,136

		1,457,919		4,885,347		6,343,266

Diversified Telecommunication Services — 0.5%
Cbeyond, Inc.(a)	138,600	1,778,238	—	—	138,600	1,778,238

Electrical Equipment — 1.9%
AMETEK, Inc.	46,300	2,211,751	91,500	4,370,955	137,800	6,582,706

Electronic Equipment, Instruments & Components — 1.1%
Amphenol Corp. - Class A	—	—	82,800	4,055,544	82,800	4,055,544

Energy Equipment & Services — 1.9%
Noble Corp.	—	—	51,400	1,736,806	51,400	1,736,806
Superior Energy Services, Inc.(a)	64,100	1,710,829	123,700	3,301,553	187,800	5,012,382

		1,710,829		5,038,359		6,749,188

Food & Staples Retailing — 0.8%
Safeway, Inc.	—	—	137,600	2,911,616	137,600	2,911,616

Food Products — 0.5%
Diamond Foods, Inc.	44,400	1,819,956	—	—	44,400	1,819,956

Pro Forma Condensed Combined Schedule of Investments for
BlackRock Small/Mid-Cap Growth Portfolio and BlackRock Mid-Cap Growth Equity Portfolio
As of September 30, 2010 (Unaudited)
(Percentages shown are based on Combined Net Assets)

	BlackRock Small/Mid-Cap Growth Portfolio		BlackRock Mid-Cap Growth Equity Portfolio		BlackRock Mid-Cap Growth Equity Portfolio Pro Forma Combined
Common Stocks	Shares	Value	Shares	Value	Shares	Value
Health Care Equipment & Supplies — 4.4%
Alere, Inc.(a)	—	$—	96,800	$2,994,024	96,800	$2,994,024
Arthrocare Corp.(a)	38,000	1,032,840	—	—	38,000	1,032,840
CareFusion Corp.(a)	—	—	47,200	1,172,448	47,200	1,172,448
Conceptus, Inc.(a)	110,100	1,513,875	—	—	110,100	1,513,875
Gen-Probe, Inc.(a)	27,800	1,347,188	46,300	2,243,698	74,100	3,590,886
Hologic, Inc.(a)	—	—	176,700	2,828,967	176,700	2,828,967
Merit Medical Systems, Inc.(a)	37,100	589,519	—	—	37,100	589,519
SonoSite, Inc.(a)	56,678	1,899,280	—	—	56,678	1,899,280

		6,382,702		9,239,137		15,621,839

Health Care Providers & Services — 4.6%
Aetna, Inc.	34,300	1,084,223	101,300	3,202,093	135,600	4,286,316
HealthSouth Corp.(a)	64,900	1,246,080	—	—	64,900	1,246,080
Lincare Holdings, Inc.	122,050	3,062,235	213,650	5,360,478	335,700	8,422,713
MEDNAX, Inc.(a)	—	—	44,900	2,393,170	44,900	2,393,170

		5,392,538		10,955,741		16,348,279

Hotels, Restaurants & Leisure — 3.4%
Darden Restaurants, Inc.	—	—	59,700	2,553,966	59,700	2,553,966
International Game Technology	79,300	1,145,885	—	—	79,300	1,145,885
Jack in the Box, Inc.(a)	48,000	1,029,120	—	—	48,000	1,029,120
MGM Resorts International(a)(b)	—	—	92,000	1,037,760	92,000	1,037,760
Scientific Games Corp. - Class A(a)	237,600	2,304,720	396,800	3,848,960	634,400	6,153,680

		4,479,725		7,440,686		11,920,411

Household Durables — 1.3%
Libbey, Inc.(a)	29,900	393,783	—	—	29,900	393,783
Newell Rubbermaid, Inc.	—	—	142,000	2,529,020	142,000	2,529,020
Stanley Black & Decker, Inc.	—	—	28,800	1,764,864	28,800	1,764,864

		393,783		4,293,884		4,687,667

Household Products — 0.2%
Church & Dwight Co., Inc.	—	—	8,900	577,966	8,900	577,966

Insurance — 0.5%
Aspen Insurance Holdings Ltd.	56,300	1,704,764	—	—	56,300	1,704,764

Internet Software & Services — 0.7%
Akamai Technologies, Inc.(a)	—	—	22,200	1,113,996	22,200	1,113,996
NIC, Inc.	141,700	1,174,693	—	—	141,700	1,174,693

		1,174,693		1,113,996		2,288,689

IT Services — 8.3%
Alliance Data Systems Corp.(a)(b)	30,100	1,964,326	79,600	5,194,696	109,700	7,159,022
Amdocs Ltd.(a)	48,075	1,377,830	147,300	4,221,618	195,375	5,599,448
ExlService Holdings, Inc.(a)	172,023	3,345,847	—	—	172,023	3,345,847
Gartner, Inc.(a)	45,200	1,330,688	110,500	3,253,120	155,700	4,583,808
Genpact Ltd.(a)	—	—	169,500	3,005,235	169,500	3,005,235
Global Cash Access Holdings, Inc.(a)	221,500	903,720	—	—	221,500	903,720
Lender Processing Services, Inc.	—	—	98,200	3,263,186	98,200	3,263,186
RightNow Technologies, Inc.(a)	82,200	1,619,340	—	—	82,200	1,619,340

		10,541,751		18,937,855		29,479,606

Leisure Equipment & Products — 0.0%
Jakks Pacific, Inc.(a)	2,000	35,280	—	—	2,000	35,280

Pro Forma Condensed Combined Schedule of Investments for
BlackRock Small/Mid-Cap Growth Portfolio and BlackRock Mid-Cap Growth Equity Portfolio
As of September 30, 2010 (Unaudited)
(Percentages shown are based on Combined Net Assets)

	BlackRock Small/Mid-Cap Growth Portfolio		BlackRock Mid-Cap Growth Equity Portfolio		BlackRock Mid-Cap Growth Equity Portfolio Pro Forma Combined
Common Stocks	Shares	Value	Shares	Value	Shares	Value
Life Sciences Tools & Services — 2.5%
Bruker Corp.(a)	36,800	$516,304	83,500	$1,171,505	120,300	$1,687,809
ICON Plc - ADR(a)	90,300	1,952,286	—	—	90,300	1,952,286
Sequenom, Inc.(a)	87,900	616,179	—	—	87,900	616,179
Thermo Fisher Scientific, Inc.(a)	14,600	699,048	83,400	3,993,192	98,000	4,692,240

		3,783,817		5,164,697		8,948,514

Machinery — 0.6%
Joy Global, Inc.	—	—	31,800	2,236,176	31,800	2,236,176

Media — 2.8%
CKX, Inc.(a)	533,700	2,615,130	312,700	1,532,230	846,400	4,147,360
DreamWorks Animation SKG, Inc. - Class A(a)	40,032	1,277,421	102,400	3,267,584	142,432	4,545,005
The Interpublic Group of Cos., Inc.(a)	—	—	116,700	1,170,501	116,700	1,170,501
Valassis Communications, Inc.(a)	3,800	128,782	—	—	3,800	128,782

		4,021,333		5,970,315		9,991,648

Metals & Mining — 0.9%
Century Aluminum Co.(a)(b)	100,300	1,320,951	147,757	1,945,960	248,057	3,266,911

Multiline Retail — 0.5%
Nordstrom, Inc.	—	—	47,000	1,748,400	47,000	1,748,400

Oil, Gas & Consumable Fuels — 3.1%
CONSOL Energy, Inc.	—	—	81,500	3,012,240	81,500	3,012,240
Energy XXI Bermuda Ltd.(a)	78,875	1,822,801	—	—	78,875	1,822,801
Massey Energy Co.	58,500	1,814,670	—	—	58,500	1,814,670
Plains Exploration & Production Co.(a)	36,200	965,454	92,500	2,466,975	128,700	3,432,429
Ultra Petroleum Corp.(a)	—	—	22,400	940,352	22,400	940,352

		4,602,925		6,419,567		11,022,492

Personal Products — 1.0%
Avon Products, Inc.	—	—	108,400	3,480,724	108,400	3,480,724

Pharmaceuticals — 2.2%
Jazz Pharmaceuticals, Inc.(a)	116,400	1,248,972	—	—	116,400	1,248,972
King Pharmaceuticals, Inc.(a)	103,900	1,034,844	294,800	2,936,208	398,700	3,971,052
Mylan, Inc.(a)	—	—	60,400	1,136,124	60,400	1,136,124
Shire Plc - ADR	—	—	24,256	1,631,944	24,256	1,631,944

		2,283,816		5,704,276		7,988,092

Professional Services — 3.8%
The Corporate Executive Board Co.	33,200	1,047,792	—	—	33,200	1,047,792
Heidrick & Struggles International, Inc.	25,700	500,636	—	—	25,700	500,636
IHS, Inc. - Class A(a)	—	—	37,900	2,577,200	37,900	2,577,200
Manpower, Inc.	24,700	1,289,340	55,700	2,907,540	80,400	4,196,880
Robert Half International, Inc.(b)	52,400	1,362,400	45,300	1,177,800	97,700	2,540,200
Verisk Analytics, Inc. - Class A(a)	34,800	974,748	63,100	1,767,431	97,900	2,742,179

		5,174,916		8,429,971		13,604,887

Real Estate Investment Trusts (REITs) — 0.5%
Chimera Investment Corp.	—	—	439,000	1,734,050	439,000	1,734,050

Pro Forma Condensed Combined Schedule of Investments for
BlackRock Small/Mid-Cap Growth Portfolio and BlackRock Mid-Cap Growth Equity Portfolio
As of September 30, 2010 (Unaudited)
(Percentages shown are based on Combined Net Assets)

	BlackRock Small/Mid-Cap Growth Portfolio		BlackRock Mid-Cap Growth Equity Portfolio		BlackRock Mid-Cap Growth Equity Portfolio Pro Forma Combined
Common Stocks	Shares	Value	Shares	Value	Shares	Value
Semiconductors & Semiconductor Equipment — 5.6%
Avago Technologies Ltd.(a)	—	$—	57,900	$1,303,329	57,900	$1,303,329
Broadcom Corp. - Class A	—	—	113,200	4,006,148	113,200	4,006,148
Entegris, Inc.(a)	252,800	1,180,576	—	—	252,800	1,180,576
GT Solar International, Inc.(a)	100,500	841,185	—	—	100,500	841,185
Lam Research Corp.(a)	—	—	57,000	2,385,450	57,000	2,385,450
Marvell Technology Group Ltd.(a)	—	—	63,700	1,115,387	63,700	1,115,387
NetLogic Microsystems, Inc.(a)	59,200	1,632,736	106,167	2,928,086	165,367	4,560,822
PMC-Sierra, Inc.(a)	—	—	310,300	2,283,808	310,300	2,283,808
Semtech Corp.(a)	70,100	1,415,319	—	—	70,100	1,415,319
Silicon Laboratories, Inc.(a)	23,600	864,940	—	—	23,600	864,940

		5,934,756		14,022,208		19,956,964

Software — 6.5%
Activision Blizzard, Inc.	58,000	627,560	106,600	1,153,412	164,600	1,780,972
Blackboard, Inc.(a)(b)	43,900	1,582,156	—	—	43,900	1,582,156
Intuit, Inc.(a)	—	—	75,200	3,294,512	75,200	3,294,512
MICROS Systems, Inc.(a)	—	—	67,700	2,865,741	67,700	2,865,741
Rovi Corp.(a)	32,700	1,648,407	56,900	2,868,329	89,600	4,516,736
Salesforce.com, Inc.(a)	—	—	23,100	2,582,580	23,100	2,582,580
Taleo Corp. - Class A(a)	47,900	1,388,621	—	—	47,900	1,388,621
TiVo, Inc.(a)	231,400	2,096,484	335,800	3,042,348	567,200	5,138,832

		7,343,228		15,806,922		23,150,150

Specialty Retail — 4.6%
Abercrombie & Fitch Co. - Class A	—	—	46,400	1,824,448	46,400	1,824,448
American Eagle Outfitters, Inc.	—	—	123,700	1,850,552	123,700	1,850,552
The Children’s Place Retail Stores, Inc.(a)	41,000	1,999,570	—	—	41,000	1,999,570
Express, Inc.(a)	67,700	1,029,717	145,400	2,211,534	213,100	3,241,251
GameStop Corp. - Class A(a)(b)	69,766	1,375,088	154,700	3,049,137	224,466	4,424,225
Limited Brands, Inc.	—	—	84,900	2,273,622	84,900	2,273,622
Lumber Liquidators Holdings, Inc.(a)	27,200	668,304	—	—	27,200	668,304

		5,072,679		11,209,293		16,281,972

Textiles, Apparel & Luxury Goods — 3.2%
Coach, Inc.	31,300	1,344,648	51,200	2,199,552	82,500	3,544,200
Deckers Outdoor Corp.(a)	7,600	379,696	—	—	7,600	379,696
G-III Apparel Group Ltd.(a)	29,800	935,124	—	—	29,800	935,124
Phillips-Van Heusen Corp.	35,200	2,117,632	71,800	4,319,488	107,000	6,437,120

		4,777,100		6,519,040		11,296,140

Thrifts & Mortgage Finance — 0.5%
People’s United Financial, Inc.	—	—	123,200	1,612,688	123,200	1,612,688

Pro Forma Condensed Combined Schedule of Investments for
BlackRock Small/Mid-Cap Growth Portfolio and BlackRock Mid-Cap Growth Equity Portfolio
As of September 30, 2010 (Unaudited)
(Percentages shown are based on Combined Net Assets)

	BlackRock Small/Mid-Cap Growth Portfolio		BlackRock Mid-Cap Growth Equity Portfolio		BlackRock Mid-Cap Growth Equity Portfolio Pro Forma Combined
Common Stocks	Shares	Value	Shares	Value	Shares	Value
Total Long-Term Investments
(Cost — $323,875,271) — 99.0%		$124,484,078		$227,027,174		$351,511,252

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.23%(c)(d)	2,016,440	2,016,440	2,694,176	2,694,176	4,710,616	4,710,616

	Beneficial Interest (000)		Beneficial Interest (000)		Beneficial Interest (000)
BlackRock Liquidity Series, LLC Money Market Series, 0.36%(c)(d)(e)	$5,421	5,421,000	$12,392	12,392,250	$17,813	17,813,250

Total Short-Term Securities (Cost — $22,523,866) — 6.3%		7,437,440		15,086,426		22,523,866

Total Investments (Cost — $346,399,137*) — 105.3%		131,921,518		242,113,600		374,035,118
Liabilities in Excess of Other Assets — (5.3)%		(6,886,738)		(11,935,888)		(18,941,163	)(f)

Net Assets — 100.0%		$125,034,780		$230,177,712		$355,093,955

* The cost and unrealized appreciation (depreciation) of investments as of September 30, 2010, as computed for federal income tax purposes, were as follows:

Aggregate cost						$476,638,851

Gross unrealized appreciation						$69,944,656
Gross unrealized depreciation						(40,626,871)

Net unrealized appreciation						$29,317,785

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	Investments in companies considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at September 30, 2009	Net Activity	Shares/ Beneficial Interest Held at September 30, 2010	Realized Gain	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	4,749,350	(38,734)	4,710,616	$38	$10,265
BlackRock Liquidity Series, LLC Money Market Series	17,770,352	42,898	17,813,250	—	$31,768

(d)	Represents the current yield as of report date.

(e)	Security was purchased with the cash collateral from loaned securities.

(f)	Reflects the distribution of undistributed net investment income of $27,037 attributable to BlackRock Small/Mid-Cap Growth Portfolio and $91,500 reorganization cost attributable to BlackRock Mid-Cap Growth Equity Portfolio.

See Notes to Condensed Combined Financial Statements.

Portfolio Abbreviation

ADR American Depositary Receipts

Pro Forma Condensed Combined Statement of Assets and Liabilities for
BlackRock Small/Mid-Cap Growth Portfolio and BlackRock Mid-Cap Growth Equity Portfolio
as of September 30, 2010 (Unaudited)

		BlackRock Small/Mid-Cap Growth Portfolio	BlackRock Mid-Cap Growth Equity Portfolio	Pro Forma Adjustments	BlackRock Mid-Cap Growth Equity Portfolio Pro Forma Combined

Assets:
	Investments at value - unaffiliated[1,2]	$124,484,078	$227,027,174		$351,511,252
	Investments at value - affiliated[3]	7,437,440	15,086,426		22,523,866
	Investments sold receivable	2,397,862	3,253,694		5,651,556
	Dividends receivable	24,834	136,177		161,011
	Capital shares sold receivable	126,719	125,776		252,495
	Securities lending income receivable - affiliated	1,285	4,225		5,510
	Receivable from advisor	23,010	2,510		25,520
	Dividends receivable - affiliated	258	1,014		1,272
	Prepaid expenses	26,896	27,800		54,696

	Total Assets	134,522,382	245,664,796	—	380,187,178

Liabilities:
	Collateral on securities loaned at value	5,421,000	12,392,250			$17,813,250
	Investments purchased payable	1,970,601	2,253,434			4,224,035
	Investment advisory fees payable	156,311	316,105			472,416
	Income dividends payable	—	—	27,037	(6)	27,037
	Reorganization expenses	—	—	91,500	(7)	91,500
	Capital shares redeemed payable	1,716,702	225,899			1,942,601
	Service and distribution fees payable	31,013	55,227			86,240
	Other affiliates payable	15,056	35,633			50,689
	Officer's and Trustees' fees payable	1,484	2,001			3,485
	Other accrued expenses payable	175,435	206,535			381,970

	Total liabilities	9,487,602	15,487,084	118,537		25,093,223

Net Assets:		$125,034,780	$230,177,712	$(118,537)		$355,093,955

Net Assets	Paid-in capital	$141,912,855	$248,306,968	(91,500	)(7)	$390,128,323
Consist of:	Undistributed net investment income	27,037	66,914	(27,037	)(6)	66,914
	Accumulated net realized loss	(21,903,393)	(40,833,870)			(62,737,263)
	Net unrealized appreciation/depreciation	4,998,281	22,637,700			27,635,981

	Net Assets	$125,034,780	$230,177,712	$(118,537)		$355,093,955

	[1] Investments at cost - unaffiliated	$119,485,797	$204,389,474			$323,875,271
	[2] Securities loaned at value	$5,298,470	$11,944,778			$17,243,248
	[3] Investments at cost - affiliated	$7,437,440	$15,086,426			$22,523,866

Pro Forma Condensed Combined Statement of Assets and Liabilities for
BlackRock Small/Mid-Cap Growth Portfolio and BlackRock Mid-Cap Growth Equity Portfolio
as of September 30, 2010 (Unaudited)

		BlackRock Small/Mid-Cap Growth Portfolio	BlackRock Mid-Cap Growth Equity Portfolio	Pro Forma Adjustments		BlackRock Mid-Cap Growth Equity Portfolio Pro Forma Combined[4]

Net Asset	Institutional
Value:	Net assets	$12,674,848	$24,420,939	$(36,745	)(6)(7)	$37,059,042
	Shares outstanding[4]	1,115,027	2,184,193	15,317	(5)	3,314,537
	Net asset value	$11.37	$11.18			$11.18

	Service
	Net assets		$330,237	$(131	)(6)(7)	$330,106
	Shares outstanding[4]		31,140			31,140
	Net asset value		$10.60			$10.60

	Investor A
	Net assets	$97,713,344	$180,501,383	$(71,753	)(6)(7)	$278,142,974
	Shares outstanding[4]	9,248,561	17,583,321	263,074	(5)	27,094,956
	Net asset value	$10.57	$10.27			$10.27

	Investor B
	Net assets	$4,289,184	$8,209,206	$(3,263	)(6)(7)	$12,495,127
	Shares outstanding[4]	482,185	906,913	(8,697	)(5)	1,380,401
	Net asset value	$8.90	$9.05			$9.05

	Investor C
	Net assets	$7,596,993	$12,577,583	$(5,000	)(6)(7)	$20,169,576
	Shares outstanding[4]	852,983	1,389,193	(14,448	)(5)	2,227,728
	Net asset value	$8.91	$9.05			$9.05

	Class R
	Net assets	$2,760,411	$4,138,364	$(1,645	)(6)(7)	$6,897,130
	Shares outstanding[4]	264,933	403,719	4,199	(5)	672,851
	Net asset value	$10.42	$10.25			$10.25

4 Unlimited number of shares authorized, $0.001 par value.

5 Reflects the capitalization adjustments giving the effect of the transfer of shares of the BlackRock Small/Mid-Cap Growth Portfolio which the BlackRock Mid-Cap Growth Equity Portfolio's shareholders will receive as if the Reorganization had taken place on September 30, 2010. The foregoing should not be relied upon to reflect the number of shares of the BlackRock Mid-Cap Growth Equity Portfolio.

6 Reflects the distribution of undistributed net investment income of $27,037 attributable to BlackRock Mid-Cap Growth Equity Portfolio.

7 Reflects the charge for estimated reorganization expenses of $91,500 attributable to the BlackRock Small/Mid-Cap Growth Equity Portfolio.

See Notes to Condensed Combined Financial Statements.

Pro Forma Condensed Combined Statement of Operations
For BlackRock Small/Mid-Cap Growth Portfolio and BlackRock Mid-Cap Growth Equity Portfolio
For the Twelve Months Ended September 30, 2010 (Unaudited)

		BlackRock Small/Mid-Cap Growth Portfolio	BlackRock Mid-Cap Growth Equity Portfolio	Pro Forma Adjustments		BlackRock Mid-Cap Growth Equity Portfolio Pro Forma Combined[1]

Investment	Dividends	$727,023	$2,498,838			$3,225,861
Income:	Foreign taxes withheld	(2,621)	(4,547)			(7,168)
	Securities lending - affiliated	8,772	22,996			31,768
	Dividends - affiliated	3,784	6,481			10,265

	Total income	736,958	2,523,768			3,260,726

Expenses:	Investment advisory	1,018,746	1,888,224	$67,916	(2)	2,974,886
	Service - Investor A	268,549	457,900	—		726,449
	Service and distribution - Investor B	54,339	99,844	—		154,183
	Service and distribution - Investor C	82,527	127,818	—		210,345
	Service and distribution - Class R	13,926	14,312	—		28,238
	Service and distribution - Service	—	812	—		812
	Transfer agent - Institutional	40,776	40,131	—		80,907
	Transfer agent - Investor A	338,100	581,469	—		919,569
	Transfer agent - Investor B	24,245	49,871	—		74,116
	Transfer agent - Investor C	31,204	41,160	—		72,364
	Transfer agent - Class R	12,868	14,010	—		26,878
	Transfer agent - Service	—	1,350	—		1,350
	Administration - fund level	101,875	177,021	(1	)(3)	278,895
	Printing	20,076	35,195	(4,213	)(4)	51,058
	Administration - Institutional	2,903	6,479	(2	)(3)	9,380
	Administration - Investor A	26,932	46,031	(39	)(3)	72,924
	Administration - Investor B	1,374	2,520	(5	)(3)	3,889
	Administration - Investor C	2,077	3,206	(5	)(3)	5,278
	Administration - Class R	695	714	—		1,409
	Administration - Service	—	84	—		84
	Custodian	21,867	19,033	(15,659	)(4)	25,241
	Professional	69,316	49,825	(25,025	)(4)	94,116
	Registration	54,764	64,057	(54,764	)(4)	64,057
	Officer and Directors	5,255	7,496	(2,315	)(4)	10,436
	Miscellaneous	15,701	18,822	(10,745	)(4)	23,778
	Recoupment of past waived fees - class specific	14,176	73,536	(87,712	)(5)	—

	Total expenses	2,222,291	3,820,920	(132,569)		5,910,642

Pro Forma Condensed Combined Statement of Operations
For BlackRock Small/Mid-Cap Growth Portfolio and BlackRock Mid-Cap Growth Equity Portfolio
For the Twelve Months Ended September 30, 2010 (Unaudited)

		BlackRock Small/Mid-Cap Growth Portfolio	BlackRock Mid-Cap Growth Equity Portfolio	Pro Forma Adjustments		BlackRock Mid-Cap Growth Equity Portfolio Pro Forma Combined[1]

	Less fees waived by advisor	$(4,725)	$(2,680)	$2,943	(5)	$(4,462)
	Less administration fees waived - Institutional	(1,103)	—	(8,277	)(5)	(9,380)
	Less administration fees waived - Investor A	(26,932)	—	(45,992)	)(5)	(72,924)
	Less administration fees waived - Investor B	(1,319)	(1,410)	(1,160	)(5)	(3,889)
	Less administration fees waived - Investor C	(2,077)	—	(3,201	)(5)	(5,278)
	Less administration fees waived - Class R	(695)	(714)	—		(1,409)
	Less administration fees waived - Service	—	(70)	(14	)(5)	(84)
	Less transfer agent fees waived - Institutional	(140)	—	(562	)(5)	(702)
	Less transfer agent fees waived - Investor A	(6,623)	—	(30,786	)(5)	(37,409)
	Less transfer agent fees waived - Investor B	(436)	(1,189)	(241	)(5)	(1,866)
	Less transfer agent fees waived - Investor C	(668)	—	(1,253	)(5)	(1,921)
	Less transfer agent fees waived - Class R	(34)	(45)	—		(79)
	Less transfer agent fees waived - Service	—	(14)	(7	)(5)	(21)
	Less transfer agent fees reimbursed - Institutional	(39,282)	—	19,886	(5)	(19,396)
	Less transfer agent fees reimbursed - Investor A	(135,865)	—	(177,750	)(5)	(313,615)
	Less transfer agent fees reimbursed - Investor B	(12,455)	(7,168)	(17,991	)(5)	(37,614)
	Less transfer agent fees reimbursed - Investor C	(13,390)	—	(11,106	)(5)	(24,496)
	Less transfer agent fees reimbursed - Class R	(6,723)	(8,476)	(150	)(5)	(15,349)
	Less transfer agent fees reimbursed - Service	—	(80)	54	(5)	(26)
	Lees fees paid indirectly	(299)	(1,092)	—		(1,391)

	Total expenses after fees waived, reimbursed and paid indirectly	1,969,525	3,797,982	(408,176)		5,359,331

	Net investment income (loss)	(1,232,567)	(1,274,214)	408,176		(2,098,605)

Realized and	Net realized gain from:
Unrealized	Investments	18,476,392	19,761,976			38,238,368
Gain (Loss):	Litigation Proceeds	14,572	1,240,342			1,254,914

		18,490,964	21,002,318	—		39,493,282

	Net change in unrealized appreciation/depreciation on:
	Investments	(10,916,098)	(974,469)			(11,890,567)

	Total realized and unrealized gain	7,574,866	20,027,849	—		27,602,715

	Net Increase in Net Assets Resulting from Operations	$6,342,299	$18,753,635	$408,176		$25,504,110

1 This Pro Forma Condensed Combined Statement of Operations excludes non-recurring aggregate estimated Reorganization expense of $91,500 attributable to the BlackRock Small/Mid-Cap Growth Portfolio.

2 Reflects adjustments due to contractual advisory agreement of BlackRock Mid-Cap Growth Equity Portfolio.

3 Reflects adjustments due to contractual administration agreement of BlackRock Mid-Cap Growth Equity Portfolio.

4 Reflects the anticipated savings as a result of the Reorganization through consolidation of custody, legal and other services.

5 Reflects adjustments due to the expense limitation agreement of BlackRock Mid-Cap Growth Equity Portfolio currently in effect and changes that will be in effect upon completion of the Reorganization.

See Notes to Condensed Combined Financial Statements

Notes to Pro Forma Condensed Combined Financial Statements as of September 30, 2010 (Unaudited)

NOTE 1 — Basis of Combination:

     The Board of Trustees (the “Board”) of the BlackRock Funds (the “Trust”) on behalf of it portfolios, BlackRock Mid-Cap Growth Equity Portfolio and BlackRock Small/Mid-Cap Growth Portfolio (collectively, the “Funds”), at a meeting held on March 14, 2011, approved the Funds entering into an Agreement and Plan of Reorganization (the “Plan”) pursuant to which the BlackRock Small/Mid-Cap Growth Portfolio will transfer all of its assets, subject to its liabilities, to the BlackRock Mid-Cap Growth Equity Portfolio, in exchange for the shares of the BlackRock Mid-Cap Growth Equity Portfolio equal in value to the net assets of the BlackRock Small/Mid-Cap Growth Portfolio (the “Reorganization”). If the Reorganization is consummated, shares of the BlackRock Mid-Cap Growth Equity Portfolio then will be distributed to BlackRock Small/Mid-Cap Growth Portfolio’s shareholders on a pro rata basis in liquidation of BlackRock Small/Mid-Cap Growth Portfolio.

     The Reorganization will be accounted for as a tax-free merger of investments companies. The unaudited pro forma condensed combined schedule of investments and condensed combined statement of assets and liabilities reflect the financial position of the Funds as though the merger had been effected on September 30, 2010. The unaudited pro forma condensed combined statement of operations reflects the results of operations of the Funds for the twelve months ended September 30, 2010. These statements have been derived from the books and records of the Funds utilized in calculating daily net asset values at the dates indicated above in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates. As of September 30, 2010, all the securities held by the BlackRock Small/Mid-Cap Growth Portfolio comply with the compliance guidelines and/or investment restrictions of BlackRock Mid-Cap Growth Equity Portfolio. The historical cost of investment securities will be carried forward to the surviving legal entity.

     The historical financial statements of the Funds included or incorporated by reference in their respective prospectuses should be read in conjunction with the accompanying pro forma condensed combined financial statements. Such pro forma condensed combined financial statements are presented for information purposes only and may not necessarily be representative of what the actual combined financial statements would have been had the Reorganization occurred on September 30, 2010. Following the Reorganization, BlackRock Mid-Cap Growth Equity Portfolio will be the legal survivor.

     If the Reorganization is completed, BlackRock Mid-Cap Growth Equity Portfolio shareholders will bear their share of the costs of the Reorganization while BlackRock Advisors, LLC and its affiliates will bear the costs of BlackRock Small/Mid-Cap Growth Portfolio. The estimated expenses of the Reorganization attributable to each Fund are as follows:

Estimated Reorganization Expenses
BlackRock Mid-Cap Growth Equity Portfolio	BlackRock Small/Mid-Cap Growth Portfolio
$91,500	$149,902

NOTE 2 — BlackRock Mid-Cap Growth Equity Portfolio and BlackRock Small/Mid-Cap Growth Portfolio Valuation:

     The Funds fair value their financial instruments at market value using independent dealers or pricing services under policies approved by the Board. Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Investments in open-end investment companies are valued at net asset value each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value. The Funds value their investments in the Money Market Series of BlackRock Liquidity Series, LLC at fair value, which is ordinarily based upon their pro rata ownership in the net assets of the underlying fund.

     Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

     In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or the sub-advisor seeks to determine the price that each Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

     Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of each Fund’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Assets and be valued at their fair values, as determined in good faith by the investment advisor using a pricing service and/or policies approved by the Board.

NOTE 3 — Capital Shares:

     The pro forma net asset value per share assumes the issuance of shares of BlackRock Mid-Cap Growth Equity Portfolio that would have been issued at September 30, 2010 in connection with the proposed Reorganization. The number of shares assumed to be issued is equal to the net asset value of shares of the BlackRock Small/Mid-Cap Growth Portfolio, as of September 30, 2010, divided by the net asset value per share of the shares of BlackRock Mid-Cap Growth Equity Portfolio as of September 30, 2010. The pro forma number of shares outstanding, by class, for BlackRock Mid-Cap Growth Equity Portfolio consists of the following at September 30, 2010.

Capital Shares Table

Class of Shares	Shares of BlackRock Mid-Cap Growth Equity Portfolio Pre-Combination	Additional Shares Assumed Issued in Reorganization		Total Outstanding Shares Post-Combination

Institutional	2,184,193	1,130,344		3,314,537

Service	31,140	—	(a)	31,140

Investor A	17,583,321	9,511,635		27,094,956

Investor B	906,913	473,488		1,380,401

Investor C	1,389,193	838,535		2,227,728

Class R	403,719	269,132		672,851

a BlackRock Small/Mid-Cap Growth Portfolio has no Service Class shares outstanding.

NOTE 4 — Pro Forma Operating Expenses:

     The pro forma condensed combined statement of operations for the twelve month period ended September 30, 2010, as adjusted, giving effect to the Reorganization reflects changes in expenses of BlackRock Mid-Cap Growth Equity Portfolio as if the Reorganization was consummated on October 1, 2009. Although it is anticipated that there will be an elimination of certain duplicative expenses because of the Reorganization, the actual amount of such expenses cannot be determined because it is not possible to predict the cost of future operations.

NOTE 5 — Federal Income Taxes:

     Each of the BlackRock Mid-Cap Growth Equity Portfolio and BlackRock Small/Mid-Cap Growth Portfolio has elected to be taxed as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Code”). If the Reorganization is consummated, unless it is determined that such qualification is no longer in the best interest of shareholders, BlackRock Mid-Cap Growth Equity Portfolio will seek to continue to qualify as a regulated investment company by complying with the provisions applicable to certain investment companies, as defined in applicable sections of the Code, and to make distributions of taxable income sufficient to relieve it from all, or substantially all, Federal income taxes. In addition, BlackRock Small/Mid-Cap Growth Portfolio will make any required income or capital gain distributions prior to consummation of the Reorganization, in accordance with provisions of the Code relating to tax-free reorganizations of investment companies.

     The BlackRock Mid-Cap Growth Equity Portfolio will succeed to the capital loss carryforwards of the BlackRock Small/Mid-Cap Growth Portfolio. BlackRock Small/Mid-Cap Growth Portfolio’s capital loss carryforwards will be subject to the limitations of the Code. In addition, for five years beginning after the Closing Date of the Reorganization, the BlackRock Mid-Cap Growth Equity Portfolio will not be allowed to offset certain pre-Reorganization built-in gains attributable to the BlackRock Small/Mid-Cap Growth Portfolio with capital loss carryforwards. Due to the operation of these loss limitation rules, it is possible that the shareholders of the BlackRock Small/Mid-Cap Growth Portfolio would receive taxable distributions earlier than they would have in the absence of the respective Reorganization.

     Shareholders of the BlackRock Small/Mid-Cap Growth Portfolio may tender their shares before the Reorganizations take place, which will be treated as a normal tender of shares and, generally, will be a taxable transaction. Shareholders must consult with their own tax advisers regarding potential transactions.

NOTE 6 — Pro Forma Calculation:

     The accompanying Pro Forma Condensed Combined Financial Statements include pro forma calculations that are based on estimates and as such may not necessarily be representative of the actual combined fund financial statements.

NOTE 7 — Subsequent Events:

     Management has evaluated the impact of all subsequent events on the Funds through the date the Pro Forma Condensed Combined Financial Statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the Pro Forma Condensed Combined Financial Statements.

PART C

OTHER INFORMATION

Item 15. Indemnification

     Indemnification of Registrant’s principal underwriter against certain losses is provided for in Section 9 of the Distribution Agreement incorporated by reference herein as Exhibit 5(a). Indemnification of Registrant’s Custodian, Transfer Agent and Administrators is provided for, respectively, in Section 12 of the Custodian Agreement incorporated by reference herein as Exhibit 7(a), Section 12 of the Transfer Agency Agreement incorporated by reference herein as Exhibit 8(c) and Section 9 of the Administration Agreement incorporated by reference herein as Exhibit 8(k). Registrant intends to obtain from a major insurance carrier a trustees’ and officers’ liability policy covering certain types of errors and omissions. In addition, Section 9.3 of the Registrant’s Declaration of Trust incorporated by reference herein as Exhibit 1(a) provides as follows:

     Indemnification of Trustees, Officers, Representatives and Employees. The Trust shall indemnify each of its Trustees against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) reasonably incurred by him in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which he may be involved or with which he may be threatened, while as a Trustee or thereafter, by reason of his being or having been such a Trustee except with respect to any matter as to which he shall have been adjudicated to have acted in bad faith, willful misfeasance, gross negligence or reckless disregard of his duties, provided that as to any matter disposed of by a compromise payment by such person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless the Trust shall have received a written opinion from independent legal counsel approved by the Trustees to the effect that if either the matter of willful misfeasance, gross negligence or reckless disregard of duty, or the matter of bad faith had been adjudicated, it would in the opinion of such counsel have been adjudicated in favor of such person. The rights accruing to any person under these provisions shall not exclude any other right to which he may be lawfully entitled, provided that no person may satisfy any right of indemnity or reimbursement hereunder except out of the property of the Trust. The Trustees may make advance payments in connection with the indemnification under this Section 9.3, provided that the indemnified person shall have given a written undertaking to reimburse the Trust in the event it is subsequently determined that he is not entitled to such indemnification.

     The Trustee shall indemnify officers, representatives and employees of the Trust to the same extent that Trustees are entitled to indemnification pursuant to this Section 9.3.

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

     Section 9.6 of the Registrant’s Declaration of Trust, filed herein as Exhibit 1(a), also provides for the indemnification of shareholders of the Registrant. Section 9.6 states as follows:

     Indemnification of Shareholders. In case any Shareholder or former Shareholder shall be held to be personally liable solely by reason of his being or having been a Shareholder and not because of his acts or omissions or for some other reason, the Shareholder or former Shareholder (or his heirs, executors, administrators or other legal representatives or, in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets belonging to the classes of shares with the same alphabetical designation as that of the shares owned by such Shareholder to be held harmless from and indemnified against all loss and expense arising from such liability. The Trust shall, upon request by the Shareholder, assume the defense of any claim made against any Shareholder for any act or obligations of the Trust and satisfy any judgment thereon from such assets.

Item 16. Exhibits

(1)		—	Articles of Incorporation
	(a)	—	Declaration of Trust of the Registrant dated December 22, 1988 is incorporated herein by reference to Exhibit (1)(a) of Post-Effective Amendment No. 33 to Registrant’s Registration Statement on Form N-1A (File No. 33-26305) (the “Registration Statement”) filed on January 27, 1998.
	(b)	—	Amendment No. 1 to Declaration of Trust dated May 4, 1989 is incorporated herein by reference to Exhibit (1) (b) of Post-Effective Amendment No. 33 to Registrant’s Registration Statement filed on January 27, 1998.
	(c)	—	Amendment No. 2 to the Declaration of Trust dated December 23, 1993 is incorporated herein by reference to Exhibit (1)(c) of Post-Effective Amendment No. 33 to Registrant’s Registration Statement filed on January 27, 1998
	(d)	—	Amendment No. 3 to the Declaration of Trust dated January 5, 1996 is incorporated herein by reference to Exhibit 1(d) of Post-Effective Amendment No. 23 to Registrant’s Registration Statement filed on October 18, 1996.
	(e)	—	Amendment No. 4 to the Declaration of Trust dated December 23, 1997 is incorporated herein by reference to Exhibit (1)(e) of Post-Effective Amendment No. 33 to Registrant’s Registration Statement filed on January 27,1998
	(f)	—	Certification of Classification of shares dated September 15, 2008 is incorporated by reference to Exhibit 1(g) of Post-Effective Amendment No. 116 to Registrant’s Registration Statement filed on November 24, 2009.
	(g)	—	Certification of Classification of shares dated March 10, 2009 is incorporated herein by reference to Exhibit 1(f) of Post-effective Amendment No. 116 to Registrant’s Registration Statement filed on November 24, 2009.
	(h)	—	Certification of Classification of shares dated May 21, 2010 is incorporated herein by reference to Exhibit 1(h) of Post-Effective Amendment No. 134 to Registrant’s Registration Statement filed on May 25, 2010.
(2)		—	By-laws
	(a)	—	Amended and Restated Code of Regulations of the Registrant, effective December 2008 is incorporated by reference to Exhibit 2 of Post-Effective Amendment No. 116 to Registrant’s Registration Statement filed on November 24, 2009.
(3)		—	Voting trust agreements
	(a)	—	None.
(4)		—	Plan of Reorganization
		—	Form of Agreement and Plan of Reorganization is included in Appendix II to the Combined Proxy Statement/Prospectus.
(5)		—	Instruments Defining Rights of Security Holders
	(a)	—	Sections V, VIII and IX of Registrant’s Declaration of Trust dated December 22, 1988 are incorporated herein by reference to Exhibit (1)(a) of Post-Effective Amendment No. 33 to Registrant’s Registration Statement filed on January 27, 1998; Article II of Registrant’s Code of Regulations is incorporated herein by reference to Exhibit 2(a).
(6)		—	Investment Advisory Contracts
	(a)	—	Form of Investment Advisory Agreement between Registrant and BlackRock Advisors, LLC relating to existing Portfolios except Index Equity Portfolio is incorporated herein by reference to Exhibit 4(a) of Post-Effective Amendment No. 100 to Registrant’s Registration Statement filed on October 13, 2006.
	(b)	—	Form of Addendum No. 2 to Investment Advisory Agreement between Registrant and BlackRock Advisors, LLC is incorporated herein by reference to Exhibit 4(c) of Post-Effective Amendment No. 110 to Registrant’s Registration Statement filed on September 24, 2008.
	(c)	—	Form of Addendum No. 3 to Investment Advisory Agreement between Registrant and BlackRock Advisors, LLC is incorporated herein by reference to Exhibit 4(c) of Post-Effective Amendment No. 134 to Registrant's Registration Statement filed on May 25, 2010.
(7)		—	Underwriting Contracts
	(a)	—	Form of Distribution Agreement between Registrant and BlackRock Investments, LLC (formerly BlackRock Investments, Inc.) is incorporated herein by reference to Exhibit 5(a) to Post-Effective Amendment No. 111 to Registrant’s Registration Statement filed on January 28, 2009.
	(b)	—	Form of Cooperation Agreement among the Registrant, on behalf of All-Cap Energy & Resources Portfolio, BlackRock Advisors, LLC and UBS AG is incorporated by reference to Exhibit 5(b) of Post-Effective Amendment No. 116 to Registrant’s Registration Statement filed on November 24, 2009.
(8)		—	Bonus or Profit Sharing Contracts
		—	None.
(9)		—	Custodian Agreements
	(a)	—	Amended and Restated Custodian Agreement dated February 10, 2004 between BlackRock Funds and PFPC Trust Company is incorporated herein by reference to Exhibit 7(a) of Post-Effective Amendment No. 86 to Registrant’s Registration Statement filed on November 3, 2004.

	(b)	—	Sub-Custodian Agreement dated April 27, 1992 among the Registrant, PNC Bank, National Association and The Chase Manhattan Bank is incorporated herein by reference to Exhibit(8)(e) of Post-Effective Amendment No. 34 to Registrant’s Registration Statement filed on February 13, 1998.
	(c)	—	Global Custody Agreement between Barclays Bank PLC and PNC Bank, National Association dated October 28, 1992 is incorporated herein by reference to Exhibit(8)(f) of Post-Effective Amendment No. 33 to Registrant’s Registration Statement filed on January 27, 1998.
	(d)	—	Form of Custodian Agreement between the Registrant and State Street Bank and Trust Company is incorporated herein by reference to Exhibit 7(a) of Post-Effective Amendment No. 110 to Registrant’s Registration Statement filed on September 24, 2008.
	(e)	—	Custodian Agreement between State Street Bank and Trust Company and PNC Bank, National Association dated June 13, 1983 is incorporated herein by reference to Exhibit(8)(g) of Post-Effective Amendment No. 34 to Registrant’s Registration Statement filed on February 13, 1998.
	(f)	—	Amendment No. 1 to Custodian Agreement between State Street Bank and Trust Company and PNC Bank, National Association dated November 21, 1989 is incorporated herein by reference to Exhibit(8)(h) of Post-Effective Amendment No. 34 to Registrant’s Registration Statement filed on February 13, 1998.
	(g)	—	Subcustodial Services Agreement dated January 10, 1996 between PNC Bank, National Association and Citibank, N.A. is incorporated herein by reference to Exhibit 8(j) of Post-Effective Amendment No. 27 to Registrant’s Registration Statement filed on January 28, 1997.
	(h)	—	Form of Consent to Assignment and related Amendment to Consent to Assignment among the Registrant, PFPC Trust Company and The Bank of New York Mellon.*
(10)		—	Rule 12b-1 and Rule 18f-3 Plans
	(a)	—	Form of Distribution and Service Plan for Institutional, Service, Investor A, Investor B, Investor C, Hilliard Lyons, R and BlackRock shares is incorporated herein by reference to Exhibit 13(a) to Post-Effective Amendment 111 to the Registrant’s Registration Statement filed on January 28, 2009.
	(b)	—	Amended and Restated Plan Pursuant to Rule 18f-3 for Operation of a Multi-Class Distribution System is incorporated herein by reference to Exhibit 14(a) of Post-Effective Amendment No. 97 to Registrant’s Registration Statement filed on September 19, 2006.
(11)		—	Legal Opinions
	(a)	—	Opinion and consent of Bingham McCutchen LLP as to the legality of the securities being registered is filed herewith.
(12)		—	Form of Opinion of Willkie Farr & Gallagher LLP supporting the tax matters and consequences to shareholders discussed in the Prospectus/Proxy Statement is filed herewith.
(13)		—	Other Material Contracts
	(a)	—	Amended and Restated Administration Agreement dated February 10, 2004 among Registrant, BlackRock Advisors, LLC and PNC Global Investment Servicing (U.S.) Inc. (formerly PFPC Inc.) is incorporated herein by reference to Exhibit 8(a) of Post-Effective Amendment No. 86 to Registrant’s Registration Statement filed on November 3, 2004.
	(b)	—	Amended and Restated Transfer Agency Agreement dated February 10, 2004 between Registrant and PNC Global Investment Servicing (U.S.) Inc. (formerly PFPC Inc.) is incorporated herein by reference to Exhibit 8(c) of Post-Effective Amendment No. 86 to Registrant’s Registration Statement filed on November 3, 2004.
	(c)	—	Exhibit C to Amended and Restated Transfer Agency Agreement dated February 10, 2004 between Registrant and PNC Global Investment Servicing (U.S.) Inc. (formerly PFPC Inc.) is incorporated herein by reference to Exhibit 8(h) of Post-Effective Amendment No. 86 to Registrant’s Registration Statement filed on November 3, 2004.
	(d)	—	Share Acquisition Agreement dated April 29, 1998 by and among Registrant and PNC Bank, National Association and PNC Bank, Delaware, respectively, each as trustee for certain of the common trust funds listed therein is incorporated herein by reference to Exhibit 9(l) of Post-Effective Amendment No. 36 to Registrant’s Registration Statement filed on April 29, 1998.
	(e)	—	Form of Expense Limitation Agreement by and between Registrant and BlackRock Advisors, LLC is incorporated herein by reference to Exhibit 8(c) of Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A of BlackRock Funds II (File Nos. 333-142592; 811-22061), filed on October 29, 2009.
	(f)	—	Form of Shareholders’ Administrative Services Agreement between Registrant and BlackRock Advisors, LLC is incorporated herein by reference to Exhibit 8(p) of Post-Effective Amendment No. 91 to Registrant’s Registration Statement filed on January 31, 2005.

*     To be filed by amendment.

	(g)	—	Form of Seventh Amended and Restated Credit Agreement among the Registrant, a syndicate of banks and certain other parties is incorporated herein by reference to Exhibit 8(b)(7) to Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A of BlackRock Fundamental Growth Fund, Inc. (File No. 33-47875), filed on December 21, 2006.
	(h)	—	Form of Termination, Replacement and Restatement Agreement among the Registrant, a syndicate of banks and certain other parties is incorporated herein by reference to Exhibit 8(b) to Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A of BlackRock Global Growth Fund, Inc. (File No. 333-32899), filed on December 17, 2007.
	(i)	—	Form of Termination, Replacement and Restatement Agreement between the Registrant and a syndicate of banks dated as of November 19, 2008, relating to the Credit Agreement dated as of November 17, 2007 is incorporated herein by reference to Exhibit 8(c) to Post-Effective Amendment No. 20 to the Registrant Statement on Form N-1A of BlackRock Fundamental Growth Fund, Inc. (File No. 33-47875), filed on December 22, 2008.
	(j)	—	Form of Administration Agreement dated June 1, 2007 among Registrant, BlackRock Advisors, LLC and State Street Bank and Trust Company is incorporated herein by reference to Exhibit 8(j) of Post-Effective Amendment No. 112 to Registrant’s Registration Statement filed on April 30, 2004.
	(k)	—	Form of Termination, Replacement and Restatement Agreement between the Registrant and a syndicate of banks dated as of November 18, 2009, relating to the Credit Agreement dated as of November 19, 2008 is incorporated herein by reference to Exhibit 8(c) to Post-Effective Amendment No. 22 to the Registration Statement on Form N-1A of BlackRock Fundamental Growth Fund, Inc. (File No. 33-47875), filed on December 23, 2009.
	(l)	—	Form of Termination, Replacement and Restatement Agreement between the Registrant and a syndicate of banks dated as of November 17, 2010, relating to the Credit Agreement dated as of November 18, 2009, is incorporated herein by reference to Exhibit 8(k) to Post-Effective Amendment No. 36 to the Registration Statement on Form N-1A of BlackRock Funds II (File No. 333-142592), filed on November 22, 2010.
(14)		—	Consents
	(a)	—	Consent of Deloitte & Touche LLP, independent registered public accounting firm for the BlackRock Small/Mid-Cap Growth Portfolio and for the BlackRock Mid-Cap Growth Equity Portfolio is filed herewith.
(15)		—	Form of Amended and Restated Securities Lending Agreement[1]
(16)		—	Power of Attorney
	(a)	—	Power of Attorney is included on the signature page.
(17)	(a)	—	Form of Proxy Card is filed herewith.
	(b)	—	Prospectus and Statement of Additional Information of the BlackRock Small/Mid-Cap Growth Portfolio, each dated January 29, 2010 (incorporated by reference to Post-Effective Amendment No. 124 to the Registration on Form N-1A (File No. 33-26305), filed on January 28, 2010).
	(c)	—	Prospectus and Statement of Additional Information of the BlackRock Mid-Cap Growth Equity Portfolio, each dated January 29, 2010 (incorporated by reference to Post-Effective Amendment No. 124 to the Registration of BlackRock Funds on Form N-1A (File No. 33-26305), filed on January 28, 2010).
	(d)	—	Annual Report to Shareholders of the BlackRock Small/Mid-Cap Growth Portfolio for the year ended September 30, 2010 (incorporated by reference to the Certified Shareholder Report on Form N-CSR of the Registrant, filed on December 7, 2010).
	(e)	—	Annual Report to Shareholders of the BlackRock Mid-Cap Growth Equity Portfolio for the year ended September 30, 2010 (incorporated by reference to the Certified Shareholder Report on Form N-CSR of the Registrant, filed on December 7, 2010).

1     To be filed by amendment.

Item 17. Undertakings

     (1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the 1933 Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by other items of the applicable form.

     (2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the City of New York and the State of New York on the 1st day of April, 2011.

BLACKROCK FUNDS (Registrant)

By:	/s/ John Perlowski

(John Perlowski,
President and Chief Executive Officer)

Each person whose signature appears below hereby authorizes Howard Surloff, Ira Shapiro, Ben Archibald, John Perlowski, Neal J. Andrews, Jay M. Fife, Edward Baer, Brendan Kyne, Brian Schmidt, Janey Ahn, and Aaron Wasserman, or any of them, as attorney-in-fact, to sign on his or her behalf, individually and in each capacity stated below, any amendments to the Registration Statement (including post-effective amendments) and to file the same, with all exhibits thereto, with the Securities and Exchange Commission. This power of attorney will be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts. The execution of this power of attorney is not intended to, and does not, revoke any prior powers of attorney.

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

SIGNATURE	TITLE	DATE

/s/ John Perlowski	President and Chief Executive Officer (Principal Executive Officer)	April 1, 2011

(John Perlowski)

/s/ Neal J. Andrews	Chief Financial Officer (Principal Financial and Accounting Officer)	April 1, 2011

(Neal J. Andrews)

/s/ David O. Beim*	Trustee	April 1, 2011

(David O. Beim)

/s/ Ronald W. Forbes*	Trustee	April 1, 2011

(Ronald W. Forbes)

/s/ Dr. Matina S. Horner*	Trustee	April 1, 2011

(Dr. Matina S. Horner)

/s/ Rodney D. Johnson*	Trustee	April 1, 2011

(Rodney D. Johnson)

/s/ Herbert I. London*	Trustee	April 1, 2011

(Herbert I. London)

/s/ Cynthia A. Montgomery*	Trustee	April 1, 2011

(Cynthia A. Montgomery)

/s/ Joseph P. Platt*	Trustee	April 1, 2011

(Joseph P. Platt)

/s/ Robert C. Robb, Jr.*	Trustee	April 1, 2011

(Robert C. Robb, Jr.)

/s/ Toby Rosenblatt*	Trustee	April 1, 2011

(Toby Rosenblatt)

/s/ Kenneth L. Urish*	Trustee	April 1, 2011

(Kenneth L. Urish)

/s/ Frederick W. Winter*	Trustee	April 1, 2011

(Frederick W. Winter)

/s/ Richard S. Davis*	Trustee	April 1, 2011

(Richard S. Davis)

/s/ Henry Gabbay*	Trustee	April 1, 2011

(Henry Gabbay)

/s/ Ben Archibald		April 1, 2011

(Ben Archibald, Attorney-In-Fact)

EXHIBIT INDEX

Exhibit No.			Description

11	(a)	—	Opinion and consent of Bingham McCutchen LLP as to the legality of the securities being registered.

12		—	Form of Opinion of Willkie Farr & Gallagher LLP supporting the tax matters and consequences to shareholders.

14		—	Consent of Deloitte & Touche LLP, independent registered public accounting firm for the BlackRock Small/Mid-Cap Growth Portfolio and for the BlackRock Mid-Cap Growth Equity Portfolio.

17	(a)	—	Form of Proxy Card.